Registration Nos. 333-32101

811-08736

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 18

FOR REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

POST-EFFECTIVE AMENDMENT NO. 11

THE GUARDIAN SEPARATE ACCOUNT K

(Exact Name of Trust)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Complete Address of Principal Executive Offices)

RICHARD T. POTTER, JR., ESQ.

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

Steve Roth

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b), or

☒	on April 30, 2012 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(i), or

☐	on pursuant to paragraph (a)(i) of Rule 485 (80 days after filing)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant’s most recent fiscal year was filed on March 23, 2012.

April 30, 2012	Securities Act of 1933 File No. 333-32101

PARK AVENUE LIFE PROSPECTUS

Issued by The Guardian Separate Account K

This prospectus describes Park Avenue Life, an individual variable whole life insurance policy with modified scheduled premiums. It provides lifetime insurance protection until the policy anniversary nearest the insured’s 100th birthday with a guaranteed minimum death benefit that at least equals the face amount if policy premiums are paid when due or skipped under the Premium Skip Option, no partial withdrawals are made and there is no policy debt.

It offers you flexibility in deciding how your premiums are invested, but you bear the risk of investment losses for any premiums or cash values allocated to the variable investment options.

A prospective purchaser should evaluate the need for life insurance and the policy’s long-term investment potential before buying a policy. In addition, it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue Life policy. Variable life insurance is not a short-term investment. The policy is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life) through its Separate Account K (Separate Account). Our offices are located at 7 Hanover Square, New York, New York 10004. GIAC is obligated to pay all benefits under the policy.

This prospectus sets forth information that you should know about the policy before investing, and you should retain it for future reference. Your premiums and policy account value may be allocated among several variable investment options. You can also allocate premiums and policy account value to a fixed-rate option. Special limits apply to transfers out of the fixed-rate option. Please read these prospectuses carefully before investing.

Guardian Investor Services LLC (GIS) serves as principal underwriter and distributor of the policies and offers the policies through its sales representatives or through sales representatives of broker-dealer firms who have entered into agreements with GIAC and GIS to sell the policies and who are registered with The Financial Industry Regulatory Authority (“FINRA”) and with the states in which they do business. More information about GIS and its registered persons is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain various investor brochures from FINRA.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of the principal amount invested.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) that you may visit to view this prospectus and other information.

The Park Avenue Life policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC.

Guardian Investor Services LLC (GIS) serves as principal underwriter and distributor of the Policies and offers the Policies through its sales representatives or through sales representatives of broker-dealer firms who have entered into agreements with GIAC and GIS to sell the Policies and who are registered with FINRA and with the states in which they do business. More information about GIS and its registered persons is available at http://www.finra.org or by calling 800.289.9999. You can also obtain various investor brochures from FINRA.

POLICY SUMMARY

THIS SUMMARY outlines the principal features of your Park Avenue Life variable life insurance policy, including policy benefits, policy risks and the risks associated with each variable investment option available under the policy. It is qualified by the detailed explanation that follows and the terms of your Park Avenue Life policy.

WHAT IS VARIABLE LIFE INSURANCE AND HOW DOES IT WORK?

Variable life insurance is intended to provide two important benefits:

•	a death benefit that is not taxable to your beneficiary, and

•	a cash value that can grow, with taxes on the growth being deferred.

You allocate your Net Premium payments (the amount that remains after we deduct premium charges from your basic scheduled premium) and cash value among the variable investment options and the fixed-rate option. Most of these options provide variable returns. That’s why it’s called variable life insurance.

If the investment options that you choose perform well, the cash value of your policy will increase, and the death benefit may also increase. As a variable life insurance policyowner, however, you bear the risk of investment losses to the extent that your cash values are invested in the variable options. Your policy has no guaranteed cash value.

WHAT DEDUCTIONS AND CHARGES DO YOU HAVE TO PAY?

There are various deductions and charges associated with maintaining your Park Avenue Life policy. These deductions and charges are set forth in the Charges and deductions tables and in the section titled Deductions and charges.

WHAT ARE THE INSURANCE BENEFITS UNDER YOUR POLICY?

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. The rider benefits you choose will determine the additional amount, if any, that’s paid to the beneficiary.

Death benefits

You have a choice of two death benefit options with this policy:

•	under Option 1, the death benefit will at least equal your policy’s Face Amount when the insured dies, or

•

under Option 2, the death benefit is a variable amount that may grow beyond the face amount if your policy account value increases and exceeds your policy’s benchmark value shown in your policy. The benchmark value is a measure we use to assess the adequacy of the funding in your policy over time. For an explanation see Special terms used in this prospectus. Under this option the death benefit will also at least equal your policy’s face amount.

Terms we’ve used

In this document, “we,” “us,” and “our” refer to The Guardian Insurance & Annuity Company, Inc., and “you” and “your” refer to the policyowner. You can find definitions of special terms used in this prospectus at the end of this document. We’ve used italic script to highlight these terms the first time they appear in the text.

Benefits

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit.

SUMMARY	PROSPECTUS	1

You may choose either of these options until the Policy Anniversary (the anniversary each year of the policy date) closest to the insured’s 100th birthday. On or after this date, the death benefit will be the policy account value.

Within certain limits, you can change your policy’s death benefit option once in a policy year, after your policy has been in force for one year, and as long as the insured is still living. For more information see Death benefit options.

Rider benefits

Riders are a way to add to the coverage offered by your policy. The riders offered under this policy are set forth in Appendix B. They are subject to GIAC’s insurance and policy issuing requirements, and all may not be available in all states.

Premiums for any rider benefits you buy will be included in your policy premiums, but are not allocated to the variable investment or fixed-rate options. Riders have no cash value.

WHAT ARE PREMIUMS?

Premiums are the payments you make to buy and keep your insurance in force. There are several types of premiums associated with your Park Avenue Life policy, which together form your policy premium. See Premiums.

After you pay the first policy premium, you must pay further policy premiums once a year. You can, however, ask to pay them semi-annually, quarterly or monthly through an automatic payment plan, or at any other interval that we agree to. Within limits, you may also make unscheduled payments to your policy at any time.

If you are eligible for and choose the Premium Skip Option you may, after the first policy year and under certain circumstances, “skip” paying one or more annual premiums without causing the policy to lapse or reducing the face amount. You may also pay your premiums by taking out a loan through our Automatic Premium Loan feature.

Choosing the Premium Skip Option or the Automatic Premium Loan Feature can adversely affect the overall value of your policy, but won’t reduce your guaranteed death benefit or cause your policy to lapse. See Could your policy lapse?

WHAT ARE YOUR ALLOCATION OPTIONS?

You choose where your net premiums are invested. There are a number of variable investment options and a fixed-rate option. These options are discussed under Your Allocation Options. Your net premiums and policy account value may be allocated to a maximum of seven allocation options at any one time, including the fixed-rate option.

Each variable investment option invests in a series of a mutual fund. The value of these options, and your policy account value in them, will vary

Paying premiums

After you pay the first policy premium, you must pay further policy premiums once a year. You can, however, ask to pay them semi-annually, quarterly or monthly through an automatic payment plan, or at any other interval that we agree to. Within limits, you may also make unscheduled payments to your policy at any time.

Allocation options

You choose where your net premiums are invested. There are a number of variable investment options and a fixed-rate option. Your net premiums and policy account value may be allocated to a maximum of seven allocation options at one time, including the fixed-rate option.

2	PROSPECTUS	SUMMARY

Investment risks

Investment performance in the variable investment options may be unfavorable. You could lose everything you invest and your policy could lapse without value if you do not pay additional premium. The rate of interest we declare for the fixed-rate option may decrease to the minimum guaranteed rate.

Loan risks

Loans reduce the amount of policy account value available for withdrawal or surrender, or the amount we pay on the insured’s death, by the amount of the indebtedness. Your policy may lapse if your indebtedness reduces the cash surrender value to zero. A loan also may have tax consequences.

depending on the performance of the mutual funds corresponding to the options you choose. There is no minimum guaranteed policy account value for the amounts allocated to the variable investment options and, if you invest in variable investment options, you will be subject to the risk that investment performance will be poor and that your policy account value will decrease.

You will find the investment objectives, policies, risks, fees and expenses for each of these funds listed in the prospectus for that fund. You may request copies of the prospectuses from your registered representative or by calling 1-800-441-6455. You should read the corresponding fund prospectus carefully and consider the investment objectives, risks, fees and charges before investing in any variable investment option. For a summary of this information see The variable investment options.

The fixed-rate option earns a set rate of interest. You earn interest on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. Interest accrues daily at a minimum annual interest rate of 4%. GIAC sets the rate of interest for the fixed-rate option and guarantees your principal and interest under this option. See The fixed-rate option.

CAN YOU TRANSFER THE MONEY IN YOUR POLICY AMONG DIFFERENT ALLOCATION OPTIONS?

Provided the money in your policy is not being held as collateral against a loan, you can transfer it among the variable investment options, and into the fixed-rate option, at any time. Your net premiums and policy account value may be allocated to up to seven allocation options at any time. We limit transfers out of the fixed-rate option. See The fixed-rate option.

DO YOU HAVE ACCESS TO THE MONEY YOU’VE INVESTED IN YOUR POLICY?

After your policy has been in force for one year, you may, within limits, make partial withdrawals of your policy’s Net Cash Surrender Value. The net cash surrender value is your policy account value minus any surrender charges and policy debt, plus any amounts paid as policy premium assessments beyond the next monthly date. Policy debt is made up of all unpaid policy loans, plus the accumulated and unpaid interest on those loans.

You may also, within limits, borrow all or a portion of the loan value of your policy. There are risks associated with policy loans. When you take a policy loan, we transfer the amount of the loan out of the variable investment options and the fixed-rate option, and hold that amount in the Loan Collateral Account to serve as collateral. This loan collateral account does not participate in the investment experience of those allocation options and the loan, therefore, can affect the policy value and death benefit over time whether or not the loan is repaid. Loans reduce the amount of your policy account value whether or not the loan is repaid. Loans reduce the amount of your policy account value available for withdrawal or surrender, or the amount we pay on the insured’s

SUMMARY	PROSPECTUS	3

Surrender and

withdrawal risks

The policy is designed to meet long-term financial goals. Surrenders and partial withdrawals may have tax consequences, and the charges associated with surrenders may play a role in determining if your policy will lapse.

Tax risks

While there is some uncertainty about the application of federal tax law to the policy, we believe it is reasonable to conclude that increases in the value of your policy should not be taxed unless you make a withdrawal (or, in some cases, take a loan) or surrender your policy before the insured dies.

death, by the amount of any indebtedness. Your policy may lapse (terminate without value) if your indebtedness reduces the cash surrender value to zero. If you surrender the policy or allow it to lapse while a policy loan is outstanding, you may have to pay tax on the amount you still owe to your policy. See Policy loans and Federal tax considerations for details.

Finally, you may at any time surrender your policy for the net cash surrender value. After you surrender your policy, you no longer have insurance coverage and your policy cannot be reinstated. A surrender charge applies for 12 policy years after the issue date. It is possible that you will receive no net cash surrender value if you surrender your policy in the first few policy years. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender it or make partial withdrawals in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short-term investment.

Surrenders and partial withdrawals may have tax consequences.

HOW IS YOUR POLICY AFFECTED BY TAXES?

We believe it is reasonable to conclude that your Park Avenue Life policy will be treated as a life insurance contract under federal tax law. However, due to limited guidance, there is some uncertainty about the application of the federal tax law to the policy, particularly with respect to policies issued on an insured who does not meet our insurance requirements for standard coverage. Assuming that your policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the policy account value until there is a distribution from the policy. Moreover, death benefits payable under a policy should be excludible from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although some other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, an additional 10% tax may be imposed on surrenders, partial withdrawals, and loans taken before you attain age 59 1/2. If the policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a MEC are subject to the 10% additional tax. See Tax Considerations.

4	PROSPECTUS	SUMMARY

WHAT CHANGES CAN YOU MAKE TO YOUR POLICY?

Decreasing the face amount of the policy

After your policy has been in force for one year, you may request a decrease in the face amount. The decrease must be at least $10,000, and the insured must be alive when we receive your request. If you decrease your face amount in the first 12 years of your policy, you will pay a surrender charge. The new face amount cannot be lower than GIAC’s current minimum face amount.

Exchanging your Park Avenue Life policy for a fixed-benefit life insurance policy

You may exchange your Park Avenue Life policy for a level premium fixed-benefit whole life insurance policy issued by GIAC or one of our affiliates prior to the later of the second anniversary or the insured’s attained age 90. There may be a credit or a cost to be paid. See Special Features of your policy.

Canceling your policy after it has been issued

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this by the later of:

•	10 days after you receive your policy, or

•	45 days after you sign Part 1 of the completed application for your policy.

Longer periods may apply in some states. Once we receive your notice, we will refund all of the premiums you paid, and your policy will be considered void from the beginning. See Your right to cancel your policy.

COULD YOUR POLICY LAPSE?

Your policy may lapse if you don’t pay a policy premium within 31 days of the due date or if you have excess policy debt. You must pay policy premiums in cash by the due date, unless you qualify and have signed up for your policy’s Premium Skip Option or Automatic Premium Loan feature. We will tell you that you must make a loan repayment if the amount that you owe us becomes greater than your cash surrender value.

We will tell you if your policy is in danger of lapsing, and will keep your policy in force if we receive the required payment when requested. If your policy does lapse, we can continue your coverage for a limited time, or for a reduced amount, under one of the policy value options.

If your policy has lapsed and it has not been surrendered for its cash value, you may have up to five years to reinstate it. See Premiums (Premium Skip Option, Automatic Premium Loan, Grace Period and Reinstating your policy) and Policy value options.

Could your

policy lapse?

Your policy may lapse if you don’t pay a policy premium within 31 days of the due date or if you have excess policy debt.

SUMMARY	PROSPECTUS	5

CHARGES AND DEDUCTIONS TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Certain of those fees and charges are payable only if you choose an optional policy feature. If the amount of the charge varies depending on the individual characteristics of the insured — such as age, sex, duration, face amount and underwriting class – the tables below show the maximum and minimum charges we assess under the policy and the charges for a typical insured. The charges may not be typical of the charges you will pay. The first table describes the fees and expenses that you will pay at the time that you make the required initial or subsequent scheduled premium payments under the policy, surrender the policy, or transfer policy account value among the variable investment options and the fixed options.

TRANSACTION FEES
Charge	When Charge Is Deducted/Paid	Amount Deducted/Paid
Premium Charge	When Premium is paid	7.5% of premiums you pay in an amount equal to 12 annual basic scheduled premiums and 4.5% of premiums you pay in excess of an amount equal to 12 annual basic scheduled premiums.[1]
Modality Charge	When premium is paid, if premiums for any benefits provided under this policy are paid more frequently than annually.

If premium paid semi-annually: premium is 3.00% more than if paid annually.

If premium paid quarterly: premium is 5.06% more than if premium paid annually.

If premium paid monthly: premium is 3.00% more than if premium paid annually.

Premium Skip Option	Annually, upon the selection of the Premium Skip Option	An amount equal to 92.5% of any policy premium assessment.
Surrender Charge[2]	Upon full surrender or lapse of the policy within the first 12 policy years of the initial face amount and upon a decrease in face amount.

Minimum first year charge: $5.37 per $1,000 of policy face amount.

Maximum first year charge: $58.87 per $1,000 of policy face amount.

First Year charge for a male, non-smoker issue age 35, in the preferred plus underwriting class, with a policy face amount of $250,000 and assuming no unscheduled payments are made: $13.59 per $1,000 of base policy face amount.

Transfer Charge	The charge is not currently imposed. We reserve the right to impose the charge at the time of transfer after the 12th transfer in a policy year.	$25 per transfer after the 12th transfer in a policy year.
Unscheduled Payment Handling Fee	The charge is not currently imposed.	$2.00 per unscheduled payment
Partial Withdrawal Charge	Upon making a partial withdrawal from policy account value	$25 or 2% of the amount of the withdrawal whichever is lower.
Reinstatement Charge	Upon Reinstatement	The greater of: all overdue policy premiums with 6% interest compounded annually; or, 110% of any increase in cash surrender value of your policy due to your policy’s reinstatement, plus any overdue premiums for extra coverage you purchased through riders, or for rating charges, with 6% interest compounded annually.

[1]

The amount of the basic scheduled premium for a policy depends on the insured’s age, underwriting class and sex (unless gender-neutral rates are required by law). The minimum amount of basic scheduled premium for a non-substandard rated policy is $3.07 per $1,000 of face amount and the maximum amount is $161.34 per $1,000 of face amount. The basic scheduled premium for a male, non-smoker issue age 35 in the preferred plus underwriting class, with a policy face amount of $250,000 is $8.12 per $1,000 of face amount.

[2]

The surrender charge decreases every year until it reaches 0% by the beginning of the 13th policy year. Surrender charges vary based on the insured’s age, sex, underwriting class and face amount. The surrender charge shown in the table may not be representative of the charges you will pay. You can obtain more information about your surrender charge by contacting our customer service office.

6	PROSPECTUS	CHARGES AND DEDUCTIONS TABLES

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the fees and expenses of the underlying fund companies. “Optional Charges” are the charges we deduct if you choose to add optional benefits by rider.

PERIODIC FEES[1]
Charge	When Charge Is Deducted/Paid	Amount Deducted/Paid
Cost of Insurance[2]:	Monthly

Minimum first year guaranteed charge: $0.057 per $1,000 of net amount at risk (NAR) for all underwriting classes

Maximum first year guaranteed charge: $90.909 per $1,000 of NAR for all underwriting classes.

First year guaranteed charge for a male, non-smoker issue age 35, in the preferred plus underwriting class with a policy face amount of $250,000: $0.141 per $1,000 of NAR.

See notes for current charge[3]

Mortality and Expense Risk	Daily	The guaranteed annual charge is 0.90% of the average daily net assets in the variable investment options. See notes for current charge[4]
Guaranteed Insurance Amount	Monthly	$0.01 per $1,000 of current base policy face amount.
Policy Charge	Monthly	$10.00 for the first 3 policy years. After the third policy year, the average is guaranteed not to exceed $8.00 per month[5]
Administration Charge[6]	Monthly

Minimum charge: $0.02 per $1,000 of policy face amount.[7]

Maximum charge: $0.04 per $1,000 of policy face amount.[7]

Charge for a male, non-smoker age 35, in the preferred plus underwriting class with a policy face amount of $250,000:

$0.04 per $1,000 of base policy face amount.

Interest on Policy Loans	Annually on your policy anniversary	8% annually on all outstanding policy debt until the later of the 20th policy anniversary or the insured’s attained age 65[8]
Optional Charges[9]
Adjustable Renewable Term Rider (ART)	With your scheduled premium payment

Minimum first year guaranteed charge: $1.00 per $1,000 of ART rider face amount for all underwriting classes.

Maximum first year guaranteed charge: $132.92 per $1,000 of ART rider face amount for all underwriting classes.

See notes for current charge[10]

First year guaranteed charge for a male, non-smoker issue age 35, in the preferred plus underwriting class with a policy face amount of $250,000: $1.09 per $1,000 of ART rider face amount.[11]

Accidental Death Benefit Rider (ADB)	With your scheduled premium payment

Minimum Charge for a non-substandard rated policy rider:

$0.76 per $1,000 of ADB face amount annually

Maximum Charge for a non-substandard rated policy rider: $1.34 per $1,000 of ADB face amount annually

Charge for a male, non-smoker issue age 35, in the preferred plus underwriting class: $0.81 per $1,000 of ADB face amount annually[11]

Guaranteed Purchase Option Rider (GPO)	With your scheduled premium payment

Minimum Charge for a non-substandard rated policy rider:

$0.24 per $1,000 of GPO face amount annually

Maximum Charge for a non-substandard rated policy rider: $3.45 per $1,000 of GPO face amount annually

Charge for a male, non-smoker issue age 35, in the preferred plus underwriting class: $1.08 per $1,000 of GPO face amount annually[11]

CHARGES AND DEDUCTIONS TABLES	PROSPECTUS	7

PERIODIC FEES[1] (continued)
Charge	When Charge Is Deducted/Paid	Amount Deducted/Paid
Optional Charges[9] (continued)
Simplified Insurability Option Rider (SIO)	N/A	There is no charge for this rider
Waiver of Premium Rider	With your scheduled premium payment

Minimum Charge for a non-substandard rated policy rider: $0.05 per $1,000 of policy face amount annually

Maximum Charge for a non-substandard rated policy rider: $2.79 per $1,000 of policy face amount annually

Charge for a male, non-smoker issue age 35, in the preferred plus underwriting class with a policy face amount of $250,000: $0.25 per $1,000 of base policy face amount annually[11]

[1]	Does not include operating fees and expenses of the underlying funds. Monthly fees are not deducted after the policy anniversary closest to the insured’s 100th birthday.
[2]

The cost of insurance charge varies based on the insured’s age, policy duration, sex, underwriting class and face amount. Any additional rating charges applicable to insureds who do not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The cost of insurance charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

[3]

The minimum current first year cost of insurance charge for a non-substandard rated policy is $0.026 per $1,000 of NAR, the maximum current first year cost of insurance charge for a non-substandard rated policy is $29.077 per $1,000 of NAR, and the current first year cost of insurance charge is $0.084 per $1,000 of NAR, for a male, non-smoker issue age 35, in the preferred plus underwriting class, with a policy face amount of $250,000.

[4]	The current annual charge for the mortality and expense risk fee is 0.60% of the average daily net assets in the variable investment options.
[5]	The current charge after the third policy year is $4.00 per month.
[6]

The administration charge is based on the insured’s age, sex, and underwriting class for the face amount. The administration charge shown in the table may not be representative of the charges you will pay. For more details, contact your registered representative.

[7]	After the 12th policy year the charge decreases to $0.015 per $1,000 of face amount.
[8]	Thereafter, the annual rate falls to 5% for all outstanding and new policy loans.
[9]	Optional charges are the charges that we deduct if you choose to add optional benefit riders.
[10]

The minimum first year current rider charge for a non-substandard rated policy is $0.13 per $1,000 of ART rider face amount, maximum first year current rider charge for a non-substandard rated policy is $63.05 per $1,000 of ART rider face amount, and the first year current rider charge for a male, non-smoker issue age 35, in the preferred plus underwriting class with a policy face amount of $250,000 and term face amount of $250,000 is $0.36 per $1,000 of ART rider face amount.

[11]

The charges for the Adjustable annual renewable term rider, Accidental death benefit rider, Guaranteed purchase option rider, and Waiver of premium rider vary based on individual characteristics of the insured. The charges shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

The next table describes the underlying mutual fund fees and expenses that you will pay periodically during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the underlying mutual funds for the most recently ended fiscal year. More detail concerning these fees and expenses is contained in the prospectus for each underlying mutual fund.

Annual Underlying Mutual Fund Operating Expenses (expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution and/or service (12b-1) fees, and other expenses).

	Minimum	Maximum
Total Gross Annual Underlying Mutual Fund Operating Expenses*	0.10%	1.43%

*	The range of Annual Underlying Mutual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each underlying fund for more information about that fund’s expenses.

The fee and expense information used to prepare the above table were provided to GIAC by the underlying funds. GIAC has not independently verified such information. In addition, it is based on amounts incurred during the underlying mutual funds’ most recent fiscal years. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein.

8	PROSPECTUS	CHARGES AND DEDUCTIONS TABLES

The Park Avenue Life Policy Diagram1

[1]

This diagram excludes the unscheduled payment handling fee and transfer charge which are not being imposed currently. Interest on policy debt and repayments of policy debt are also not reflected in the diagram.

POLICY DIAGRAM	PROSPECTUS	9

ABOUT THE PARK AVENUE LIFE POLICY

Issuing the policy

A Park Avenue Life insurance policy must have a face amount of at least $100,000.

The policyowner

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured.

THIS SECTION provides detailed information about your policy. It explains your rights and responsibilities under the policy, and those of GIAC. Because the laws and regulations that govern the policy vary among the jurisdictions where the policy is sold, some of the policy’s terms will vary depending on where you live. These terms of your policy will be outlined in the policy we send you. Appendix E contains important information for policies issued in the state of New York.

ISSUING THE POLICY

A Park Avenue Life insurance policy must have a face amount of at least $100,000. To issue a policy:

•	the insured must be age 80 or under and meet our insurance requirements, and

•	you must live in a state or jurisdiction in which we offer the policy.

If you are interested in exchanging an existing policy for a Park Avenue Life policy, we recommend that you speak with your lawyer or tax adviser first. It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

Backdating your policy

Under certain circumstances we will backdate your policy if you ask us to, giving you a policy date up to six months before the application was actually signed. Backdating your policy may be beneficial if, for example, it would allow you to qualify for a lower premium because the insured was younger on the policy date. To backdate a policy you must pay all policy premiums that would have been due from the backdated policy date. We deduct the monthly deductions due from the backdated policy date to the issue date.

THE POLICYOWNER

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured. While the insured is living, only the policyowner named in our records has the right to exercise rights granted by the policy unless ownership of the policy has been assigned to someone else. Except for transfers, all of the policy’s joint

10	PROSPECTUS	ABOUT THE PARK AVENUE LIFE POLICY

owners must approve policy transactions or changes in writing, including assigning ownership of the policy to someone else. When a joint policyowner dies, we will divide his or her share of the policy equally among the other policyowners, unless the deceased policyowner has indicated otherwise.

If you want to change the policyowner, you must request it in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners. The change will be made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request. Changing the policyowner may have tax consequences.

If you are not the insured and die before the insured, your estate (or if there had been joint owners, the estate of the last surviving joint owner) becomes the policyowner, unless you have named someone to take over ownership of the policy (a successor owner). If you are both the policyowner and the insured, a successor owner may not be named because the policy ends when you die.

THE BENEFICIARY

The beneficiary is the person you name to receive the proceeds when the insured dies. You can change the beneficiary until the insured dies. Also, you may name a “contingent” beneficiary, who will receive the proceeds if the first beneficiary dies before the insured, or a second or “concurrent” beneficiary who will receive a portion of the proceeds when the insured dies. The beneficiary must live longer than the insured to qualify as a beneficiary and has no rights under the policy until the insured dies. If the insured outlives all of the beneficiaries named in the policy, then the policyowner or the policyowner’s estate becomes the beneficiary.

If you want to change the beneficiary, you must give us your instructions in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners listed in our records. The change is made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the death benefit proceeds to your beneficiary within five years of the death of the insured, we may be required to pay them to the state.

The beneficiary

The beneficiary is the person you name to receive the proceeds when the insured dies.

ABOUT THE PARK AVENUE LIFE POLICY	PROSPECTUS	11

BENEFITS AND POLICY VALUES

Death benefit

options

You have a choice of two death benefit options with this policy. If a fixed amount of insurance coverage and potentially lower monthly deductions best fits your needs, you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy’s guaranteed face amount, you should choose Option 2. See accompanying text for details.

DEATH BENEFIT OPTIONS

You have a choice of two death benefit options with this policy. You should choose the death benefit option that best meets your insurance needs and investment objectives. If a fixed amount of insurance coverage and potentially lower monthly deductions best fits your needs, you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy’s guaranteed face amount, you should choose Option 2.

Option 1

Under Option 1, your death benefit is the greater of:

•	the face amount on the date of the insured person’s death,

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code on the monthly date before the insured’s death, or

•	after the first policy year, the variable insurance amount. This is explained below.

Under this option, if the policy account value increases, the net amount at risk decreases. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Option 2

Under Option 2, your death benefit is the greater of:

•	the face amount on the date of the insured person’s death, plus the amount by which the policy account value, as of the monthly date before the insured’s death, exceeds the benchmark value,

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code on the monthly date before the insured’s death, or

•	after the first policy year, the variable insurance amount. This is explained below.

Under this option, if your investments perform well or you make unscheduled payments, your policy account value may increase enough to increase your death benefit. If your investments perform poorly, your death benefit could be lower, but it will never be lower than the face amount. Investment performance and unscheduled payments do not affect your net amount at risk under this option, if the policy account value exceeds the benchmark value.

Regardless of which option you choose, after the policy anniversary closest to the insured’s 100th birthday the death benefit is the policy account value. The tax consequences of continuing the policy beyond the insured’s 100th birthday are unclear. You should consult a tax adviser for more information.

If you make a partial withdrawal from your policy between the most recent monthly date and the death of the insured, the proceeds of the death benefit under either option will be reduced by the amount of your withdrawal.

12	PROSPECTUS	BENEFITS AND POLICY VALUES

THE VARIABLE INSURANCE AMOUNT

The variable insurance amount provides a guarantee that your policy’s death benefit will be greater than its face amount if the policy account value exceeds the net single premium on any policy review date. We calculate the variable insurance amount for each year of your policy after the first policy anniversary by multiplying $1,000 by the policy account value on the policy review date and then dividing that number by the net single premium per $1,000 that applies for that policy review date. If you reduce the face amount of your policy, or you make a partial withdrawal from your policy, the variable insurance amount will be reduced. The net single premium for a policy review date is based on the net single premiums for the policy anniversaries immediately before and after the policy review date, and is then adjusted for the number of days that the policy review date falls between these anniversaries.

CHANGING YOUR DEATH BENEFIT OPTION

After the first anniversary of your policy you may change the death benefit option once each policy year, as long as the insured is alive. Changes to your death benefit option will take effect on the monthly date after we approve the change, and will not affect the face amount of your policy. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before doing so.

We will not approve a change from Option 1 to Option 2 if your policy premiums are being waived under a waiver of premium rider.

PAYING THE DEATH BENEFIT

We will pay a death benefit to the beneficiaries named in your policy when we receive proof that the insured has died while the policy was in effect. If there is reason to dispute the policy, then we may delay the payment of death benefits. See Limits to GIAC’s right to challenge a policy.

POLICY VALUES

The following is a detailed breakdown of how we calculate the different values associated with your policy.

Amounts in the Separate Account

Any net premiums that you allocate or transfer to a variable investment option are used to buy shares in the mutual fund corresponding to the variable investment option, according to your instructions. We will sell these shares when you make a withdrawal, transfer policy account value or take a policy loan, or when we withdraw your monthly deductions, or make dollar cost averaging transfers. Based on the value of each share on the transaction date, we will sell the number of shares needed to cover

Minimum death benefit

The minimum death benefit required under Section 7702 of the Internal Revenue Code on any monthly date is $1,000 multiplied by the policy account value, then divided by the net single premium per $1,000 for the insured’s attained age, sex, and premium class. The net single premium on any monthly date is determined by interpolation between the net single premiums for the policy anniversaries immediately before and after that monthly date. The net single premium is adjusted to the monthly date immediately before the insured’s death. You will find a table of net single premiums in your policy.

BENEFITS AND POLICY VALUES	PROSPECTUS	13

Net cash

surrender value

Net cash surrender value is the amount you would actually receive if you surrendered your life insurance policy.

the cost of that transaction. To reflect how investment performance affects policy account value, we determine a unit value for each variable investment option. Unit values will vary among variable investment options.

To calculate the value of your investment in a particular variable investment option, multiply the unit value of the option by the number of units you own. Unit values change based on the investment performance of mutual fund shares and the daily deductions that are made to cover our mortality and expense risks. We calculate the unit value for each variable investment option at the end of each day. Note that you bear all risks associated with the investments in the Separate Account.

Policy account value

This is the total value of the investments held in your policy. This includes the value of your allocations to the fixed-rate and variable investment options, and any policy values that may be in the Loan Collateral Account as collateral for a policy loan. It is calculated as:

•	net premiums that you contribute to your policy; plus or minus

•	any profit or loss generated by your policy account value in the variable investment options; plus

•	any interest you earn on allocations to the fixed-rate option or interest we credit on the Loan Collateral Account; minus

•	your total monthly deductions; minus

•	any partial withdrawals you’ve made; minus

•	any surrender, partial withdrawal or transfer charges; minus

• any Premium Skip Option deductions.

Policy account value varies from day to day. We do not guarantee a minimum policy account value.

Cash surrender value and net cash surrender value

Cash surrender value is the policy account value minus any surrender charges. There are no surrender charges after your policy has been in effect for 12 years. Net cash surrender value is the amount you would actually receive if you surrendered your life insurance policy. It is your policy account value minus any surrender charges and policy debt, plus any policy premium assessments you’ve paid covering the period beyond the next monthly date.

Benchmark value

A hypothetical account value that we use as a guide, comparing it against the policy account value or cash surrender value when we determine:

•	whether your death benefit has increased above the face amount, and if so by how much, if you’ve chosen Option 2

•	if you can skip a premium under the Premium Skip Option

14	PROSPECTUS	BENEFITS AND POLICY VALUES

•	if you can make a partial withdrawal, and

•	any change in your basic scheduled premium after the guaranteed premium period has ended.

Your policy’s benchmark value for each policy year is set out in your policy. To calculate your policy’s benchmark value on a given day, we will take the benchmark values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that your given day is between these anniversaries. GIAC does not guarantee that the policy account value will equal or exceed the benchmark values set forth in the policy. See Special terms used in this prospectus for complete description of benchmark value.

Tabular account value

This is the value of a hypothetical account that we compare to your policy account value when we set your basic scheduled premium each year after the guaranteed premium period. It is also used to calculate your policy’s benchmark values. For a full explanation, see Special terms used in this prospectus. GIAC does not guarantee that the policy account value will equal or exceed the tabular account values set forth in the policy.

BENEFITS AND POLICY VALUES	PROSPECTUS	15

PREMIUMS, DEDUCTIONS AND CHARGES

Guaranteed

premium period

Your basic scheduled premium will not increase during the guaranteed premium period.

PREMIUMS

There are several types of premiums associated with your Park Avenue Life policy, which together form your policy premium.

After you pay your first policy premium and your policy takes effect, you will normally pay policy premiums once a year until the death of the insured, or until the policy anniversary nearest the insured’s 100th birthday. You can, however, ask to pay policy premiums semi-annually, quarterly, monthly through an automatic payment plan, or at any other interval that we agree to. These periodic premium payments must be at least $100 unless you are paying through an automatic payment plan. The minimum premium payment we will accept under an automatic payment plan is $25. If we are unable to obtain the premium payment from your bank account, we may automatically switch you to quarterly billing. GIAC may accept lower premium amounts in accordance with its current administrative procedures. The total of your periodic policy premium payments for a policy year will be higher than if you make one annual premium payment. We calculate the amount of each periodic policy premium by taking your annual policy premium and multiplying it by a factor, as shown in the table below.

Paying your premiums

Payment frequency	Factor	Difference in cost from paying your premiums annually
Semi-annual	.515	3.00% more
Quarterly	.26265	5.06% more
Monthly	.085833	3.00% more

The value of the investments in your policy can be affected either positively or negatively by choosing to pay your policy premiums periodically. To change the frequency of your payments you must make your request in writing to us. If we receive your request too close to your payment date and are unable to make the change in time, we will make the change effective for the next scheduled payment.

GIAC reserves the right, from time to time, to establish administrative rules that set forth acceptable forms of premium payments. Premium payments that are not deemed acceptable under these rules will not be credited to the policy, and will be handled in accordance with our administrative procedures then in effect. These procedures may include returning the premium payment to you or contacting you for further information.

Basic scheduled premiums

The basic scheduled premium, together with any policy premium assessments, is the policy premium you must pay each year to keep your policy in force. The basic scheduled premium depends on your policy’s face amount, the insured’s age when the policy started, sex (unless gender-neutral rates are required by law), and premium class. It is shown in your policy.

During the guaranteed premium period, we will not increase your basic scheduled premium. But we will reduce your basic scheduled premium if you reduce your policy’s face amount. The guaranteed premium period

16	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

starts on the policy date and ends either on the policy anniversary closest to the insured’s 70th birthday, or on the tenth policy anniversary, whichever is later.

On the last policy review date before the end of the guaranteed premium period, and on each subsequent policy review date, we will review your policy. We will determine if your basic scheduled premium will change for each policy year that begins after the guaranteed premium period. We compare your policy account value on that policy review date with the benchmark value and the tabular account value on the same date, and make any necessary adjustments as described below.

If your policy account value is less than or equal to the tabular account value, we will charge you the maximum basic scheduled premium shown in your policy. If it is greater than or equal to the benchmark value, we will charge you the basic scheduled premium that you were paying during the guaranteed premium period for your policy’s current face amount. If your policy account value falls somewhere between the tabular account value and the benchmark value, we will calculate a premium based on a linear interpolation between the basic scheduled premium charged during the guaranteed premium period and the maximum basic scheduled premium.

If your policy account value equals or exceeds the benchmark value we will not increase your basic scheduled premium for the next policy year. However, if your policy account value is below the benchmark value after the guaranteed premium period, your basic scheduled premium will increase for the next policy year.

If you pay your policy premiums when they are due (or skip them under the Premium Skip Option), make no partial withdrawals, and repay any loans that you take against your policy, your policy will not lapse and will have a death benefit of at least the face amount listed in your policy until the policy anniversary closest to the insured’s 100th birthday.

We will tell you of any change in your basic scheduled premium in the billing notices you receive. All policy premiums must be sent directly to us.

Unscheduled payments

Under certain circumstances, you may make extra payments towards your policy, in addition to your regular policy premiums. By making these unscheduled payments you can add to your policy account value and possibly increase your death benefit under Death Benefit Option 2. Unscheduled payments must be at least $100, unless they are made at the same time as a regular policy premium payment. We have the right to deduct a handling fee of up to $2 from each unscheduled payment before deducting any other charges and crediting the balance to your policy. We do not currently charge a handling fee.

Unscheduled payments

Making unscheduled payments towards your policy may cause it to be considered a modified endowment contract under the Internal Revenue Code, which has tax implications. There are certain restrictions on the total amount of unscheduled payments we permit, depending on how long your policy has been in force. We will return the portion of any unscheduled payment that exceeds the maximum you are allowed.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	17

Unscheduled payments

Insured’s age	Factor
0 to 35	17
36 to 40	16
41 to 45	15
46 to 50	14
51 to 55	13
56 to 60	12
61 to 65	11
66 to 70	10
71	9
72	8
73	7
74	6
75 to 80	5

You may not make an unscheduled payment:

•	if your policy premiums are being waived under a waiver of premium rider,

•	while a policy value option is in effect (see Policy value options), or

•	on or after the policy anniversary closest to the insured’s 100th birthday.

In the first policy year the maximum that you may contribute in unscheduled payments is the lesser of $1,000,000, or your basic scheduled premium for that year multiplied by the factor in the accompanying chart, based on the insured’s age as of the policy date.

From the second to the tenth policy year, the maximum that you may contribute in unscheduled payments each policy year is the lesser of $500,000 or three times the initial basic scheduled premium for the current face amount of your policy.

After the tenth year of your policy, the total amount that you may contribute in unscheduled payments each policy year is determined by the following:

•

If you have made an unscheduled payment in any of the previous three policy years, you may contribute an amount that is 1.25 times the largest total of unscheduled payments in any of the three previous policy years, to a maximum of the lesser of i) three times your basic scheduled premium during your policy’s guaranteed premium period for your current face amount, or ii) $500,000. If 1.25 times the largest total of unscheduled payments in any of the three previous policy years is less than one basic scheduled premium during your policy’s guaranteed premium period for your current face amount, the maximum you may contribute for the current policy year is one basic scheduled premium. If you provide us with evidence that the insured meets our insurance requirements, you may be allowed to make additional unscheduled payments during a policy year, to a maximum of one basic scheduled premium for your policy’s current face amount.

•

If you have not made any unscheduled payments in the previous three policy years you may contribute an amount up to the value of one basic scheduled premium during your policy’s guaranteed premium period for your current face amount. We may also require that you provide evidence that the insured meets our insurance requirements.

We reserve the right to refuse an unscheduled payment before the 11th year of your policy if, after the first year of your policy, you have not made an unscheduled payment for three consecutive policy years.

Regardless of how long your policy has been in force, if the Premium Skip Option is in effect the maximum that you may contribute in unscheduled payments will not be less than the policy premium for that year. There are further restrictions on making unscheduled payments to your policy within 45 days of the date Part 1 of your completed application form was signed, or 15 days after the issue date, whichever is later. See How your premiums are allocated.

18	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Premium Skip Option

After the first policy year, you may “skip” paying your annual policy premium. You must tell us in writing that you want to put the Premium Skip Option into force by the end of the grace period for the first annual policy premium that you intend to skip. Your policy must meet all of the following requirements on the date that each premium is skipped:

•	your policy account value must exceed your policy’s benchmark value on that date by at least the amount of the annual policy premium

•	your net cash surrender value must equal or exceed your policy premium assessments for that policy year, and

•	you cannot be waiving policy premiums under a waiver of premium rider.

You may inquire about your policy account value and your net cash surrender value by calling us at 1-800-441-6455 during normal business hours. We also provide these values, along with your policy’s benchmark value as of the most recent policy anniversary, in your annual policy statement. You can find the benchmark value for each policy anniversary in your policy.

If the values in your policy fail to meet the criteria above, and your policy would lapse if a premium were skipped under the Premium Skip Option, we will notify you that you must pay the annual policy premium within your policy’s grace period. See Grace period. When you receive this notice you have three choices. You may:

•	choose to pay the annual premium due

•	choose to make more frequent, but lower, periodic policy premium payments. You must send your request for this change in writing, along with your payment, to our customer service office, or,

•	if eligible, pay your policy premium through the policy’s Automatic Premium Loan feature.

If we receive your first request to skip a premium during the grace period for that premium, and you meet our requirements, your request will be effective on the date we receive it. Otherwise, any premium you skip will be effective on your policy anniversary when your annual policy premium would be due.

If you elect the Premium Skip Option, you will be placed on the annual payment mode. If you were paying your policy premiums on a periodic basis (semi-annually, quarterly or monthly), you will still be responsible for all periodic payments up until the time the premium skip becomes effective.

While the Premium Skip Option is in effect, we will continue to send you annual policy premium billing notices. You may disregard these notices as long as your policy continues to meet the criteria for the Premium Skip Option. However, if you do send us a policy premium, we will consider it a cancellation of the Premium Skip Option.

Premium skip

option

After the first policy year, you may “skip” paying your annual policy premium, provided your policy meets certain requirements. (See accompanying text.) You do not have to make up any policy premiums that you skip under the Premium Skip Option, and you may re-exercise the option throughout the life of your policy.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	19

Borrowing to pay

premiums

If you are eligible, you can borrow against your policy’s loan value to pay your policy premiums.

When you skip a premium under this option, we will deduct on a policy anniversary from your policy account value an amount equal to 92.5% of any policy premium assessments. This amount will first be deducted proportionately from the portion of your policy account value invested in the variable investment options. If this is not enough to cover the deduction, we will take the remaining amount from the portion of your policy account value in the fixed-rate option. These deductions will reduce the amount invested in your Park Avenue Life policy, as well as the amount available for you to borrow from your policy.

We will continue to charge the monthly deductions described in Deductions and charges while the Premium Skip Option is in effect. The difference between the policy account value and the death benefit, the net amount at risk, will often increase at first when an annual policy premium is skipped. This increases the monthly cost of insurance charge.

The Premium Skip Option will remain in effect until:

•	we receive your written instructions to cancel the option, or

•	we receive a payment from you that is credited to your account as a policy premium, or

•	we receive your written request to pay premiums periodically instead of annually, or

•	you no longer meet the requirements for exercising the premium skip option because your policy’s net cash surrender value or policy account value is no longer sufficient, or

•	you no longer meet the requirements for exercising the premium skip option because you are not paying premiums under a waiver of premium rider.

You do not have to make up any policy premiums that you skip under the Premium Skip Option, and you may re-exercise the option throughout the life of your policy after it has been canceled, as long as you continue to meet the requirements. Please note: If you use the Premium Skip Option, you will not be able to make policy premium payments until the next policy anniversary. You can still make unscheduled payments, within the prescribed limits. See Unscheduled payments.

Automatic premium loan

If you are eligible, you can borrow against your policy’s loan value to pay your policy premiums. See Policy loans. You may request this feature when you first complete your policy application, or at any time during the life of the policy. We must receive your request in writing at our customer service office by the end of the grace period for the premium that you wish to pay through the Automatic Premium Loan.

You will not actually receive any money when you take out an Automatic Premium Loan. Instead, we will transfer the amount required to pay a policy premium from your unloaned policy account value into

20	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

the Loan Collateral Account. The money will then be used to pay the required premium. The end of the grace period is considered to be the date the loan was made, and interest will be calculated from this date. If your policy’s loan value is not enough to cover an overdue policy premium, we will not be able to make an Automatic Premium Loan and your policy may lapse.

If you have chosen both the Premium Skip Option and the Automatic Premium Loan feature, we will treat an overdue policy premium as a skipped premium before we initiate an Automatic Premium Loan. We will cancel your policy’s Automatic Premium Loan feature if we receive a written request from you to do so.

Please note: If you use the Automatic Premium Loan feature you will not be able to make policy premium payments. You can still make unscheduled payments, within the prescribed limits. See Unscheduled payments.

See Policy loans and Tax considerations for additional information on the treatment of policy loans.

Crediting payments

If we receive a payment within 31 days before or after a policy premium due date that equals or exceeds the amount that is due, and you have not provided specific instructions, we will:

•	pay the policy premium,

•	then, repay any outstanding policy loans and accrued interest, and

•	finally, treat any remaining excess as an unscheduled payment.

We will use any other unidentified payments that we receive from you to:

•	pay any outstanding policy loans and accrued interest, and

•	then, credit your policy with an unscheduled payment.

We normally credit your payments and allocate the net premium as of the business day we receive it, so long as we receive it at our customer service office by the close of the business day, which is generally 4:00 p.m. New York time, and you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. There are two exceptions:

•

any payment that we receive within 31 days before a premium due date will have the portion of that payment covering your policy premium in GIAC’s general account and credited on the premium due date, and

•

any payments that we receive after your policy has been issued that require additional underwriting will be held in GIAC’s general account and credited as of the date the underwriting process is complete.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	21

Investing net

premiums

When you pay your basic scheduled premium or an unscheduled payment, the amount that remains after we deduct premium charges is the net premium. We invest your net premiums according to your instructions. When net premiums have been invested, they become part of your policy account value.

Interest earned in the general account accrues to the benefit of GIAC.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen.

See How your premiums are allocated and Policy loans for specific information on how your payments are distributed among the fixed rate and variable investment options.

How your premiums are allocated

When you pay your basic scheduled premium or an unscheduled payment, the amount that remains after we deduct premium charges (see Deductions and charges) is the net premium. We invest your net premiums in the fixed-rate and/or variable investment options according to your instructions. When net premiums have been invested they become part of your policy account value.

As part of your initial application, you tell us how you would like your net premiums distributed among the various allocation options. The percentage you choose for each allocation option must be in whole numbers, and the total must equal 100%. You may change how your net premiums are invested at any time by telling us in writing at our customer service office or by calling 1-800-441-6455. Before you can request a future allocation change by telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an executed Telephone Fund Transfer/Premium Allocation Change Form. Contact your Registered Representative or call 1-800-441-6455 to obtain a copy of this form. The change will be effective on and after the date we receive your instructions at our customer service office, but will not affect any existing policy values. To change the allocation of these amounts, you must effect a transfer. See Transfers between the investment options.

Currently you may invest your net premiums and policy account value in up to 7 different allocation options, although we reserve the right to change this number from time to time.

If you pay policy premiums or unscheduled payments i) within 45 days of signing Part 1 of your application or ii) within 15 days of the date your policy was issued, whichever is later, only $100,000 may be invested in the variable investment options. Anything over this amount will be treated as an “excess net premium” and invested in The Guardian Cash Fund. This amount and any earnings from this money will be reallocated based on your investment instructions at the end of the later of (i) or (ii). Any amounts you have allocated to the fixed-rate option or The Guardian Cash Fund will not be counted towards the $100,000 limit and will be allocated to those options as of the business day we receive them.

Default

Unless you have chosen and qualify for the Premium Skip Option or the Automatic Premium Loan feature, your policy premiums must be paid when they are due. If you do not pay a policy premium by its due date, or if you have excessive policy debt, your policy will be in default.

22	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

You must pay annual policy premiums on your policy anniversary. You must pay periodic premiums on the monthly dates that we indicate for the frequency you choose. You must make a payment toward any loans you have taken from your policy if the amount of outstanding loans plus accrued interest is more than the cash surrender value of your policy. We will tell you if a loan repayment is required, how much you must repay, and when it is due.

Grace period

With the exception of your first policy premium, which puts your policy into force, you have a 31-day grace period for the payment of policy premiums and loan repayments. Your insurance coverage will continue in full, but if the insured dies during the grace period we will deduct the amount of any outstanding policy premiums through the policy month of death, or unpaid policy debt, from the death benefit paid to the beneficiary.

If we do not receive your payment before the end of the grace period and you have qualified for and chosen either the Premium Skip Option or the Automatic Premium Loan feature, your premium will be paid accordingly. Otherwise, your policy will lapse. When your policy lapses your insurance coverage ends, unless you elect a policy value option. If you are unable to continue paying the premiums on your policy you may surrender it for its net cash surrender value. In this event, we will pay you your policy’s net cash surrender value, and all insurance coverage will end. See Policy value options and Surrendering your policy.

Reinstating your policy

If your policy has lapsed (and you have not surrendered it for its net cash surrender value) you may reinstate it up to five years after your policy has lapsed. To reinstate your policy:

•	we must receive your request for reinstatement in writing at our customer service office

•	the insured must be alive on the date the reinstatement takes effect

•	you must show that the insured meets our insurance requirements

•	you must repay or reinstate any outstanding policy debt with interest. Interest will be compounded annually, at the rate that is in effect when you make your request, and

•

you must pay us the greater of all overdue policy premiums with 6% interest compounded annually; or 110% of any increase in cash surrender value of your policy due to your policy’s reinstatement, plus any overdue premiums for extra coverage you purchased through riders or for rating charges with 6% interest compounded annually.

Your reinstated policy will have the same policy date, face amount and death benefit option as the policy that lapsed. You will have to re-apply for the Premium Skip Option and the Automatic Premium Loan feature if you want these features available for your reinstated policy.

Reinstating your

policy

If your policy has lapsed, you may reinstate it up to five years after lapse, subject to certain conditions described in the text.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	23

DEDUCTIONS AND CHARGES

GIAC makes various deductions and charges that are required to maintain your Park Avenue Life Policy.

These deductions and charges help defray certain costs associated with the policies:

•

the cost of underwriting, issuing and maintaining the policies, including preparing and sending billing notices, reports and policy owner statements, communications with insurance agents and other overhead costs.

•	the risk that those insured under the policies may not live as long as we estimated when we issued the policy, and our administrative expenses may also be higher than expected.

•	the cost of paying death benefits, especially in the early policy years when the policy account value may be far below the death benefit we pay if the insured dies.

•

our sales and promotional expenses, commissions, and local, state and federal taxes, including premium taxes. You may not claim the portion of these charges used to pay taxes as a federal income tax deduction.

The amount of a charge does not necessarily correspond to our costs in providing the service or benefits associated with a particular policy. For example, the sales portion of the premium charge and the surrender charge may not cover all of our actual sales expenses for the policies, and proceeds from other charges, including the mortality and expense risk charge and cost of insurance charges, may be used in part to cover sales expenses. There may be a guaranteed or maximum charge, and a current charge. The guaranteed or maximum charge is the most that we can charge you for a particular item. The current charge is what we are now charging for that item. We have the right to increase the current charge up to the maximum charge. We will tell you if we increase these charges. Once deductions and charges are taken from your policy they do not contribute to the value of your policy.

All of the deductions and charges are summarized and explained below.

Contact our customer service office for more information about the deductions and charges. For information regarding compensation paid for the sale of the policies, see Distribution of the policies.

Transaction Fees

When you ask us to make certain transactions, we will take a transaction deduction from your policy account value. Except as described differently below, we will make these deductions from your policy account value invested in the variable investment options, until these are exhausted, and then from your fixed-rate option.

24	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

DEDUCTIONS AND CHARGES AFFECTING POLICY PREMIUMS AND UNSCHEDULED PAYMENTS

Policy premium assessments

Policy premium assessments are charges we add to your basic scheduled premium, which together make up your policy premium. They cover the cost of any additional coverage you have added to your policy through riders, or any rating charges. Policy premium assessments may change if you change the riders attached to your policy, or if the circumstances that gave rise to rating charges change. We deduct this amount from each policy premium, but not from unscheduled payments.

Premium charge

A premium charge of 7.5% is deducted from each basic scheduled premium and any unscheduled payments (after the deduction of any handling fees from the unscheduled payments), until you have paid basic scheduled premiums and unscheduled payments in an amount equal to 12 basic scheduled premiums for the current face amount during the guaranteed premium period. Once this amount has been reached, the charge will fall to 4.5% for each payment. Amounts paid as policy premium assessments are not counted towards the amount that triggers the reduced premium charge. This charge covers premium taxes assessed against us by the jurisdictions where the policy is sold, plus a portion of our federal income taxes and a premium sales charge. Premium taxes vary from jurisdiction to jurisdiction and currently range up to 5%. We have the right to raise the premium charge if the taxes we pay increase.

This portion of your premium charge is not tax deductible by you because the premium taxes and federal income taxes are incurred by GIAC.

Modality charges

The total of your periodic policy premium payments for a policy year will be higher than if you make one annual premium payment. We calculate the amount of each periodic policy premium by taking your annual policy premium and multiplying it by a factor, as shown in the table below.

Payment frequency	Factor	Difference in cost from paying your premiums annually
Semi-annual	.515	3.00% more
Quarterly	.26265	5.06% more
Monthly	.085833	3.00% more

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	25

Policy year	Surrender charge per $1,000 of face amount ($)	Actual surrender charge ($)
1	21.39	5,347.50
2	19.61	4,902.50
3	17.83	4,457.50
4	16.04	4,010.00
5	14.26	3,565.00
6	12.48	3,120.00
7	10.70	2,675.00
8	8.91	2,227.50
9	7.13	1,782.50
10	5.35	1,337.50
11	3.57	892.50
12	1.78	445.00
13	0.00	0.00

Surrender charge

During the first 12 years of your policy, you pay a surrender charge if you:

•	surrender your policy

•	reduce the face amount either by asking us to reduce it or through a partial withdrawal

•	let your policy go into default, causing a policy value option to take effect (see Policy value options), or

•	let your policy lapse.

This charge is a flat rate for every $1,000 of your policy’s face amount. The rate declines proportionally each year until it is zero after 12 years, and varies from $5.37 to $58.87 per $1,000, depending on the insured’s age when the policy started, sex and premium class. The surrender charge compensates us for administrative and sales-related expenses. Surrender charges for specific ages, sex and premium classes are set out in Appendix D of this prospectus.

We prorate the surrender charges in connection with a face amount decrease by multiplying the surrender charges by the following fraction to reduce the charges payable:

amount of decrease
face amount just before decrease

We deduct the adjusted surrender charge from the unloaned policy account value, which is your policy account value minus any policy debt. After we deduct any applicable surrender charge, a policy’s net cash surrender value may be zero, particularly in the early policy years.

Surrender charges

EXAMPLE
The example on the left shows how the surrender charge declines over a 12-year period so that in year 13 it equals $0.

Male Insured, Age 45

Preferred Plus Premium Class

Face Amount: $250,000

Surrender Charge per $1,000 of Face Amount in policy year one (from Appendix C): $21.39

Surrender charge in policy year one is:
The surrender charge per $1,000 multiplied by 250, or ($21.39 x $250,000), divided by 1,000 = $5347.50.
Proportional reduction in surrender charge over 12-year period: $21.39 divided by 12 or $1.78 per year.
All figures in the accompanying table are rounded to the nearest $ .01.

26	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Partial withdrawal charge

If you make a partial withdrawal, we will charge you $25 or 2% of the amount of your withdrawal, whichever is lower, in addition to any surrender charges that may apply because the partial withdrawal reduces the face amount. We will deduct this charge, as well as the amount of your withdrawal, proportionately from your unloaned policy account value. This charge is to recover our processing costs.

Premium skip option deduction

If you skip a premium under the Premium Skip Option, we will deduct 92.5% of the amount needed to cover any policy premium assessments from your policy account value that is not being held as collateral for a loan.

Transfer charge

You may transfer your policy account value among the allocation options. If you make more than 12 transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We will deduct the transfer charge from the allocation options from which you are making the transfer, and will use this amount to cover our processing costs.

We will not deduct a transfer charge when:

•	we transfer any excess net premiums and related earnings out of The Guardian Cash Fund (see How your premiums are allocated)

•	you make multiple transfers under your policy’s dollar cost averaging feature

•	you transfer amounts as part of taking or repaying a policy loan, or

•	you transfer amounts out of a variable investment option because the investment policies of the corresponding mutual fund have materially changed.

We do not currently deduct transfer charges.

Handling fee

We have the right to charge you a maximum handling fee of $2 for each unscheduled payment you make toward your policy. We deduct this fee from your payment before the premium charge is calculated, and use it to cover the costs of processing your payment. We do not currently charge this fee.

PERIODIC FEES

MONTHLY DEDUCTIONS FROM THE POLICY ACCOUNT VALUE

We deduct from the policy account value, on the same date each month, an amount to cover administration costs and the cost of insuring the insured. These deductions are made proportionately from your policy account value in the fixed rate and variable investment options. We do not make these monthly deductions after the policy anniversary closest to the insured’s 100th birthday.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	27

Monthly

deductions

We deduct from the policy account value, on the same date each month, an amount to cover administration costs and the cost of insuring the insured. These deductions are made proportionately from your investments in the fixed rate and variable investment options.

Cost of insurance

charge

This charge allows us to pay death benefits, especially in the early policy years when the policy account value is far below the death benefit we pay if the insured dies.

A combination of partial withdrawals, unfavorable investment performance and ongoing monthly deductions can cause your policy account value to drop below zero. Even if this happens, your policy will not lapse as long as you pay all policy premiums when they are due, and there is no policy debt. However, we will continue to accrue monthly deductions, which will increase the negative balance of your policy account value. While your policy has a negative balance we will calculate the cost of insurance charges based on a policy account value of zero, and all net premiums, including net premiums resulting from unscheduled payments, will be used to reduce your policy’s negative balance until your policy account value exceeds zero.

Policy and administration charges

For the first three policy years, you pay a policy charge of $10 per month. After three years the charge is currently $4 per month and is guaranteed never to exceed $8 per month.

For the first 12 years of your policy the monthly administration charge is based on the insured’s age when the policy started, and is a set rate of no more than $0.04 for every $1,000 of your policy’s face amount. This rate applies to policies issued to insureds between the ages of 35 to 80 years. Charges are lower if the insured person is younger than 35 when the policy takes effect. After the 12th year, the administration charge is $0.015 per $1,000 of your policy’s face amount. You will find the actual dollar amount of this charge in your policy.

These charges compensate us for underwriting, issuing and maintaining your policy.

Guaranteed insurance amount charge

This is a monthly charge of $0.01 per $1,000 of your policy’s face amount. It is charged at the same rate for all policies and compensates us for guaranteeing a minimum death benefit even if the investments in your policy perform poorly. You will find the actual dollar amount of this charge in your policy. This charge supports the guarantee that no matter how unfavorable investment performance might be, the death benefit will never be less than the face amount if all policy premiums are paid when due, no partial withdrawals are taken and there is no policy debt.

Cost of Insurance charge

This charge is based on our cost of insurance rates for insured people of the same age, sex and premium class. The maximum that we can charge for each $1,000 of net amount at risk is set out in your policy and is based on the 1980 Commissioners’ Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. This charge allows us to pay death benefits, especially in the early policy years when the policy account value is far below the death benefit we pay if the insured dies. The cost of insurance rate generally increases as the insured ages. Rates are lower for policies with a face amount at least equal to $500,000. Our current cost of insurance rates are lower than the guaranteed maximum.

28	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

We calculate the cost of insurance charge by multiplying your policy’s net amount at risk each month by the current cost of insurance rate that applies to the insured, and dividing the result by $1,000. The net amount at risk reflects the difference between the death benefit and the policy account value. The net amount at risk is affected by investment performance, loans, payments of premiums, fees and charges under the policy, death benefit option chosen, partial withdrawals, and decreases in face amount. Your net amount at risk is determined after all other monthly deductions have been withdrawn from your policy account.

We may change the cost of insurance rates prospectively, at our discretion, up to the guaranteed maximum rate listed in your policy.

OTHER CHARGES

Deductions from policy account value

Interest on policy loans

If you have outstanding policy debt, we charge simple interest that accrues daily at an annual rate of 8%, payable in arrears. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized and added to your policy debt.

Deductions from the separate account

Mortality and expense risk charge

We will deduct a daily charge, based on an annual rate of 0.60% of the average daily net assets of the variable investment options, to cover the mortality and expense risks that we assume for Park Avenue Life policies. This charge will never be more than 0.90%. It covers the risk that those insured under Park Avenue Life policies may not live as long as we estimated when we issued the policy, and that our administrative expenses may also be higher than we estimated.

Income tax charge

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment option, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the policies. We don’t currently charge for taxes attributable to the Separate Account.

Deductions from mutual funds

Daily deductions are made from the assets of the mutual funds to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. These expenses, which vary from year to year, are summarized in the Charges and Deductions tables of this prospectus and described in more detail in each fund’s prospectus.

Redemption fees

We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	29

YOUR ALLOCATION OPTIONS

AS PART OF YOUR POLICY you are able to direct where a portion of your premiums and policy account value are allocated. There are several variable investment options and a fixed-rate option. You may choose up to seven allocation options at any time.

THE VARIABLE INVESTMENT OPTIONS

The variable investment options give you the opportunity to invest a portion of your net premiums, indirectly, in a series of mutual funds offering variable rates of return. The value of your investments will vary depending on the performance of the mutual funds. There is no minimum guaranteed policy account value for the portion of your policy that is held in the variable investment options.

The Separate Account

The Separate Account is the account through which we invest your net premiums in the variable investment options. We are the record owner of the assets in the Separate Account, and use them exclusively to support the variable life insurance policies issued through the Separate Account. The Separate Account consists of 35 investment divisions, each corresponding to a mutual fund in which the Separate Account invests. The Separate Account was established by GIAC’s Board of Directors on February 27, 1995 under the insurance law of the state of Delaware, and meets the definition of a separate account under the federal securities laws.

Our Separate Account is registered with the SEC as a unit investment trust – a type of investment company under the Investment Company Act of 1940 (the 1940 Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where the company is authorized to do business.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains or losses. Income, gains or losses credited to, or charged against, a variable investment option reflect that variable investment option’s investment performance and not the investment performance of our other assets.

GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting policy values maintained in the variable investment options are not available to meet the claims of GIAC’s general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account.

30	PROSPECTUS	YOUR ALLOCATION OPTIONS

Such assets can include GIAC’s direct contributions to the Account, accumulated charges for mortality and expense risks or the investment results attributable to GIAC’s retained assets. Because such retained assets do not support policy account values, GIAC may transfer them from the Separate Account to its general account. GIAC is obligated to pay all amounts promised to policyowners under the Policies.

Each mutual fund is described briefly below. Complete information can be found in the fund prospectuses. You may request copies of the prospectuses from your registered representative or by calling 1-800-441-6455.

The Funds

Each of the funds corresponding to a variable investment option is either an open-end management company or a series of an open-end management company registered with the Securities and Exchange Commission. We buy and sell shares of the funds at their net asset value in response to your instructions and other policy-related transactions.

Currently, other investment products that we and other insurers offer are also able to invest in certain of the mutual funds through the Separate Account. While the Board of Directors of each fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts arising out of this arrangement, we may also take actions to protect the interests of our policyowners. For more information see Rights reserved by GIAC, and the prospectuses for the individual mutual funds.

Investment objectives and policies of the funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser’s other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund.

The table below summarizes each fund’s investment objective, along with the typical investments that make up that fund. There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative. You can find more detailed information about the funds, including a description of risks and expenses, in the prospectuses for the funds. You should read these prospectuses carefully and keep them for future reference. The AllianceBernstein, American Century, Fidelity, Gabelli, Invesco, Janus, MFS and Value Line funds are not affiliated with GIAC.

Obtaining

prospectuses

You may request copies of the prospectuses from your registered representative or by calling 1-800-441-6455.

YOUR ALLOCATION OPTIONS	PROSPECTUS	31

Summary of fund objectives and policies

Funds	Investment objectives	Typical investments	Investment Advisor Address and Principal Business Address	Subadvisor Address (if applicable )
RS Large Cap Alpha VIP Series	Long-term capital appreciation	Normally invests at least 80% of its net assets in large-capitalization companies, which the investment team defines as those with market capitalizations (at the time of purchase) between $1.0 billion and the market capitalization of the largest company included in the Russell 1000© Index on the last day of the most recent quarter.	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111
RS S&P 500 Index VIP Series	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies.	Normally invests at least 95% of its net assets in common stocks of companies included in the S&P 500 Index.	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital.	Invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies. (Normally invests at least 80% of its net assets in debt securities.)	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Investment Quality Bond VIP Series	To seek a high level of current income and capital appreciation without undue risk to principal.	Normally invests at least 80% of its net assets in Investment-grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Money Market VIP Series	To seek as high a level of current income as is consistent with liquidity and preservation of capital.	Normally invests in U.S. dollar-denominated high-quality, short-term instruments	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS International Growth VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets in common stocks and convertible securities issued by companies domiciled outside of the U.S. The Fund does not usually focus its investments in a particular industry or country.	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111	Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, 1 Greenside Row Edinburgh, EH1 3AN Scotland
RS Emerging Markets VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets in securities of “emerging market companies.” The Fund defines an “emerging market company” as one that is organized under the laws of, or has its principal office in, an emerging markets country; derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country.	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111	Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, 1 Greenside Row Edinburgh, EH1 3AN Scotland

32	PROSPECTUS	YOUR ALLOCATION OPTIONS

Summary of fund objectives and policies

Funds	Investment objectives	Typical investments	Investment Advisor Address and Principal Business Address	Subadvisor Address (if applicable)
RS Small Cap Growth Equity VIP Series	Long-term capital growth	Normally invests at least 80% of its net assets in equity securities of small-capitalization companies, which the investment team defines as those with market capitalizations (at the time of purchase) of either up to $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000© Index on the last day of the most recent quarter, whichever is greater.	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	Long-term growth of capital	Securities in a global universe of companies in multiple industries that may benefit from long-term trends. The portfolio’s investments will not be restricted to any particular sector or industry	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Growth & Income Portfolio (Class B)	Long-term growth of capital	Equity securities of companies that the Advisor believes are undervalued	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S companies that are judged likely to achieve superior earnings growth	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Value Portfolio (Class B)	Long-term growth of capital	Diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that the Adviser believes are undervalued.	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105
American Century VP International Fund (Class 1 Shares)	Capital growth	International common stocks with potential for appreciation. The fund invests primarily in securities of companies located in at least three developed countries world-wide (excluding the United States).	American Century Investment Management, Inc. 4500 Main Street Kansas City, Missouri 64111
American Century VP Value Fund (Class 1 Shares)	Long-term capital growth with income as a secondary objective	The fund will usually purchase stocks of companies of all sizes that they believe are undervalued at the time of purchase. Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies.	American Century Investment Management, Inc. 4500 Main Street Kansas City, Missouri 64111
Davis Financial Portfolio	Long-term growth of capital	Concentrates its investments in the financial sector.	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756	Davis Selected Advisers- NY, Inc. 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756
Davis Real Estate Portfolio	Total return through a combination of growth and income	Concentrates its investments in the real estate sector	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756	Davis Selected Advisers- NY, Inc. 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756
Davis Value Portfolio	Long-term growth of capital	Invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion.	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756	Davis Selected Advisers- NY, Inc. 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756

YOUR ALLOCATION OPTIONS	PROSPECTUS	33

Summary of fund objectives and policies

Funds	Investment objectives	Typical investments	Investment Advisor Address and Principal Business Address	Subadvisor Address (if applicable)
Fidelity VIP Contrafund® Portfolio (Initial)	The fund seeks long-term capital appreciation	Normally investing primarily in common stocks. Investing in securities of companies whose value Fidelity Management & Research Company (FMR) believes is not fully recognized by the public. Investing in domestic and foreign issuers. Allocating the fund’s assets across different market sectors (at present, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecom services, and utilities), using different Fidelity managers. Investing in either “growth” stocks or “value” stocks or both. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Equity-Income Portfolio (Initial)	Reasonable income; also considers potential for capital appreciation. Goal is to achieve a yield which exceeds the composite yield on the S&P 500 Index®	Normally investing at least 80% of assets in equity securities. Normally investing primarily in income-producing equity securities, which tend to lead to investments in large cap “value” stocks. Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities. Investing in domestic and foreign issuers. Using fundamental analysis to select investments.	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Growth Opportunities Portfolio (Initial)	The fund seeks to provide capital growth.	Normally investing primarily in common stocks. Investing in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called “growth” stocks). Investing in domestic and foreign issuers. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP High Income Portfolio (Initial)	The fund seeks a high level of current income, while also considering growth of capital.	Normally investing primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. Potentially investing in non-income producing securities, including defaulted securities and common stocks. Investing in companies in troubled or uncertain financial condition. Investing in domestic and foreign issuers. Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109

34	PROSPECTUS	YOUR ALLOCATION OPTIONS

Summary of fund objectives and policies

Funds	Investment objectives	Typical investments	Investment Advisor Address and Principal Business Address	Subadvisor Address (if applicable)
Fidelity VIP Index 500 Portfolio (Initial)	Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500®.	Normally investing at least 80% of assets in common stocks included in the S&P 500. Lending securities to earn income for the fund.	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109	Geode One Post Office Square Boston, Massachusetts 02109
Gabelli Capital Asset Fund	Growth of capital; current income as secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers	Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
Invesco Van Kampen V.I. American Franchise Fund (Series I)*	Long-term growth of capital	Common stocks	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, Georgia 30309
Invesco V.I. Core Equity Fund (Series I)	Long-term growth of capital	The Fund invests, under normal circumstances, at least 80% of assets (plus borrowings for investment purposes) in equity securities.	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, Georgia 30309
Invesco V.I. Utilities Fund (Series I)	Long-term growth of capital and secondarily, current income	Equity securities of issuers engaged primarily in utilities-related industries	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, Georgia 30309
Janus Aspen Forty Portfolio (Institutional Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger well-established companies to smaller, emerging growth companies. The Portfolio may also invest in foreign equity and debt securities, which may include investments in emerging markets.	Janus Capital Management LLC 151 Detroit Street Denver, Colorado 80206-4805
Janus Aspen Janus Portfolio (Institutional Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies. The Portfolio may also invest in foreign equity and debt securities, which may include investments in emerging markets.	Janus Capital Management LLC 151 Detroit Street Denver, Colorado 80206-4805

*	(Effective as of close of business on April 27, 2012, the Invesco V.I. Capital Appreciation Fund was merged into the Invesco Van Kampen V.I. Capital Growth Fund and its name changed to the Invesco Van Kampen V.I. American Franchise Fund. The Invesco V.I. Capital Appreciation Fund is no longer an available investment option under this policy.)

YOUR ALLOCATION OPTIONS	PROSPECTUS	35

Summary of fund objectives and policies

Funds	Investment objectives	Typical investments	Investment Advisor Address and Principal Business Address	Subadvisor Address (if applicable)
Janus Aspen Enterprise Portfolio (Institutional Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The Portfolio may also invest in foreign equity and debt securities, which may include investments in emerging markets.	Janus Capital Management LLC 151 Detroit Street Denver, Colorado 80206-4805
Janus Aspen Worldwide Portfolio (Institutional Shares)	Seeks long-term growth of capital.	The Portfolio pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.	Janus Capital Management LLC 151 Detroit Street Denver, Colorado 80206-4805
MFS® Growth Series (Initial Class)	Seeks capital appreciation	Focuses on investing in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS® Investors Trust Series (Initial Class)	Seeks capital appreciation	Normally invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size.	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS® New Discovery Series (Initial Class)	Seeks capital appreciation	Focuses on investing in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Generally focuses on companies with small capitalizations, but may invest in companies of any size.	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116

36	PROSPECTUS	YOUR ALLOCATION OPTIONS

Summary of fund objectives and policies

Funds	Investment objectives	Typical investments	Investment Advisor Address and Principal Business Address	Subadvisor Address (if applicable)
MFS® Research Bond Series (Initial Class)	Seeks total return with an emphasis on current income, but also considering capital appreciation	Normally invests at least 80% of its net assets in debt instruments. Debt instruments include corporate bonds, U.S. Government securities, asset-backed securities, municipal instruments, foreign government securities, inflation- adjusted bonds, and other obligations to repay money borrowed. Invests primarily in investment grade debt instruments, but may also invest in lower quality debt instruments. A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by sectors of the debt market.	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS® Research Series (Initial Class)	Seeks capital appreciation	Normally invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size. A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by broad market sectors.	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS® Total Return Series (Initial Class)	Seeks total return	The fund invests in a combination of equity securities and debt instruments. The fund normally invests between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities.	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
Value Line Centurion Fund	Long-term growth of capital	U.S common stocks with selections based on the Value Line Timeliness™ Ranking System	EULAV Asset Management, (EULAV) 7 Times Square 21st fl 42nd Street New York, New York 10036
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks, bonds and money market instruments	EULAV Asset Management, (EULAV) 7 Times Square 21st fl 42nd Street New York, New York 10036

Some of these funds may not be available in your state

Some investment advisers (or their affiliates) may compensate GIAC or the Policies’ principal underwriter, our affiliate, Guardian Investor Services LLC (“GIS”), for administration, distribution or other services provided with respect to the funds and their availability through the policy with revenue sharing payments, Rule 12b-1 fees, and/or record keeping fees. The availability of these types of arrangements may create an incentive for us to seek and offer funds (and classes of shares of such funds) that offer these arrangements. Other funds (or available classes of shares) may have lower fees which could lead to better overall investment performance.

As of December 31, 2011 we have entered into arrangements to receive revenue sharing payments, Rule 12b-1 fees, and/or record keeping fees from the following fund complexes (or affiliated entities): RS Investment Management, MFS, American Century, Invesco, Fidelity, Gabelli, AllianceBernstein, Janus and EULAV.

YOUR ALLOCATION OPTIONS	PROSPECTUS	37

Not all fund complexes pay the same amounts of revenue sharing payments, Rule 12b-1 fees and/or record keeping fees. Therefore, the amount of fees we collect may be greater or smaller based on the funds you select. Revenue sharing payments, Rule 12b-1 fees and record keeping fees did not exceed .40%, .25%, and .05%, respectively, in 2011. We will endeavor to update this information annually; however, interim arrangements may not be reflected.

We may also benefit, indirectly, from assets invested in the RS Variable Products Trust because our affiliates receive compensation from the underlying mutual funds for investment advisory services. Thus, our affiliates receive more revenue with respect to these underlying mutual funds than unaffiliated underlying mutual funds.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the Policies (apart from fees and expenses imposed by the underlying mutual funds). Without these payments, we would have imposed higher charges under the Policy.

These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets. Policyowners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the policies, and, in our role as an intermediary, the funds. We may profit from these payments.

The funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS funds because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the policies.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulator actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your policy resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

Addition, Deletion or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new funds or share classes, close existing funds or share classes, or substitute fund shares that are held by any investment division of the Separate Account for shares of a different mutual fund. New or substitute mutual funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other mutual funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which this Policy belongs.

38	PROSPECTUS	YOUR ALLOCATION OPTIONS

THE FIXED-RATE OPTION

The net premiums you allocate to the fixed-rate option earn a set rate of interest. You may allocate some or all of your net premiums to the fixed-rate option, and may transfer some or all of your investments in the variable investment options into the fixed-rate option. There are restrictions on making transfers out of the fixed-rate option. See Transfers between the investment options. Your policy account value in the fixed-rate option is backed by GIAC’s general account.

We have not registered the fixed-rate option or our general account as investment companies, and interests in the fixed-rate option are not registered under the Securities Act of 1933. The SEC staff does not review the prospectus disclosure about the fixed-rate option or the general account, but the information we present may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of information appearing in a prospectus.

Amounts in the fixed-rate option

The total amount that you have invested in the fixed-rate option consists of:

•	the portion of your net premiums and any loan repayments that you have allocated to this option, plus

•	any amounts that you have transferred to this option from the variable investment options, plus

•	the interest paid on your policy account value in this option, minus

•	any deductions or withdrawals or transfers from the fixed-rate option, including applicable charges.

You earn interest at a guaranteed rate, from the date of transfer or allocation until your next policy anniversary, at which time the interest rate for the total amount you have invested in the fixed-rate option is set for the coming year. Because different interest rates may be in effect as you make transfers and contributions throughout the year, your effective interest rate for that year may be a weighted average of the different rates which apply to the portions of your policy account value in the fixed-rate option. Interest accrues daily on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. The minimum annual interest rate for the fixed-rate option is 4%. We will tell you of any changes in the current interest rate for the fixed-rate option as they occur. We are not obliged to pay more than 4% in interest, although we may choose to do so. Deductions from the fixed-rate option are made from amounts in the fixed-rate option in the order in which they were added, beginning with amounts held there the longest.

There are significant limits on your right to transfer Policy Account Value from the fixed-rate option. Because of these limitations, if you want to transfer all of your Policy Account Value from the fixed-rate option to one or more variable investment options, it may take several years to do so. You should carefully consider whether the fixed-rate option meets your investment needs. See “Transfers from the fixed-rate option.”

Fixed-rate option

The net premiums you allocate to the fixed-rate option earn a set rate of interest. Your policy account value in the fixed-rate option is backed by GIAC’s general account.

YOUR ALLOCATION OPTIONS	PROSPECTUS	39

SPECIAL FEATURES OF YOUR POLICY

Policy loans

While the insured is alive, you may borrow all or a portion of the loan value of your policy by assigning your policy to us as collateral for your loan.

POLICY LOANS

While the insured is alive, you may borrow all or a portion of the loan value of your policy by assigning your policy to us as collateral for your loan. Your policy’s loan value is:

•	90% of the cash surrender value of your policy on the date we receive your written request, minus

•	the amount of any outstanding policy debt.

You may not take a policy loan if your policy has lapsed and is being continued under the fixed-benefit extended term insurance policy value option.

Except for Automatic Premium Loans, the minimum loan amount is $500. However, if your policy’s loan value is less than $500, we will not process a loan for less than the full amount of your policy’s loan value. Generally, we will pay loan proceeds to you within seven days of receiving your request (see Policy proceeds for exceptions to this general rule). If you are taking an Automatic Premium Loan, you will not actually receive any money. Instead, the proceeds will be used to pay the policy premium that is due.

We will transfer the amount of your loan first proportionately from your policy account value in the variable investment options, and if this is insufficient, from your policy account value in the fixed-rate option, into our loan collateral account.

When taking out a policy loan, you should consider:

•

amounts transferred out of the variable and fixed-rate options and into our loan collateral account are no longer affected by the investment experience, positive or negative, of those allocation options

•	as a result, taking a policy loan will have a permanent effect on your policy account value, even once the loan is repaid in full

•	the amount of your policy that is available for withdrawal or surrender, and your policy’s death benefit proceeds, will also be reduced dollar-for-dollar by the amount of any policy debt

•

if your policy is considered to be a modified endowment contract under the Internal Revenue Code, there may be tax consequences associated with taking a policy loan or using your policy’s Automatic Premium Loan feature. See Tax considerations for a discussion of modified endowment contracts and the effects on policy loans.

Interest on your policy loan

We charge interest at an annual rate of 8% on all outstanding policy debt, payable in arrears, until either the 20th policy anniversary or the insured’s attained age 65, whichever is later. After this point the annual rate falls to 5% for all existing and new policy loans. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, we will transfer the interest that you owe

40	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

first proportionately from your policy account value in the variable investment options, and if this is insufficient, from the fixed-rate option, into our loan collateral account, and add that interest to your policy debt. This is called capitalization of loan interest. The maximum amount of loan interest that can be capitalized is 100% of the net cash surrender value.

Amounts in the loan collateral account will earn interest at a minimum annual rate of 2% below the current loan interest rate. Although this means that you are effectively paying a maximum of 2% interest on your policy loans, you are expected to pay the loan interest charged, when it is due.

Repaying your policy loan

You may repay all or part of any outstanding policy debt at any time while the insured is alive and the policy is in force, or has been continued after lapse under the reduced paid-up or variable reduced paid-up insurance policy value options. See Policy value options. Unless your loan repayment is made along with your policy premium, the minimum loan repayment amount is $100 or the outstanding balance of your policy debt, whichever is lower.

If the insured has died and the death benefit proceeds have not been paid, either in cash or under a payment option, you have 60 days after his or her death to repay any policy debt. We will then increase the amount payable to the beneficiary by the amount of your repayment.

When you make a loan repayment, we transfer out of the loan collateral account the amount of your repayment, minus a proportional amount of any accrued interest owing, plus a proportional amount of any accrued interest we owe you on the amount that was being held in the loan collateral account. Your repayment will be credited first to the fixed-rate option, up to the amount that was deducted for your loan, then into the variable investment options according to your current allocation instructions. The amount credited to the fixed-rate option will earn the interest rate in effect at that time.

Transfers under your policy that are made in connection with policy loans are not subject to transfer charges. Also, loan repayments are not subject to premium charges, so it may be to your advantage, if you have outstanding loans or interest, to make loan repayments rather than unscheduled payments.

If, on any monthly date, you owe more in loans and interest than your cash surrender value, we will notify you that a loan repayment is required for your policy to remain in force. Your policy will lapse 31 days after the default date set out in our notice if we do not receive:

•	the amount by which your policy debt exceeds the cash surrender value on the monthly date in question, plus

•	10% of the cash surrender value on that monthly date.

Interest on

policy loans

We charge interest at an annual rate of 8% on all outstanding policy debt, payable in arrears, until either the 20th anniversary of your policy or the insured’s attained age 65, whichever is later. After this point the annual rate falls to 5% for all existing and new policy loans.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	41

Decreasing the

face amount

After the first policy year, you may request a reduction in your policy’s face amount.

Partial

withdrawals

After the first year of your policy, you may withdraw part of your policy’s net cash surrender value. The minimum net partial withdrawal is $500.

If the insured dies after we have sent this notice, but before the 31 days are up, we will pay the beneficiary the death benefit proceeds, minus any policy debt and unpaid interest.

DECREASING THE FACE AMOUNT

After the first policy year, you may request a reduction in its face amount. To do this we require that:

•	you make your request in writing and we receive it at our customer service office

•	the insured is alive when we receive your request

•	the reduction is at least $10,000 unless it is caused by a partial withdrawal, in which case the partial withdrawal rules apply, and

•	the new face amount is not lower than our minimum face amount, currently $100,000, unless the reduction is caused by a partial withdrawal.

Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount also may reduce the federal tax law limits on what you can put into the policy. In these cases, you may need to have a portion of the policy’s cash value paid to you to comply with federal tax laws.

A reduction in face amount can only take effect on a monthly date. This means that we will reduce your face amount on the monthly date next following the date we approve your request. If you reduce the face amount in the first 12 years of your policy, we will deduct a surrender charge from your policy account value, as described in Transaction fees.

A partial withdrawal may also result in a reduction in your policy’s face amount.

You cannot increase the face amount of your Park Avenue Life policy.

PARTIAL WITHDRAWALS

After the first year of your policy, you may withdraw part of your policy’s net cash surrender value. You must make your request for withdrawal in writing, and the insured must be alive when you make the withdrawal. The minimum net partial withdrawal is $500.

A partial withdrawal may also result in a reduction or your policy’s face amount.

If we approve your request, it will be effective as of the business day we receive it at our customer service office. The proceeds will normally be paid within seven days of the time we receive your request. For exceptions to this general rule, see Policy proceeds and Certain restrictions on payments under the policy. We will not approve or process a partial withdrawal if, after all related charges:

•	your cash surrender value would be less than the benchmark value as of the date of your withdrawal, or

42	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

•	your policy would have no net cash surrender value.

We will tell you if these conditions apply.

For the purpose of making partial withdrawals only, when you request a partial withdrawal, we will calculate the benchmark value as follows:

•

if you make a partial withdrawal on your policy anniversary, the benchmark value on that date will include the amount of your basic scheduled premium payable during the guaranteed premium period for the current face amount of your policy

•

if your partial withdrawal is not made on your policy anniversary, the benchmark value will be a figure, determined by linear interpolation, between the amount calculated at your last policy anniversary plus the basic scheduled premium payable during the guaranteed premium period for the current face amount of your policy, and the benchmark value on your next policy anniversary.

For each partial withdrawal we will charge you $25 or 2% of the amount of your withdrawal, whichever is lower, in addition to any surrender charges that may apply. This covers our administrative costs.

We will deduct the amount of your withdrawal and any charges as follows:

•	first, from the variable investment options that you specify

•

if this amount is insufficient to meet your withdrawal request plus applicable charges, or you have not specified a particular variable investment option, then proportionately from the other variable investment options in which your policy is invested

•	if these amounts are still insufficient to meet your withdrawal request, the remainder of the withdrawal will be deducted from your policy account value in the fixed-rate option.

In addition to reducing your net cash surrender value, partial withdrawals reduce the amount of your policy’s death benefit on a dollar-for-dollar basis, as follows:

•	under Option 1, each partial withdrawal will typically cause an immediate equal reduction in the face amount

•	under Option 2, the reduction in your death benefit will generally be the same as the reduction in your policy’s net cash surrender value.

The tax consequences of making partial withdrawals are discussed under Federal tax considerations.

SURRENDERING YOUR POLICY

You may surrender your policy for its net cash surrender value while the insured is alive. We will calculate your policy’s net cash surrender value as of the close of the business day we receive your written request, which must include your policy, or an acceptable affidavit confirming that

Surrendering

your policy

You may surrender your policy for its net cash surrender value while the insured is alive. Your policy’s net cash surrender value will normally be paid within seven days of the time we receive your request.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	43

Transfers between

the investment options

You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower.

you’ve lost your policy, at our customer service office. Your policy’s net cash surrender value will normally be paid within seven days of the time we receive your request. For exceptions to this general rule, see Policy proceeds and Certain restrictions on payments under the policy. Your policy’s net cash surrender value will be calculated as follows:

•	your policy account value, including any amount held in the Loan Collateral Account, minus

•	any surrender charge, minus

•	any outstanding policy debt, plus

•	any policy premium assessments that you have paid beyond the next monthly date

EXAMPLE

Surrender in policy year 5

Male insured, Age 35

Preferred Plus Premium Class

Face Amount: $250,000

Annual Policy Premium: $2,030

Assuming 6% hypothetical gross return: (4.55% net return*)

Policy Account Value	$7,794.22

Surrender Charge	(2,265)

Policy Debt	0

Pre-paid Policy Premium Assessments	0

Net Cash Surrender Value	$5,529.22

*	The net return reflects a daily charge assessed against the separate account for mortality and expense risks equivalent to an annual current charge of 0.60% and the deduction of 0.82%, the arithmetic average of the investment advisory fees and operating expenses incurred by all of the underlying mutual funds during 2011, before giving effect to any applicable expense reimbursements and fee waivers. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein, resulting in a lower net return.

All insurance coverage will end on the day we calculate your policy’s net cash surrender value. For a discussion of the federal tax consequences of surrendering your policy, see Federal tax considerations.

TRANSFERS BETWEEN THE INVESTMENT OPTIONS

You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. We will make transfers based on the unit values at the end of the business day on which we receive your instructions, either in writing or by telephone. You can request a transfer by writing to our customer service office or by calling 1-800-441-6455. Before you can request transfers over the telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an

44	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

executed Telephone Fund Transfer/Premium Allocation Change Form. Contact your Registered Representative or call 1-800-441-6455 to obtain a copy of this form.

If we receive your written or telephonic transfer request on a business day, before the close of business, you will receive that day’s unit values. Telephonic transfer requests will be considered received before the close of business if the telephone call is completed not later than the close of business. We will ask callers to provide identification and a PIN for the policy, and will accept the instructions of anyone who can provide this information. We may also record telephone transfer requests without notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs resulting from a transaction. As a result, by establishing a PIN, you bear the risk of, and agree to indemnify us and hold us harmless against, any liability from acts or omissions, including any loss, expense, mistake, misinstruction, mistransmission or cost, arising out of any unauthorized or fraudulent telephone transactions.

The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing.

Your net premiums and policy account value may not be invested in or allocated to more than seven of our allocation options at any one time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. You may request transfer of a percentage of a variable investment option or a dollar amount. If expressed as a percentage, the percentage must be a whole number. If you make more than twelve transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We do not currently charge for additional transfers. We also reserve the right to limit you to one transfer every 30 days. There are also restrictions on making transfers out of the fixed-rate option, which are outlined below.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	45

Information

sharing

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies applicable to that fund.

GIAC endeavors to protect long-term policyowners by maintaining policies and procedures to discourage frequent transfers among investment options under the policies, and has no arrangements in place to permit any policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this policy.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all policyowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other policyowners and persons with material rights under a policy. This may include applying the restrictions to any policies that we believe are related (e.g., two policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain policy provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a policy year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	imposing a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

46	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on policyowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any policyowner’s transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable insurance policies, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the policy level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should be aware that, as required by SEC regulation, we have entered into written agreements with each underlying fund or principal underwriter that obligates us to provide the fund, upon written

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	47

request, with information about you and your trading activities in the fund. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a fund if the fund identifies you as violating the frequent trading policies established for the fund. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

TRANSFERS FROM THE FIXED-RATE OPTION

You may only transfer your policy account value out of the fixed-rate option once each policy year. We must receive your request within 30 days of your policy anniversary. If we receive your request in the 30 days before your policy anniversary, we will make the transfer on your policy anniversary. If we receive your request in the 30 day period after your policy anniversary, we will make the transfer on the business day we receive your request. We will not honor requests to transfer investments out of the fixed-rate option that we receive at any other time of the year.

When you request a transfer from the fixed-rate option, the amounts that you have held in the fixed-rate option longest will be withdrawn first.

The maximum that you may transfer out of the fixed-rate option each policy year is either 33 1/3% of your allocation in the fixed-rate option on the policy anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. If you have less than $2,500 in the fixed-rate option, you may transfer the entire amount.

48	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

Because of these limitations, if you want to transfer all of your Policy Account Value from the fixed-rate option to one or more variable investment options, it may take several years to do so.

DOLLAR COST AVERAGING TRANSFER OPTION

Under this option, you transfer the same dollar amount from The RS Money Market VIP Series to a particular variable investment option or options each month, over a period of time. Using dollar cost averaging, you purchase more units in the variable investment options when their share prices are low, and fewer units when prices are higher. In this way, dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

More detailed information about our dollar cost averaging program is available upon request from our customer service office.

POLICY PROCEEDS

The amount that your beneficiaries will receive upon the death of the insured is determined as explained under Death benefit options, and is payable when we receive proof that the insured has died while the policy was in effect. It will include:

•	the death proceeds based on the death benefit option you have chosen, plus

•	any policy premium assessments paid for coverage beyond the monthly date after the insured’s death, plus

•	the proceeds of any coverage you have added to your policy through riders, minus

•	any outstanding policy debt.

If your policy premium is overdue and the insured dies during the grace period, we will calculate the death benefit as though the premium had been paid when due and then deduct the amount that covered the period up to the policy month of the insured’s death.

If the person insured is attained age 100 or older at death, the death proceeds will be the policy account value minus any policy debt as of the date of death.

The death proceeds paid to the beneficiaries may also be adjusted if:

•	the age or sex listed on the policy application is incorrect,

•

the insured commits suicide within two years of either the policy’s issue date, or the date a change in the death benefit from Option 1 to Option 2 (but only for any increase in the death benefit over your policy’s face amount that was a result of the change) takes effect, or

Dollar cost

averaging

Under this option, you transfer the same dollar amount from The RS Money Market VIP Series to a particular variable investment option or options each month, over a period of time. Dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	49

Policy value

options

Policy value options allow you to continue insurance coverage with a reduced amount of insurance if your policy has lapsed but has a cash surrender value.

Surrendering a

policy value option

You may surrender a policy value option for its current net cash surrender value if the insured is still alive. The amount that you will receive is based on your option’s cash value minus any outstanding policy debt.

•	there are limits imposed by riders to the policy.

The amount of all other transactions will be calculated as of the end of the business day on which we receive the necessary instructions, information or documentation at our customer service office.

If the proceeds are being taken from your policy account value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. However, we may delay any transfers, loans or other payments made from the variable investment options when:

•	the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted,

•	the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable, or

•	when one or more of the mutual funds corresponding to the variable investment options legally suspends payment or redemption of their shares.

If the proceeds are from your policy account value in the fixed-rate option, they will normally be paid promptly once we have received the necessary information. However, we may delay any transfers, loans or other payments made from the fixed-rate option for up to six months from the date of your request. If we do this, we will pay interest of at least 3% per year on payments that we delay for 30 days or more. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See Transfers from the fixed-rate option, and Certain restrictions on payments under the policy.

POLICY VALUE OPTIONS

Policy value options allow you to continue insurance coverage with a reduced amount of insurance if your policy has lapsed but has a cash surrender value. Your other options in this situation are to:

•	request payment of your net cash surrender value, in which case your insurance coverage will end, or

•	reinstate your policy, by following the required conditions (see Reinstatement).

If you choose to continue coverage under a policy value option, you have three choices: fixed benefit extended term insurance (Option A), fixed reduced paid up insurance (Option B), and variable reduced paid up insurance (Option C). Each option has certain restrictions and offers a different level of coverage. For more information about the policy options available under the policy, contact your agent or us for details.

SURRENDERING A POLICY VALUE OPTION

You may surrender a policy value option for its current net cash surrender value if the insured is still alive. The amount that you will

50	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

receive is based on your option’s cash value minus any outstanding policy debt. The cash values for the different policy value options are calculated as follows:

•	for Option A the cash value is the then present value of insurance currently provided

•	for Option B the cash value is the total value of the fixed-rate option and the Loan Collateral Account

•	for Option C the cash value is the total value of the fixed-rate and variable investment options, and the Loan Collateral Account

Any additional benefit riders attached to this policy are disregarded in computing the values of these options unless otherwise stated in the rider.

EXCHANGE TO FIXED-BENEFIT INSURANCE

You may exchange your Park Avenue Life policy for a level premium fixed-benefit whole life policy then being issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements until the later of the insured’s attained age 90 or the second policy anniversary. Under the new policy, your policy value will be held in the issuer’s general account. Your face amount will be the same as under your Park Avenue Life policy on the date you make the exchange; no partial exchanges are permitted. The insured’s age when the Park Avenue Life policy took effect will also be carried over. Before you can make any exchange however, you must repay any outstanding policy debt on your Park Avenue Life policy.

Depending on the amount being applied to the new policy, there may be a cost or a credit to be paid. The amount being applied to the new policy is calculated as the greater of:

• (a)	the cumulative premiums for your new policy with interest at 6% minus the cumulative policy premiums for your Park Avenue Life policy with interest at 6%, or

• (b)	the guaranteed cash value of the new policy, minus the cash surrender value of your Park Avenue Life policy on the exchange date. The cash value of your new policy will depend on its face amount, premium class, and the insured’s sex and his or her age on the original policy date.

For purposes of calculating cumulative premiums for this policy under (a) above, any withdrawals from the policy will be deducted from the sum of the actual premiums paid to date.

If the greater of these two amounts is less than zero, the issuer of the new policy will pay you an exchange credit. If it is greater than zero, you will have to pay the issuer of your new policy the exchange cost.

The new policy will be issued and effective either on the business day that we receive your written exchange request at our customer service

Exchanging

a policy

You may exchange your Park Avenue Life policy for a level premium fixed-benefit whole life policy issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	51

Payment options

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options specified in the accompanying text.

office along with your policy, or on the date that any exchange cost owing is received by the issuer of your new policy, whichever is later.

If you have waiver of premium or accidental death benefit riders attached to your Park Avenue Life policy, these can also be transferred to your new policy. Other rider benefits are available only with the consent of the issuer of your new policy.

You should consult with legal and tax advisers before exchanging your policy.

PAYMENT OPTIONS

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options listed below. These include payments of a fixed amount, or for a fixed period, or payments guaranteed for life. You may select a payment option while the insured is living. If the insured has died and you have not chosen a payment option, the beneficiaries will be asked to choose the payment options, up to one year after the insured’s death. If you are surrendering your policy, you have 60 days after the proceeds of your policy become payable within which to choose a payment option. You, or the beneficiaries, may choose to distribute the proceeds under more than one payment option at a time, but you must distribute at least $5,000 through each option selected. Monthly payments under each option must be at least $50.

Under a payment option the proceeds of your policy must be paid to a “natural person.” Payments will not be made to his or her estate if they die before the proceeds have been fully paid. You may name a second person to receive any remaining payments if this happens.

The proceeds that we hold in order to make payments under one of the payment options do not share in the income, gains or losses of the variable investment options, nor do they earn interest in the same way or amount as funds in the fixed-rate option. Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the available payment options.

Your policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6, as well as the amount we pay if the payee cancels a payment option.

For more information about payment options available under the policy, see the Statement of Additional Information or contact our customer service office.

52	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

FEDERAL TAX CONSIDERATIONS

THIS DISCUSSION of federal tax considerations for your Park Avenue Life policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of the federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your policy is in force. If you are interested in purchasing a policy, taking a policy loan or effecting policy transactions, you should consult a legal or tax adviser regarding your particular circumstances.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Accordingly, there is some uncertainty about the application of Section 7702 to a policy, particularly so with respect to policies issued on an insured who does not meet our standard insurance requirements. Nevertheless, we believe there is a reasonable basis for concluding that your policy should satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. Certain features of the Park Avenue Life policy, such as your flexibility to allocate premiums and the policy account value, have not been explicitly addressed in published rulings. While we believe that the policy does not give policyowners investment control over the Separate Account’s assets, we reserve the right to modify the policy as necessary to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the policy.

In addition, the Code requires that the investments of the investment divisions of our Separate Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax status

To qualify as a life insurance contract and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. For example, the underlying investments must be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	53

Treatment of

policy proceeds

We believe that the death benefits under your policy should generally be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies.

TREATMENT OF POLICY PROCEEDS

We believe that the death benefits under your policy should generally be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies. The money that you receive when the insured dies is generally not subject to federal income tax, but may be subject to federal estate taxes or generation skipping transfer taxes. The tax consequences of continuing a policy beyond the insured’s 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured’s 100th year.

Partial withdrawals, surrenders and policy loans all result in money being taken out of your policy before the insured dies. How this money is taxed depends on whether your policy is classified as a modified endowment contract.

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts,” with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. In general, a policy will be classified as a modified endowment contract if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven policy years, as a result of a partial withdrawal or any decrease in face amount, for example, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, even after the first seven policy years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. To prevent your policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policyowner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a modified endowment contract.

If your policy is not considered a modified endowment contract:

•

money that you withdraw from your policy will generally be taxed only if the total that you withdraw exceeds your “investment” in the policy – which is generally equal to the total amount that you have paid in premiums. However, certain distributions that must be made in order to enable the policy to continue to qualify as a life insurance

54	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax even if all of your investment in the policy has not been recovered. The difference between what you have put in and what you take out will be taxed as ordinary income. When you withdraw money from your policy, your investment in the policy is reduced by any amount withdrawn that is not taxed

•

if you surrender your policy, you will generally be taxed only on the amount by which the value of your policy, including any policy debt, is greater than your basis in the policy. The tax consequences of surrendering your policy may vary if you receive the proceeds under one of the payment plans. Losses are generally not tax deductible

•

policy loans are generally not taxable because they must be paid back. The interest you pay on these loans is generally not tax deductible. However, if your policy lapses while you have an outstanding policy loan, you may have to pay tax on the amount that you still owe to your policy. The tax consequences of a policy loan are unclear if the difference between the rate we charge on the loan and the interest rate earned on the loan is very small. You should consult a tax adviser regarding these consequences.

If your policy is considered a modified endowment contract:

•

all distributions other than death benefits, including partial withdrawals, and surrenders, as well as amounts received from us or from other parties through policy assignments and policy loans, will be treated first as distributions of gain taxable as ordinary income, and as a tax free recovery of your investment in the policy only after all the gain in the contract has been distributed

•

all modified endowment contracts issued to you by GIAC or its affiliates during any calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution

•

a 10% penalty tax will also apply to any taxable distribution unless it is made to a taxpayer who is 59 1/2 years of age or older; is attributable to a disability; or is received as substantially equal periodic payments made over the life (or life expectancy) of the taxpayer, or the life (or life expectancies) of the taxpayer and a designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract may be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

EXCHANGES

Generally, there are no tax consequences when you exchange one life insurance policy for another, as long as the same person is being insured (a change of the insured under a policy is a taxable event). Paying

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	55

Transfer taxes

If you are both the policyowner and the insured, the death benefit under your Park Avenue Life policy will generally be included in the value of your gross estate for federal estate tax purposes. If the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed.

additional premiums under the new policy may cause it to be treated as a modified endowment contract. Your policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax adviser if you are considering exchanging any life insurance policy.

POLICY CHANGES

We will make changes to policies and their riders where necessary to attempt to ensure (i) that they continue to qualify as life insurance under the Internal Revenue Code, and (ii) that policyowners are not considered the direct owners of the mutual funds held in the Separate Account. Any changes will be made uniformly to all policies affected. We will provide advance notice in writing of these changes when required by state insurance regulators.

Federal, state and local governments may, from time to time, introduce new legislation concerning the taxation of life insurance policies. They can also change or adopt new interpretations of existing laws and regulations without notice. If you have questions about the tax consequences of your Park Avenue Life policy, please consult a legal or tax adviser.

ESTATE AND GENERATION SKIPPING TRANSFER TAXES

If you are both the policyowner and the insured, the death benefit under your Park Avenue Life policy will generally be included in the value of your gross estate for federal estate tax purposes. If you are not the insured, the value of the policy will be included in your gross estate.

Also, if the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed on the death benefit.

The individual situation of a policyowner or beneficiary will determine how the ownership of a policy or the receipt of policy proceeds will affect their tax situation. Because the rules are complex, a legal or tax adviser should be consulted for specific information.

For 2012, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified

56	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

OTHER TAX CONSEQUENCES

Park Avenue Life policies can be used in various ways, including:

•	as non-qualified deferred compensation or salary continuance plans

•	in split-dollar insurance plans

•	as part of executive bonus plans, retiree medical benefits plans, or other similar plans.

The tax consequences of these plans will vary depending on individual arrangements and circumstances. If you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should first consult a tax advisor regarding your specific circumstances.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In addition, rules have been passed by Congress relating to life insurance owned by businesses and the IRS has issued guidance relating to split-dollar arrangements. Any business should consult with a qualified tax adviser before buying a policy, and before making any changes or transactions under the policy.

We recommend that anyone considering buying a Park Avenue Life policy with the expectation of favorable tax consequences should consult with a qualified tax adviser before investing.

Employer-Owned Life Insurance Contracts. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	57

Possible tax

law changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax. Corporate policyowners should consult their own tax advisers as to whether they are subject to the alternative minimum tax, and, if so, what impact ownership of the Policy will have on their alternative minimum tax liability.

Medicare Tax on Investment Income. Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a tax advisor about the impact of this new tax on distributions from your policy.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

GIAC’S TAXES

Based on current life insurance tax regulations, GIAC does not pay tax on investment income or capital gains from the assets held in the Separate

58	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

Account that support account values. The operations of the Separate Account are reported on our federal income tax return, which is then consolidated with that of our parent company, Guardian Life.

We may pay taxes at the state and local level, as well as premium taxes, but at present these are not substantial. If they increase, we reserve the right to recover these costs by charging the Separate Account or the policy.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

INCOME TAX WITHHOLDING

We are generally required to withhold money for income taxes when you make a transaction on which you will have to pay tax. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation skipping transfer taxes unless you tell us in writing that these taxes are not required.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	59

RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

As explained in The variable investment options, we are the owner of the fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the funds’ shareholders.

Where we are required to by law, we will vote fund shares based on the instructions we receive from Park Avenue Life policyowners. If we do not receive instructions from some policyowners, we will vote fund shares attributable to their policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. Because of this proportional voting, a small number of policyowners could control the outcome of a vote. This proportion could include policyowners and contract owners from other separate accounts.

If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the fund’s directors, part of your policy account value is invested in the variable investment option of the Separate Account that corresponds to the mutual fund holding a shareholders’ meeting.

The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the mutual fund, by the net asset value of the variable investment option’s shares on that date.

If, after careful examination, we reasonably disapprove of a proposed change to a mutual fund’s investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners’ voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the fund’s investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

Certain activities related to the operation of the Separate Account may require the approval of policyowners. See Rights reserved by GIAC. If a vote is required, you will be given one vote for every $100 of your policy that is held in the variable investment options. For any investments that we hold on our own behalf, we will vote in the same proportion as our policyowners.

You do not have the right to vote on the operations of the fixed-rate option.

60	PROSPECTUS	RIGHTS AND RESPONSIBILITIES

LIMITS TO GIAC’S RIGHT TO CHALLENGE A POLICY

Incontestability

Generally, we cannot challenge your policy once it is in force, or has been reinstated, for two years, provided you have paid your premiums when they are due. If you change your policy’s death benefit from Option 1 to Option 2, we have two years to challenge any increase in the death benefit that results from this change. If we are successful in our challenge, your death benefit will revert to what it would have been under Option 1.

Misstatement of age or sex

If we find that the information in the application regarding the age or sex of the insured is wrong, we will adjust the death benefit to that which would have been purchased by the most recent deduction for cost of insurance under the policy and any rider premium payment, using the correct age or sex. Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the Park Avenue Life policy with the same benefits for men and women.

Suicide exclusion

If the insured commits suicide within two years of the policy’s issue date, regardless of whether he or she is considered sane at the time, the amount that we must pay in death benefits will be limited to the greater of i) the net cash surrender value as of the date of death, or ii):

•	the policy premiums paid, plus

•	any unscheduled payments made, minus

•	any policy debt, minus

•	any partial withdrawals and any related charges.

If the insured commits suicide within two years of an increase in your policy’s death benefit due to a change from Option 1 to Option 2, the death benefit will be limited to the original death benefit under Option 1, plus the additional cost of insurance charges paid for the increased death benefit.

RIGHTS RESERVED BY GIAC

We reserve the right to make changes or take actions that we feel are in the best interests of Park Avenue Life policyowners and their beneficiaries, or are appropriate for the policy. We will follow applicable laws and regulations in exercising our rights, and will seek the approval of policy-owners or regulators when necessary. Some of the changes or actions we may take include:

•	operating the Separate Account in any form permitted by law

•	taking any action that will allow the Separate Account either to comply with or be exempt from sections of the 1940 Act

Incontestability

Generally, we cannot challenge your policy once it is in force, or has been reinstated, for two years, provided you have paid your premiums when they are due.

RIGHTS AND RESPONSIBILITIES	PROSPECTUS	61

•	de-registering the Separate Account under the 1940 Act

•

transferring the assets from one division of the Separate Account into other divisions, or to one or more Separate Accounts, or to our general account, and adding, combining, or removing investment divisions in the Separate Account

•

substituting the shares of one mutual fund held through the Separate Account for shares of a different class in the same mutual fund, shares of a different mutual fund, or any other investment allowed by law

•	adding to, suspending or eliminating your ability to direct how your net premiums are invested, or to transfer your investments among the variable investment options or the fixed-rate option

•	changing the way we make deductions or collect charges, consistent with the limits outlined in the policy

•	changing the policy as required to ensure that it continues to qualify as life insurance under the Internal Revenue Code, or to preserve favorable tax treatment for your benefits under the policy

•	making any changes necessary to the policy so that it conforms with any action we are permitted to take.

Substitutions may be made with respect to existing policy value or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or policy account value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We will inform you if we make a change that affects the basic nature of the investments in any of the variable investment options. If this occurs, you will have 60 days from the postmark on our notice to transfer your investments out of this option and into one of the other investment options, without charge. See Transfers.

YOUR RIGHT TO CANCEL YOUR POLICY

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this by the later of:

•	10 days of receiving your policy, or

•	45 days of signing Part 1 of your completed policy application.

62	PROSPECTUS	RIGHTS AND RESPONSIBILITIES

OTHER INFORMATION

Longer periods may apply in some states. If a cancellation notice is sent by mail, it will be effective on the date of the postmark.

Once we receive your notice, we will refund all of the premiums and unscheduled payments you have made towards your policy, and it will be considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.

DISTRIBUTION OF THE POLICY AND OTHER CONTRACTUAL ARRANGEMENTS

We have entered into a distribution agreement with Guardian Investor Services LLC (GIS) for the distribution and sale of the policies. GIS is affiliated with us. GIS acts as principal underwriter of the Park Avenue Life policies as well as other variable life insurance policies and variable annuities that we offer. The Park Avenue Life policies are distributed by GIAC agents who are licensed by state insurance authorities to sell variable life insurance and are registered representatives of GIS or other broker dealer firms with which GIAC has entered into agreements to sell the policies, including Park Avenue Securities LLC, a wholly-owned subsidiary of GIAC.

We pay commissions for the sale of the policies. GIAC agents will receive a maximum sales commission of:

•	50% of the policy premium paid for the first policy year, then

•	5% of the policy premiums paid for policy years two through ten, and

•	2% of the policy premiums paid for policy years thereafter.

In addition, GIAC pays a commission of no more than:

•	3.5% of each unscheduled payment in the first ten policy years, and

•	2% of any unscheduled payments thereafter.

You are not charged directly for commissions or other compensation paid for the sale of the policies, but commissions and other compensation are considered by GIAC in setting the levels of the charges that you do pay under the policy.

We may also compensate our agents in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Supplemental benefits and riders

We offer several riders or additional benefits that you can add to your policy. Certain of these riders are subject to age and underwriting requirements.

OTHER INFORMATION	PROSPECTUS	63

We currently offer the following riders under the policy:

•	Adjustable Renewable Term rider

•	Waiver of Premium rider

•	Guaranteed Purchase Option

•	Accidental Death Benefit rider

•	Simplified Insurability Option rider

The benefits provided by each of these riders are summarized in Appendix B to this prospectus. These riders may not be available in all states.

Reinsurance arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the policies’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to GIAC, and no policyowner shall have any right of action against any reinsurer.

TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take requests for fund transfers and changes in allocation of future premiums over the phone. See How your premiums are allocated and Transfers between the investment options for more details on requesting these transactions telephonically.

In addition to these telephone services, in the future we anticipate offering you the ability to use your personal computer to receive documents electronically, review your policy information and to perform other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our electronic programs, we will ask that you visit our website for information and registration. You may also be able to register by other forms of communication. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. Should you decline to participate, you will be able to reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe that the registration or instructions are genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions are genuine,

64	PROSPECTUS	OTHER INFORMATION

we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your policy information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to policy administration or not in the best interests of the policyowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties, we ask you to send your request by regular or express mail and we will process it using the net asset value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

LEGAL CONSIDERATIONS FOR EMPLOYERS

The Park Avenue Life policy estimates different risks for men and women in establishing a policy’s premiums, benefits and deductions, except in states where gender-neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying Park Avenue Life policies in connection with insurance or benefits programs should consult with their legal advisers to determine if the policy is appropriate for this purpose.

CERTAIN RESTRICTIONS ON PAYMENTS UNDER THE POLICY

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policyowner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits. If a policy were frozen, the policy account value would be moved to a special segregated account and held there until we received instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your contract to government agencies and departments.

ILLUSTRATIONS

Illustrations can help demonstrate how the policy operates, given the policy’s charges, investment options and any optional features selected, how you plan to accumulate or access policy value over time, and

OTHER INFORMATION	PROSPECTUS	65

assumed rates of return. Illustrations may also be able to assist you in comparing the policy’s death benefits, cash surrender values and policy values with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your registered representatives to provide an illustration, without charge, based upon your specific situation. Personalized illustrations will use an arithmetic average of the investment advisory fees and operating expenses incurred by the underlying mutual funds based on actual fees and expenses after applicable reimbursements and waivers incurred during 2011. Please note that a decline in a mutual fund’s average net assets during the current fiscal year as a result of market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized in the illustration.

LEGAL PROCEEDINGS

We, like other insurance companies, are involved in lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of GIS to perform under its principal underwriting agreement, or on GIAC’s ability to meet its obligations under the policy.

FINANCIAL STATEMENTS

The financial statements of GIAC and the Separate Account are contained in the Statement of Additional Information.

66	PROSPECTUS	OTHER INFORMATION

APPENDIX A

SPECIAL TERMS USED IN THIS PROSPECTUS

Age

The insured’s age on his or her birthday closest to the policy date.

Attained age

The insured’s age plus the number of policy years completed since the policy date.

Base policy

The policy without any additional riders.

Basic scheduled premium

A regularly scheduled payment that you must make in order to keep your policy in force. It is set out in your policy and does not include charges for any additional coverage provided by riders that you may add to your policy, or rating charges if the insured does not meet our insurance requirements for standard insurance when we issue your policy.

Benchmark value

Benchmark value is a hypothetical measure we use to assess the adequacy of the funding level in your policy account over time. It is based on assumptions about the basic scheduled premium and insurance charges you would pay, as well as the net rate of return your account would be expected to earn. Benchmark values for each policy anniversary date are set out in the policy.

During the guaranteed premium period, the benchmark value is the greater of 1) your tabular account value and 2) the amount that would cause your policy account value to at least equal the benchmark value at the end of the guaranteed premium period, assuming that:

•	the policyowner paid basic scheduled premiums, when due, throughout the guaranteed premium period

•	the policy had a face amount of $250,000 and premiums were paid annually

•	we charged the current cost of insurance charges, and

•	the policy account value earned an annual gross return of 6.59% throughout the guaranteed premium period.

After the guaranteed premium period, the benchmark value is the greater of 1) your tabular account value plus the product of 0.955 and the difference between the maximum basic scheduled premium and the basic scheduled premium payable during the guaranteed premium period for the current face amount, and 2) the amount that would cause your policy account value to at least equal your policy’s face amount on the policy anniversary nearest the insured’s 100th birthday, assuming that:

•	the policyowner paid basic scheduled premiums for the current face amount until the policy anniversary nearest the insured’s 100th birthday

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The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

•	the policy had a face amount of $100,000 and premiums were paid monthly

•	the policyowner paid all basic scheduled premiums, made no unscheduled payments and took no loans or withdrawals

•	we charged the current cost of insurance charges and the maximum rate of any other charges and deductions, and

•	the policy account value earned an annual net return of 4% throughout the life of the policy.

To calculate the benchmark value on a given day, we will take the benchmark values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that the date is between these anniversaries. This is the interpolated benchmark value.

Business day

A day on which the New York Stock Exchange or its successor is open for trading and GIAC is open for business. GIAC’s close of business is 4 p.m. New York time, or, if earlier, the close of the New York Stock Exchange.

Customer Service Office

The Guardian Insurance & Annuity Company, Inc. Customer Service Office, P.O. Box 26125, Lehigh Valley, PA 18002, 1-800-441-6455

Face amount or Guaranteed insurance amount

The minimum amount that you will receive on the death of the insured, until the policy anniversary closest to the insured’s 100th birthday, as long as:

•	you pay all policy premiums when they are due, except those skipped under the Premium Skip Option

•	you don’t make any partial withdrawals, and

•	you don’t have any policy debt outstanding.

The Guaranteed Insurance amount is set out in your policy. The minimum for a policy is currently $100,000.

Guaranteed premium period

The period during which your basic scheduled premiums will remain the same. This period begins on the policy date and ends on the later of the policy anniversary closest to the insured’s 70th birthday or the 10th policy anniversary.

Internal revenue code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue date

The date your policy is issued at GIAC’s customer service office.

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The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

Loan collateral account

An account to which values from the variable investment options and the fixed-rate option are transferred when a policy loan is taken. The loan collateral account is equal to the loan.

Monthly date

The same date in each month as the policy date, or the last day of a month if that is earlier.

Net amount at risk

The difference between the policy account value and the amount that you would be paid under the policy’s death benefit.

Policy account value

The sum of the values attributable to a policy which are allocated to the variable investment options, the fixed-rate option and the loan collateral account.

Policy anniversary

The same date each year as the policy date.

Policy date

The date your policy comes into effect. This date is used to measure policy months, policy years, policy anniversaries, and monthly dates.

Policy debt

All unpaid policy loans, plus the accumulated and unpaid interest on those loans.

Policy review date

The monthly date before your policy anniversary.

Tabular account value

The value of a hypothetical account that we compare to your policy account value when we set your basic scheduled premium each year after the guaranteed premium period. It is also used to calculate your policy’s benchmark values.

The tabular account value is equal to the policy account value that would result assuming that:

•	the policy had a face amount of $100,000

•	premiums were paid monthly

•	the policyowner paid the basic scheduled premium during the guaranteed premium period and the maximum basic scheduled premium thereafter

•	we charged the guaranteed charges beginning on the policy date, and

•	the policy account value earned an annual net return of 4% throughout the life of the policy.

To calculate your tabular account value on a given day, we will take the tabular account values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that your date is between these anniversaries. This is the interpolated tabular account value.

APPENDICES	PROSPECTUS	69

APPENDIX B

ADDITIONAL BENEFITS BY RIDER

Additional benefits are available by riders to the policy. Riders are issued subject to GIAC’s standards for classifying risks. GIAC charges premiums for additional benefit riders. These premium amounts are included in the policy premium charged to a Park Avenue Life policyowner, but rider premiums are not allocated to the variable investment options or fixed-rate option under the policy. The benefits provided by the riders are fully described in the riders and summarized here. These riders are available only at the time of issuance of the policy.

Waiver of Premium — This rider provides for the waiver of Policy Premiums while the insured is totally disabled.

Accidental Death Benefit — This rider provides additional insurance coverage if the insured’s death results from accidental bodily injury.

Guaranteed Purchase Option — This rider provides the policyowner the right to purchase additional insurance policies on the insured’s life without evidence of insurability on the policy anniversaries nearest certain birthdays of the insured (the “Option Dates”) or within specified time periods of qualifying life events (“Alternate Option Dates”) provided (i) all policy premiums are paid to the applicable Option Date or Alternate Option Date, (ii) written application and evidence of insurability satisfactory to the issuer and the first premium for the new policy are received as set forth in the rider, (iii) if applicable, satisfactory evidence of the qualifying life event accompanies the application.

Simplified Insurability Option — This rider allows the policyowner to purchase additional policies on certain policy anniversaries (“Option Dates”) provided: (i) all policy premiums are paid to the applicable Option Date, (ii) written application and evidence of insurability satisfactory to the issuer are received as set forth in the rider, and (iii) policy premiums are not being waived under a waiver of premium rider.

Adjustable Renewable Term (ART) Insurance — This rider provides term insurance for one year periods. By adding an ART rider to a Park Avenue Life policy, a policyowner can increase the insurance coverage provided by the entire contract. Generally, term insurance is intended to fill a temporary insurance need, and permanent (whole life) insurance is intended to fill long-term insurance needs. Term insurance is generally more economical for short periods, while permanent insurance is generally more economical over longer periods. If a policyowner has a short-term need for more insurance protection, it may be in his or her interest to supplement a Park Avenue Life policy with an ART rider. When the need abates, the rider can be terminated without triggering surrender charges, which are imposed when the policy’s coverage is reduced during the first 12 policy years. See Decreasing the face amount and Deductions and charges.

Depending on your individual circumstances, it may or may not be to your advantage to add coverage to your policy through a rider. Some of the circumstances to consider include the premium you want to pay, the amount of coverage, how long you want this additional coverage for, and the age, sex and underwriting classification of the insured. Your GIAC representative can help you decide whether adding rider benefits to your policy would be in your best interest.

GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availability of particular riders.

70	PROSPECTUS	APPENDICES

APPENDIX C

VARIABLE WHOLE LIFE INSURANCE WITH MODIFIED SCHEDULED PREMIUMS

FIRST YEAR SURRENDER CHARGE RATES PER $1,000

	Male			Female			Unisex
Age	Preferred Plus	Preferred	Standard	Preferred Plus	Preferred	Standard	Preferred Plus	Preferred	Standard
0		6.46			5.48			6.27
1		6.30			5.37			6.13
2		6.39			5.44			6.20
3		6.49			5.51			6.30
4		6.60			5.58			6.39
5		6.70			5.67			6.49
6		6.83			5.76			6.62
7		6.95			5.85			6.74
8		7.11			5.95			6.88
9		7.25			6.06			7.02
10		7.42			6.16			7.16
11		7.58			6.28			7.33
12		7.75			6.39			7.49
13		7.95			6.53			7.67
14		8.12			6.65			7.82
15		8.30			6.77			8.00
16		8.45			6.91			8.16
17		8.63			7.05			8.31
18		8.79			7.19			8.47
19		8.96			7.35			8.65
20	8.09	7.94	10.17	7.25	7.15	8.12	7.92	7.77	9.71
21	8.26	8.10	10.43	7.40	7.29	8.42	8.07	7.93	9.95
22	8.43	8.28	10.69	7.57	7.45	8.73	8.25	8.10	10.21
23	8.62	8.50	10.99	7.74	7.63	9.05	8.42	8.38	10.50
24	8.80	8.82	11.31	7.91	7.81	9.40	8.62	8.71	10.80
25	9.02	9.17	11.64	8.10	8.11	9.77	8.83	9.05	11.12
26	9.33	9.63	12.20	8.38	8.52	10.33	9.12	9.51	11.77
27	9.65	10.13	12.80	8.67	8.94	10.93	9.44	10.00	12.46
28	10.05	10.69	13.48	9.03	9.43	11.61	9.82	10.56	13.24
29	10.42	11.25	14.27	9.36	9.92	12.29	10.18	11.11	14.02
30	10.86	11.90	15.17	9.75	10.48	13.08	10.62	11.75	14.92
31	11.27	12.53	16.09	10.11	11.02	13.86	11.02	12.36	15.83
32	11.77	13.25	17.12	10.62	11.64	14.75	11.55	13.07	16.84
33	12.25	13.97	18.16	11.17	12.25	15.64	12.14	13.78	17.86
34	12.88	14.73	19.29	11.73	12.90	16.59	12.76	14.51	18.97
35	13.59	15.58	20.55	12.40	13.62	17.66	13.47	15.37	20.21
36	14.20	16.31	21.51	12.94	14.22	18.48	14.07	16.09	21.15
37	14.85	17.07	22.56	13.49	14.84	19.33	14.70	16.82	22.18
38	15.52	17.87	23.67	14.09	15.51	20.23	15.36	17.60	23.26
39	16.22	18.71	24.85	14.70	16.19	21.18	16.06	18.44	24.41
40	16.96	19.61	26.11	15.37	16.93	22.17	16.79	19.30	25.64
41	17.74	20.54	27.47	16.05	17.71	23.22	17.57	20.23	26.96
42	18.58	21.54	28.89	16.78	18.52	24.31	18.39	21.21	28.33
43	19.45	22.60	30.40	17.54	19.38	25.43	19.26	22.24	29.80
44	20.39	23.72	32.03	18.34	20.28	26.62	20.17	23.34	31.35
45	21.39	24.89	33.73	19.19	21.19	27.88	21.16	24.46	33.01
46	22.57	26.20	35.91	20.07	22.25	29.43	22.30	25.75	35.11
47	23.81	27.59	38.22	21.01	23.36	31.07	23.51	27.11	37.32
48	25.14	29.08	40.68	21.98	24.54	32.80	24.76	28.56	39.68
49	26.54	30.67	43.27	23.02	25.80	34.65	26.10	30.09	42.15

APPENDICES	PROSPECTUS	71

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

VARIABLE WHOLE LIFE INSURANCE WITH MODIFIED SCHEDULED PREMIUMS

FIRST YEAR SURRENDER CHARGE RATES PER $1,000

	Male			Female			Unisex
Age	Preferred Plus	Preferred	Standard	Preferred Plus	Preferred	Standard	Preferred Plus	Preferred	Standard
50	28.02	32.36	45.98	24.10	27.14	36.57	27.56	31.73	44.76
51	29.60	34.14	48.85	25.25	28.54	38.61	29.07	33.48	47.13
52	31.25	36.03	51.65	26.46	30.05	40.10	30.66	35.33	49.02
53	33.00	38.02	53.87	27.74	31.63	41.55	32.33	37.27	51.03
54	34.84	40.14	56.20	29.07	33.31	43.06	34.09	39.31	53.15
55	36.79	42.35	58.66	30.48	35.04	44.66	35.97	41.49	55.40
56	38.24	44.62	58.69	31.63	36.36	46.36	37.34	43.60	57.77
57	39.74	47.01	58.65	32.83	37.74	48.17	38.83	45.81	58.68
58	41.33	49.53	58.62	34.07	39.18	50.11	40.36	48.17	58.65
59	42.99	52.19	58.60	35.40	40.69	52.18	42.01	50.65	58.60
60	44.79	55.01	58.53	36.78	42.25	54.39	43.72	53.29	58.56
61	46.67	58.02	58.51	38.22	43.92	56.78	45.55	56.05	58.57
62	48.66	58.76	58.44	39.77	45.66	58.75	47.48	58.81	58.52
63	50.78	58.73	58.43	41.38	47.51	58.74	49.51	58.79	58.48
64	53.02	58.69	58.39	43.13	49.46	58.72	51.72	58.76	58.44
65	56.58	58.68	58.33	44.94	51.57	58.67	54.05	58.71	58.39
66	58.77	58.62	58.29	47.48	54.42	58.67	57.78	58.66	58.37
67	58.70	58.60	56.94	50.21	57.52	58.62	58.75	58.63	58.32
68	58.63	58.59	56.17	53.13	58.85	58.61	58.69	58.59	58.29
69	58.57	58.50	56.13	56.24	58.81	58.56	58.64	58.59	58.24
70	58.46	58.42	56.02	58.87	58.78	58.56	58.58	58.54	56.95
71	58.41	58.36	55.94	58.80	58.76	58.53	58.51	58.44	56.09
72	58.29	58.26	55.84	58.75	58.72	58.47	58.45	58.38	56.01
73	58.26	58.19	55.73	58.68	58.64	58.45	58.37	58.31	55.99
74	58.14	58.11	55.65	58.62	58.59	56.44	58.30	58.20	55.96
75	58.10	58.08	55.63	58.56	58.48	56.36	58.19	58.15	55.86
76	58.07	57.97	55.56	58.47	58.46	56.30	58.11	58.06	55.77
77	57.91	57.95	55.49	58.39	58.39	56.18	58.05	58.01	55.77
78	57.88	57.87	55.47	58.30	58.27	56.12	58.07	57.97	55.67
79	57.86	57.80	55.46	58.33	58.29	56.18	57.93	57.89	55.67
80	57.90	57.81	55.49	58.31	58.16	56.05	57.93	57.97	55.69

72	PROSPECTUS	APPENDICES

APPENDIX D

NEW YORK SUPPLEMENT

THIS SUPPLEMENT APPLIES ONLY TO POLICIES ISSUED IN THE STATE OF NEW YORK

The following supplemental information should be read in conjunction with the Prospectus dated April 30, 2012 for the Variable Whole Life Insurance Policy with Modified Scheduled Premium issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account K and marketed under the name “Park Avenue Life.” The information contained in this supplement is applicable only to policies issued in the state of New York and supersedes certain information contained in the prospectus.

YOU HAVE THE RIGHT TO CANCEL THIS POLICY BY RETURNING IT WITH A WRITTEN CANCELLATION NOTICE TO EITHER OUR CUSTOMER SERVICE OFFICE OR THE AGENT FROM WHOM YOU BOUGHT THE POLICY. IF YOU CHOOSE TO EXERCISE THIS RIGHT YOU MUST DO SO WITHIN THE LATER OF: (A) 10 DAYS OF RECEIVING YOUR POLICY, OR (B) 45 DAYS OF SIGNING PART 1 OF YOUR COMPLETED POLICY APPLICATION.

YOU ALSO HAVE THE RIGHT UNTIL THE LATER OF THE INSURED’S ATTAINED AGE 90 OR THE EXPIRATION OF THE FIRST 24 POLICY MONTHS, TO EXCHANGE YOUR POLICY FOR A LEVEL PREMIUM FIXED-BENEFIT WHOLE LIFE POLICY ISSUED BY US OR ONE OF OUR AFFILIATES. PLEASE SEE THE SECTION OF YOUR PROSPECTUS ENTITLED “EXCHANGE TO FIXED-BENEFIT INSURANCE” FOR A FULL DESCRIPTION OF THIS BENEFIT.

Unless specifically addressed herein, all terms and provisions of the Prospectus shall continue in full force and effect.

I

Deductions and Charges Monthly deductions from the policy account value

Policy and administration charges

Policy charge: For the first three policy years, you pay a policy charge of $10 per month. After three years the charge is currently $4 per month and is guaranteed never to exceed $4 per month.

II

Transaction Deductions from the Policy account value

Surrender Charge

This charge is a flat rate for every $1,000 of your policy’s face amount. The rate declines each year until it is zero after 12 years, and varies from $5.37 to $49.81 per $1,000, depending on the insured’s age when the policy started, sex and premium class. The surrender charge compensates us for administrative and sales-related expenses. Surrender charges for specific ages, sex and premium classes are set out in Appendix A to this Supplement.

III

Deduction from the Separate Account

Income Tax Charge

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment option, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the policies. We don’t currently charge for taxes attributable to the Separate Account. We will obtain prior approval from the Superintendent of Insurance for New York State before we make such deductions.

APPENDICES	PROSPECTUS	73

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

IV

Premiums

Reinstating your policy

If your policy has lapsed (and you have not surrendered it for its net cash surrender value) you may reinstate it up to five years after the lapse. To reinstate your policy:

•	We must receive your request for reinstatement in writing at our customer service office

•	The insured must be alive

•	You must show that the insured meets our insurance requirements

•	You must repay any outstanding policy debt with interest. Interest will be compounded annually, at the rate that is in effect when you make your request

•	You must pay us all overdue premiums for any additional benefit riders with 6% interest compounded annually, plus the greater of :

(i)	all overdue policy premiums with 6% interest compounded annually, or

(ii)	110% of any increase in cash surrender value of your policy due to your policy’s reinstatement.

V

SPECIAL FEATURES OF YOUR POLICY

Policy loans

Interest on your policy loan

We charge interest at an annual rate of 8% on all outstanding policy debt, payable in arrears, until either the 20th anniversary of your policy or the insured’s attained age 65, whichever is later. After this point the annual rate falls to 5% for existing and new policy loans. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, we will transfer the interest that you owe first proportionately from your policy account value in the variable investment options, and if this is insufficient, from the fixed-rate option, into our Loan Collateral Account, and add that interest to your policy debt.

During the period when policy loans bear interest at an annual rate of 8%, any amounts in the Loan Collateral Account earn interest at a minimum annual rate of 6%. During the period when policy loans bear interest at an annual rate of 5%, any amounts in the Loan Collateral Account earn interest at a minimum annual rate of 4%. Although this means that you are effectively paying a maximum of 2% interest on your policy loans, you are expected to pay the loan interest charged when it is due.

Policy proceeds

The amount that your beneficiaries will receive upon the death of the insured is determined as explained under Death benefit options, and is payable when we receive proof that the insured has died while the policy was in effect. It will include:

•	the death proceeds based on the death benefit option you have chosen, plus

•	any policy premium assessments paid for coverage beyond the monthly date after the insured’s death, plus

•	the proceeds of any coverage you have added to your policy through riders, minus

•	any outstanding policy debt.

If your policy premium is overdue and the insured dies during the grace period, we will calculate the death benefit as though the premium had been paid when due and then deduct the amount that covered the period up to the policy month of the insured’s death.

74	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

If the person insured has reached attained age 100, the death proceeds will be the policy account value minus any policy debt as of the date of death.

The death proceeds paid to the beneficiaries may also be adjusted if:

•	the age or sex listed on the policy application is incorrect

•

the insured commits suicide within two years of the policy issue date, or the date a change in the death benefit from Option 1 to Option 2 (but only for any increase in the death benefit over your policy’s face amount that was a result of the change) takes effect

•	there are limits imposed by riders to the policy.

The amount of all other transactions will be calculated at the end of the business day on which we receive the necessary instructions, information or documentation at our customer service office.

If the proceeds are being taken from your policy account value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. However, we may delay any transfers, loans or other payments made from the variable investment options when:

•	the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted, or

•	the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable.

We will pay interest on the death proceeds from the variable investment options, from the date of the insured’s death until the proceeds are paid, either in a lump sum or through a payment option.

If the proceeds are from your policy account value in the fixed-rate option, they will normally be paid promptly once we have received the necessary information. However, we may delay any transfers, loans or other payments made from the fixed-rate option for up to six months from the date of your request. If we do this, we will pay interest in accordance with and at the rate required by Section 3227 of the New York Insurance Laws on payments out of the fixed-rate option that we delay for 10 days or more. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See Transfers from the fixed-rate option.

Requests for transfers, loans, or any other payment out of the fixed-rate option will normally be paid promptly once we have received the necessary information. However, we may delay any transfers, loans or other payments made from the fixed-rate option for up to six months from the date of your request. If we do this, we will pay interest at the rate required by Section 3227 of the New York Insurance Laws.

VI

The Separate Account

GIAC and Separate Account K are subject to the insurance laws of every jurisdiction in which Park Avenue Life is delivered, including the insurance laws of the state of New York.

APPENDICES	PROSPECTUS	75

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    VARIABLE WHOLE LIFE INSURANCE WITH MODIFIED SCHEDULED PREMIUMS

FIRST YEAR SURRENDER CHARGE RATES PER $1,000

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

MALE — PREFERRED PLUS
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20	8.09	7.42	6.74	6.07	5.39	4.72	4.05	3.37	2.70	2.02	1.35	0.67
21	8.26	7.57	6.88	6.20	5.51	4.82	4.13	3.44	2.75	2.07	1.38	0.69
22	8.43	7.73	7.03	6.32	5.62	4.92	4.22	3.51	2.81	2.11	1.41	0.70
23	8.62	7.90	7.18	6.47	5.75	5.03	4.31	3.59	2.87	2.16	1.44	0.72
24	8.80	8.07	7.33	6.60	5.87	5.13	4.40	3.67	2.93	2.20	1.47	0.73
25	9.02	8.27	7.52	6.77	6.01	5.26	4.51	3.76	3.01	2.26	1.50	0.75
26	9.33	8.55	7.78	7.00	6.22	5.44	4.67	3.89	3.11	2.33	1.56	0.78
27	9.65	8.85	8.04	7.24	6.43	5.63	4.83	4.02	3.22	2.41	1.61	0.80
28	10.05	9.21	8.38	7.54	6.70	5.86	5.03	4.19	3.35	2.51	1.68	0.84
29	10.42	9.55	8.68	7.82	6.95	6.08	5.21	4.34	3.47	2.61	1.74	0.87
30	10.86	9.96	9.05	8.15	7.24	6.34	5.43	4.53	3.62	2.72	1.81	0.91
31	11.27	10.33	9.39	8.45	7.51	6.57	5.64	4.70	3.76	2.82	1.88	0.94
32	11.77	10.79	9.81	8.83	7.85	6.87	5.89	4.90	3.92	2.94	1.96	0.98
33	12.25	11.23	10.21	9.19	8.17	7.15	6.13	5.10	4.08	3.06	2.04	1.02
34	12.88	11.81	10.73	9.66	8.59	7.51	6.44	5.37	4.29	3.22	2.15	1.07
35	13.59	12.46	11.33	10.19	9.06	7.93	6.80	5.66	4.53	3.40	2.27	1.13
36	14.20	13.02	11.83	10.65	9.47	8.28	7.10	5.92	4.73	3.55	2.37	1.18
37	14.85	13.61	12.38	11.14	9.90	8.66	7.43	6.19	4.95	3.71	2.48	1.24
38	15.52	14.23	12.93	11.64	10.35	9.05	7.76	6.47	5.17	3.88	2.59	1.29
39	16.22	14.87	13.52	12.17	10.81	9.46	8.11	6.76	5.41	4.06	2.70	1.35
40	16.96	15.55	14.13	12.72	11.31	9.89	8.48	7.07	5.65	4.24	2.83	1.41

76	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

MALE — PREFERRED PLUS
Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
41	17.74	16.26	14.78	13.31	11.83	10.35	8.87	7.39	5.91	4.44	2.96	1.48
42	18.58	17.03	15.48	13.94	12.39	10.84	9.29	7.74	6.19	4.65	3.10	1.55
43	19.45	17.83	16.21	14.59	12.97	11.35	9.73	8.10	6.48	4.86	3.24	1.62
44	20.39	18.69	16.99	15.29	13.59	11.89	10.20	8.50	6.80	5.10	3.40	1.70
45	21.39	19.61	17.83	16.04	14.26	12.48	10.70	8.91	7.13	5.35	3.57	1.78
46	22.57	20.69	18.81	16.93	15.05	13.17	11.29	9.40	7.52	5.64	3.76	1.88
47	23.61	21.64	19.68	17.71	15.74	13.77	11.81	9.84	7.87	5.90	3.94	1.97
48	24.95	22.87	20.79	18.71	16.63	14.55	12.48	10.40	8.32	6.24	4.16	2.08
49	25.70	23.56	21.42	19.28	17.13	14.99	12.85	10.71	8.57	6.43	4.28	2.14
50	26.47	24.26	22.06	19.85	17.65	15.44	13.24	11.03	8.82	6.62	4.41	2.21
51	27.30	25.03	22.75	20.48	18.20	15.93	13.65	11.38	9.10	6.83	4.55	2.28
52	28.19	25.84	23.49	21.14	18.79	16.44	14.10	11.75	9.40	7.05	4.70	2.35
53	29.12	26.69	24.27	21.84	19.41	16.99	14.56	12.13	9.71	7.28	4.85	2.43
54	30.13	27.62	25.11	22.60	20.09	17.58	15.07	12.55	10.04	7.53	5.02	2.51
55	31.22	28.62	26.02	23.42	20.81	18.21	15.61	13.01	10.41	7.81	5.20	2.60
56	32.36	29.66	26.97	24.27	21.57	18.88	16.18	13.48	10.79	8.09	5.39	2.70
57	33.57	30.77	27.98	25.18	22.38	19.58	16.79	13.99	11.19	8.39	5.60	2.80
58	34.87	31.96	29.06	26.15	23.25	20.34	17.44	14.53	11.62	8.72	5.81	2.91
59	37.44	34.32	31.20	28.08	24.96	21.84	18.72	15.60	12.48	9.36	6.24	3.12
60	38.98	35.73	32.48	29.24	25.99	22.74	19.49	16.24	12.99	9.75	6.50	3.25
61	40.62	37.24	33.85	30.47	27.08	23.70	20.31	16.93	13.54	10.16	6.77	3.39
62	42.40	38.87	35.33	31.80	28.27	24.73	21.20	17.67	14.13	10.60	7.07	3.53
63	44.17	40.15	36.14	32.12	28.11	24.09	20.08	16.06	12.05	8.03	4.02	0.00
64	46.03	41.43	36.82	32.22	27.62	23.02	18.41	13.81	9.21	4.60	0.00	0.00
65	49.81	44.87	39.88	34.90	29.91	24.93	19.94	14.96	9.97	4.99	0.00	0.00
66	49.81	45.66	41.51	37.36	32.42	27.02	21.61	16.21	10.81	5.40	0.00	0.00
67	49.81	45.66	41.51	37.36	33.21	29.06	23.46	17.60	11.73	5.87	0.00	0.00
68	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
69	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
70	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
71	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
72	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
73	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
74	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
75	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
76	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
77	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
78	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
79	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
80	49.43	45.31	41.19	37.07	32.95	28.83	24.72	20.60	16.48	12.36	8.24	4.12

APPENDICES	PROSPECTUS	77

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

MALE — PREFERRED PLUS
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
0	6.46	5.92	5.38	4.85	4.31	3.77	3.23	2.69	2.15	1.62	1.08	0.54
1	6.30	5.78	5.25	4.73	4.20	3.68	3.15	2.63	2.10	1.58	1.05	0.53
2	6.39	5.86	5.33	4.79	4.26	3.73	3.20	2.66	2.13	1.60	1.07	0.53
3	6.49	5.95	5.41	4.87	4.33	3.79	3.25	2.70	2.16	1.62	1.08	0.54
4	6.60	6.05	5.50	4.95	4.40	3.85	3.30	2.75	2.20	1.65	1.10	0.55
5	6.70	6.14	5.58	5.03	4.47	3.91	3.35	2.79	2.23	1.68	1.12	0.56
6	6.83	6.26	5.69	5.12	4.55	3.98	3.42	2.85	2.28	1.71	1.14	0.57
7	6.95	6.37	5.79	5.21	4.63	4.05	3.48	2.90	2.32	1.74	1.16	0.58
8	7.11	6.52	5.93	5.33	4.74	4.15	3.56	2.96	2.37	1.78	1.19	0.59
9	7.25	6.65	6.04	5.44	4.83	4.23	3.63	3.02	2.42	1.81	1.21	0.60
10	7.42	6.80	6.18	5.57	4.95	4.33	3.71	3.09	2.47	1.86	1.24	0.62
11	7.58	6.95	6.32	5.69	5.05	4.42	3.79	3.16	2.53	1.90	1.26	0.63
12	7.75	7.10	6.46	5.81	5.17	4.52	3.88	3.23	2.58	1.94	1.29	0.65
13	7.95	7.29	6.63	5.96	5.30	4.64	3.98	3.31	2.65	1.99	1.33	0.66
14	8.12	7.44	6.77	6.09	5.41	4.74	4.06	3.38	2.71	2.03	1.35	0.68
15	8.30	7.61	6.92	6.23	5.53	4.84	4.15	3.46	2.77	2.08	1.38	0.69
16	8.45	7.75	7.04	6.34	5.63	4.93	4.23	3.52	2.82	2.11	1.41	0.70
17	8.63	7.91	7.19	6.47	5.75	5.03	4.32	3.60	2.88	2.16	1.44	0.72
18	8.79	8.06	7.33	6.59	5.86	5.13	4.40	3.66	2.93	2.20	1.47	0.73
19	8.96	8.21	7.47	6.72	5.97	5.23	4.48	3.73	2.99	2.24	1.49	0.75
20	7.94	7.28	6.62	5.96	5.29	4.63	3.97	3.31	2.65	1.99	1.32	0.66
21	8.10	7.43	6.75	6.08	5.40	4.73	4.05	3.38	2.70	2.03	1.35	0.68
22	8.28	7.59	6.90	6.21	5.52	4.83	4.14	3.45	2.76	2.07	1.38	0.69
23	8.50	7.79	7.08	6.38	5.67	4.96	4.25	3.54	2.83	2.13	1.42	0.71
24	8.82	8.09	7.35	6.62	5.88	5.15	4.41	3.68	2.94	2.21	1.47	0.74
25	9.17	8.41	7.64	6.88	6.11	5.35	4.59	3.82	3.06	2.29	1.53	0.76
26	9.63	8.83	8.03	7.22	6.42	5.62	4.82	4.01	3.21	2.41	1.61	0.80
27	10.13	9.29	8.44	7.60	6.75	5.91	5.07	4.22	3.38	2.53	1.69	0.84
28	10.69	9.80	8.91	8.02	7.13	6.24	5.35	4.45	3.56	2.67	1.78	0.89
29	11.25	10.31	9.38	8.44	7.50	6.56	5.63	4.69	3.75	2.81	1.88	0.94
30	11.90	10.91	9.92	8.93	7.93	6.94	5.95	4.96	3.97	2.98	1.98	0.99
31	12.53	11.49	10.44	9.40	8.35	7.31	6.27	5.22	4.18	3.13	2.09	1.04
32	13.25	12.15	11.04	9.94	8.83	7.73	6.63	5.52	4.42	3.31	2.21	1.10
33	13.97	12.81	11.64	10.48	9.31	8.15	6.99	5.82	4.66	3.49	2.33	1.16
34	14.73	13.50	12.28	11.05	9.82	8.59	7.37	6.14	4.91	3.68	2.46	1.23
35	15.58	14.28	12.98	11.69	10.39	9.09	7.79	6.49	5.19	3.90	2.60	1.30
36	16.31	14.95	13.59	12.23	10.87	9.51	8.16	6.80	5.44	4.08	2.72	1.36
37	17.07	15.65	14.23	12.80	11.38	9.96	8.54	7.11	5.69	4.27	2.85	1.42
38	17.87	16.38	14.89	13.40	11.91	10.42	8.94	7.45	5.96	4.47	2.98	1.49
39	18.71	17.15	15.59	14.03	12.47	10.91	9.36	7.80	6.24	4.68	3.12	1.56
40	19.61	17.98	16.34	14.71	13.07	11.44	9.81	8.17	6.54	4.90	3.27	1.63

78	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

MALE — PREFERRED PLUS
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
41	20.54	18.83	17.12	15.41	13.69	11.98	10.27	8.56	6.85	5.14	3.42	1.71
42	21.54	19.75	17.95	16.16	14.36	12.57	10.77	8.98	7.18	5.39	3.59	1.80
43	22.60	20.72	18.83	16.95	15.07	13.18	11.30	9.42	7.53	5.65	3.77	1.88
44	23.72	21.74	19.77	17.79	15.81	13.84	11.86	9.88	7.91	5.93	3.95	1.98
45	24.89	22.82	20.74	18.67	16.59	14.52	12.45	10.37	8.30	6.22	4.15	2.07
46	26.09	23.92	21.74	19.57	17.39	15.22	13.05	10.87	8.70	6.52	4.35	2.17
47	26.88	24.64	22.40	20.16	17.92	15.68	13.44	11.20	8.96	6.72	4.48	2.24
48	27.73	25.42	23.11	20.80	18.49	16.18	13.87	11.55	9.24	6.93	4.62	2.31
49	28.62	26.24	23.85	21.47	19.08	16.70	14.31	11.93	9.54	7.16	4.77	2.39
50	29.57	27.11	24.64	22.18	19.71	17.25	14.79	12.32	9.86	7.39	4.93	2.46
51	30.57	28.02	25.48	22.93	20.38	17.83	15.29	12.74	10.19	7.64	5.10	2.55
52	31.64	29.00	26.37	23.73	21.09	18.46	15.82	13.18	10.55	7.91	5.27	2.64
53	32.78	30.05	27.32	24.59	21.85	19.12	16.39	13.66	10.93	8.20	5.46	2.73
54	34.00	31.17	28.33	25.50	22.67	19.83	17.00	14.17	11.33	8.50	5.67	2.83
55	35.29	32.35	29.41	26.47	23.53	20.59	17.65	14.70	11.76	8.82	5.88	2.94
56	36.67	33.61	30.56	27.50	24.45	21.39	18.34	15.28	12.22	9.17	6.11	3.06
57	38.14	34.96	31.78	28.61	25.43	22.25	19.07	15.89	12.71	9.54	6.36	3.18
58	39.70	36.39	33.08	29.78	26.47	23.16	19.85	16.54	13.23	9.93	6.62	3.31
59	41.37	37.92	34.48	31.03	27.58	24.13	20.69	17.24	13.79	10.34	6.90	3.45
60	43.16	39.56	35.97	32.37	28.77	25.18	21.58	17.98	14.39	10.79	7.19	3.60
61	45.08	41.32	37.57	33.81	30.05	26.30	22.54	18.78	15.03	11.27	7.51	3.76
62	47.12	43.19	39.27	35.34	31.41	27.49	23.56	19.63	15.71	11.78	7.85	3.93
63	49.32	45.21	41.10	36.99	32.88	28.77	24.66	20.55	16.44	12.33	8.22	4.11
64	49.47	45.35	41.23	37.10	32.98	28.86	24.74	20.61	16.49	12.37	8.25	4.12
65	49.55	45.42	41.29	37.16	33.03	28.90	24.78	20.65	16.52	12.39	8.26	4.13
66	49.66	45.52	41.38	37.25	33.11	28.97	24.83	20.69	16.55	12.42	8.28	4.14
67	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
68	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
69	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
70	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
71	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
72	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
73	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
74	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
75	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
76	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
77	49.49	45.37	41.24	37.12	32.99	28.87	24.75	20.62	16.50	12.37	8.25	4.12
78	49.19	45.09	40.99	36.89	32.79	28.69	24.60	20.50	16.40	12.30	8.20	4.10
79	48.89	44.82	40.74	36.67	32.59	28.52	24.45	20.37	16.30	12.22	8.15	4.07
80	48.18	44.17	40.15	36.14	32.12	28.11	24.09	20.08	16.06	12.05	8.03	4.02

APPENDICES	PROSPECTUS	79

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

MALE — STANDARD
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20	10.17	9.32	8.48	7.63	6.78	5.93	5.09	4.24	3.39	2.54	1.70	0.85
21	10.43	9.56	8.69	7.82	6.95	6.08	5.22	4.35	3.48	2.61	1.74	0.87
22	10.69	9.80	8.91	8.02	7.13	6.24	5.35	4.45	3.56	2.67	1.78	0.89
23	10.99	10.07	9.16	8.24	7.33	6.41	5.50	4.58	3.66	2.75	1.83	0.92
24	11.31	10.37	9.43	8.48	7.54	6.60	5.66	4.71	3.77	2.83	1.89	0.94
25	11.64	10.67	9.70	8.73	7.76	6.79	5.82	4.85	3.88	2.91	1.94	0.97
26	12.20	11.18	10.17	9.15	8.13	7.12	6.10	5.08	4.07	3.05	2.03	1.02
27	12.80	11.73	10.67	9.60	8.53	7.47	6.40	5.33	4.27	3.20	2.13	1.07
28	13.48	12.36	11.23	10.11	8.99	7.86	6.74	5.62	4.49	3.37	2.25	1.12
29	14.27	13.08	11.89	10.70	9.51	8.32	7.14	5.95	4.76	3.57	2.38	1.19
30	15.17	13.91	12.64	11.38	10.11	8.85	7.59	6.32	5.06	3.79	2.53	1.26
31	16.09	14.75	13.41	12.07	10.73	9.39	8.05	6.70	5.36	4.02	2.68	1.34
32	17.12	15.69	14.27	12.84	11.41	9.99	8.56	7.13	5.71	4.28	2.85	1.43
33	18.16	16.65	15.13	13.62	12.11	10.59	9.08	7.57	6.05	4.54	3.03	1.51
34	19.29	17.68	16.08	14.47	12.86	11.25	9.65	8.04	6.43	4.82	3.22	1.61
35	20.55	18.84	17.13	15.41	13.70	11.99	10.28	8.56	6.85	5.14	3.43	1.71
36	21.51	19.72	17.93	16.13	14.34	12.55	10.76	8.96	7.17	5.38	3.59	1.79
37	22.56	20.68	18.80	16.92	15.04	13.16	11.28	9.40	7.52	5.64	3.76	1.88
38	23.67	21.70	19.73	17.75	15.78	13.81	11.84	9.86	7.89	5.92	3.95	1.97
39	24.85	22.78	20.71	18.64	16.57	14.50	12.43	10.35	8.28	6.21	4.14	2.07
40	25.95	23.79	21.63	19.46	17.30	15.14	12.98	10.81	8.65	6.49	4.33	2.16

80	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

MALE — STANDARD
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
41	26.71	24.48	22.26	20.03	17.81	15.58	13.36	11.13	8.90	6.68	4.45	2.23
42	27.52	25.23	22.93	20.64	18.35	16.05	13.76	11.47	9.17	6.88	4.59	2.29
43	28.36	26.00	23.63	21.27	18.91	16.54	14.18	11.82	9.45	7.09	4.73	2.36
44	29.25	26.81	24.38	21.94	19.50	17.06	14.63	12.19	9.75	7.31	4.88	2.44
45	30.19	27.67	25.16	22.64	20.13	17.61	15.10	12.58	10.06	7.55	5.03	2.52
46	31.18	28.58	25.98	23.39	20.79	18.19	15.59	12.99	10.39	7.80	5.20	2.60
47	32.23	29.54	26.86	24.17	21.49	18.80	16.12	13.43	10.74	8.06	5.37	2.69
48	33.34	30.56	27.78	25.01	22.23	19.45	16.67	13.89	11.11	8.34	5.56	2.78
49	34.51	31.63	28.76	25.88	23.01	20.13	17.26	14.38	11.50	8.63	5.75	2.88
50	35.75	32.77	29.79	26.81	23.83	20.85	17.88	14.90	11.92	8.94	5.96	2.98
51	37.07	33.98	30.89	27.80	24.71	21.62	18.54	15.45	12.36	9.27	6.18	3.09
52	38.47	35.26	32.06	28.85	25.65	22.44	19.24	16.03	12.82	9.62	6.41	3.21
53	39.94	36.61	33.28	29.96	26.63	23.30	19.97	16.64	13.31	9.99	6.66	3.33
54	41.50	38.04	34.58	31.13	27.67	24.21	20.75	17.29	13.83	10.38	6.92	3.46
55	43.15	39.55	35.96	32.36	28.77	25.17	21.58	17.98	14.38	10.79	7.19	3.60
56	44.90	41.16	37.42	33.68	29.93	26.19	22.45	18.71	14.97	11.23	7.48	3.74
57	46.74	42.85	38.95	35.06	31.16	27.27	23.37	19.48	15.58	11.69	7.79	3.90
58	48.70	44.64	40.58	36.53	32.47	28.41	24.35	20.29	16.23	12.18	8.12	4.06
59	49.28	45.17	41.07	36.96	32.85	28.75	24.64	20.53	16.43	12.32	8.21	4.11
60	49.26	45.16	41.05	36.95	32.84	28.74	24.63	20.53	16.42	12.32	8.21	4.11
61	49.32	45.21	41.10	36.99	32.88	28.77	24.66	20.55	16.44	12.33	8.22	4.11
62	49.40	45.28	41.17	37.05	32.93	28.82	24.70	20.58	16.47	12.35	8.23	4.12
63	49.50	45.38	41.25	37.13	33.00	28.88	24.75	20.63	16.50	12.38	8.25	4.13
64	49.63	45.49	41.36	37.22	33.09	28.95	24.82	20.68	16.54	12.41	8.27	4.14
65	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
66	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
67	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
68	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
69	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
70	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
71	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
72	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
73	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
74	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
75	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
76	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
77	49.44	45.32	41.20	37.08	32.96	28.84	24.72	20.60	16.48	12.36	8.24	4.12
78	49.09	45.00	40.91	36.82	32.73	28.64	24.55	20.45	16.36	12.27	8.18	4.09
79	48.27	44.25	40.23	36.20	32.18	28.16	24.14	20.11	16.09	12.07	8.05	4.02
80	47.78	43.80	39.82	35.84	31.85	27.87	23.89	19.91	15.93	11.95	7.96	3.98

APPENDICES	PROSPECTUS	81

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

UNISEX — PREFERRED PLUS
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20	7.92	7.26	6.60	5.94	5.28	4.62	3.96	3.30	2.64	1.98	1.32	0.66
21	8.07	7.40	6.73	6.05	5.38	4.71	4.04	3.36	2.69	2.02	1.35	0.67
22	8.25	7.56	6.88	6.19	5.50	4.81	4.13	3.44	2.75	2.06	1.38	0.69
23	8.42	7.72	7.02	6.32	5.61	4.91	4.21	3.51	2.81	2.11	1.40	0.70
24	8.62	7.90	7.18	6.47	5.75	5.03	4.31	3.59	2.87	2.16	1.44	0.72
25	8.83	8.09	7.36	6.62	5.89	5.15	4.42	3.68	2.94	2.21	1.47	0.74
26	9.12	8.36	7.60	6.84	6.08	5.32	4.56	3.80	3.04	2.28	1.52	0.76
27	9.44	8.65	7.87	7.08	6.29	5.51	4.72	3.93	3.15	2.36	1.57	0.79
28	9.82	9.00	8.18	7.37	6.55	5.73	4.91	4.09	3.27	2.46	1.64	0.82
29	10.18	9.33	8.48	7.64	6.79	5.94	5.09	4.24	3.39	2.55	1.70	0.85
30	10.62	9.74	8.85	7.97	7.08	6.20	5.31	4.43	3.54	2.66	1.77	0.89
31	11.02	10.10	9.18	8.27	7.35	6.43	5.51	4.59	3.67	2.76	1.84	0.92
32	11.55	10.59	9.63	8.66	7.70	6.74	5.78	4.81	3.85	2.89	1.93	0.96
33	12.14	11.13	10.12	9.11	8.09	7.08	6.07	5.06	4.05	3.04	2.02	1.01
34	12.76	11.70	10.63	9.57	8.51	7.44	6.38	5.32	4.25	3.19	2.13	1.06
35	13.47	12.35	11.23	10.10	8.98	7.86	6.74	5.61	4.49	3.37	2.25	1.12
36	14.07	12.90	11.73	10.55	9.38	8.21	7.04	5.86	4.69	3.52	2.35	1.17
37	14.70	13.48	12.25	11.03	9.80	8.58	7.35	6.13	4.90	3.68	2.45	1.23
38	15.36	14.08	12.80	11.52	10.24	8.96	7.68	6.40	5.12	3.84	2.56	1.28
39	16.06	14.72	13.38	12.05	10.71	9.37	8.03	6.69	5.35	4.02	2.68	1.34
40	16.79	15.39	13.99	12.59	11.19	9.79	8.40	7.00	5.60	4.20	2.80	1.40

82	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

UNISEX — PREFERRED PLUS
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
41	17.57	16.11	14.64	13.18	11.71	10.25	8.79	7.32	5.86	4.39	2.93	1.46
42	18.39	16.86	15.33	13.79	12.26	10.73	9.20	7.66	6.13	4.60	3.07	1.53
43	19.26	17.66	16.05	14.45	12.84	11.24	9.63	8.03	6.42	4.82	3.21	1.61
44	20.17	18.49	16.81	15.13	13.45	11.77	10.09	8.40	6.72	5.04	3.36	1.68
45	21.16	19.40	17.63	15.87	14.11	12.34	10.58	8.82	7.05	5.29	3.53	1.76
46	22.30	20.44	18.58	16.73	14.87	13.01	11.15	9.29	7.43	5.58	3.72	1.86
47	23.37	21.42	19.48	17.53	15.58	13.63	11.69	9.74	7.79	5.84	3.90	1.95
48	24.01	22.01	20.01	18.01	16.01	14.01	12.01	10.00	8.00	6.00	4.00	2.00
49	25.36	23.25	21.13	19.02	16.91	14.79	12.68	10.57	8.45	6.34	4.23	2.11
50	26.12	23.94	21.77	19.59	17.41	15.24	13.06	10.88	8.71	6.53	4.35	2.18
51	26.91	24.67	22.43	20.18	17.94	15.70	13.46	11.21	8.97	6.73	4.49	2.24
52	27.76	25.45	23.13	20.82	18.51	16.19	13.88	11.57	9.25	6.94	4.63	2.31
53	28.65	26.26	23.88	21.49	19.10	16.71	14.33	11.94	9.55	7.16	4.78	2.39
54	29.59	27.12	24.66	22.19	19.73	17.26	14.80	12.33	9.86	7.40	4.93	2.47
55	30.60	28.05	25.50	22.95	20.40	17.85	15.30	12.75	10.20	7.65	5.10	2.55
56	31.69	29.05	26.41	23.77	21.13	18.49	15.85	13.20	10.56	7.92	5.28	2.64
57	32.84	30.10	27.37	24.63	21.89	19.16	16.42	13.68	10.95	8.21	5.47	2.74
58	34.06	31.22	28.38	25.55	22.71	19.87	17.03	14.19	11.35	8.52	5.68	2.84
59	36.51	33.47	30.43	27.38	24.34	21.30	18.26	15.21	12.17	9.13	6.09	3.04
60	37.97	34.81	31.64	28.48	25.31	22.15	18.99	15.82	12.66	9.49	6.33	3.16
61	39.53	36.24	32.94	29.65	26.35	23.06	19.77	16.47	13.18	9.88	6.59	3.29
62	41.20	37.77	34.33	30.90	27.47	24.03	20.60	17.17	13.73	10.30	6.87	3.43
63	42.99	39.41	35.83	32.24	28.66	25.08	21.50	17.91	14.33	10.75	7.17	3.58
64	44.77	40.70	36.63	32.56	28.49	24.42	20.35	16.28	12.21	8.14	4.07	0.00
65	46.65	41.99	37.32	32.66	27.99	23.33	18.66	14.00	9.33	4.67	0.00	0.00
66	49.81	45.42	40.38	35.33	30.28	25.24	20.19	15.14	10.09	5.05	0.00	0.00
67	49.81	45.66	41.51	37.36	32.82	27.35	21.88	16.41	10.94	5.47	0.00	0.00
68	49.81	45.66	41.51	37.36	33.21	29.06	23.73	17.80	11.86	5.93	0.00	0.00
69	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
70	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
71	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
72	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
73	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
74	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
75	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
76	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
77	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
78	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
79	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
80	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15

APPENDICES	PROSPECTUS	83

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

UNISEX — PREFERRED
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
0	6.27	5.75	5.23	4.70	4.18	3.66	3.14	2.61	2.09	1.57	1.05	0.52
1	6.13	5.62	5.11	4.60	4.09	3.58	3.07	2.55	2.04	1.53	1.02	0.51
2	6.20	5.68	5.17	4.65	4.13	3.62	3.10	2.58	2.07	1.55	1.03	0.52
3	6.30	5.78	5.25	4.73	4.20	3.68	3.15	2.63	2.10	1.58	1.05	0.53
4	6.39	5.86	5.33	4.79	4.26	3.73	3.20	2.66	2.13	1.60	1.07	0.53
5	6.49	5.95	5.41	4.87	4.33	3.79	3.25	2.70	2.16	1.62	1.08	0.54
6	6.62	6.07	5.52	4.97	4.41	3.86	3.31	2.76	2.21	1.66	1.10	0.55
7	6.74	6.18	5.62	5.06	4.49	3.93	3.37	2.81	2.25	1.69	1.12	0.56
8	6.88	6.31	5.73	5.16	4.59	4.01	3.44	2.87	2.29	1.72	1.15	0.57
9	7.02	6.44	5.85	5.27	4.68	4.10	3.51	2.93	2.34	1.76	1.17	0.59
10	7.16	6.56	5.97	5.37	4.77	4.18	3.58	2.98	2.39	1.79	1.19	0.60
11	7.33	6.72	6.11	5.50	4.89	4.28	3.67	3.05	2.44	1.83	1.22	0.61
12	7.49	6.87	6.24	5.62	4.99	4.37	3.75	3.12	2.50	1.87	1.25	0.62
13	7.67	7.03	6.39	5.75	5.11	4.47	3.84	3.20	2.56	1.92	1.28	0.64
14	7.82	7.17	6.52	5.87	5.21	4.56	3.91	3.26	2.61	1.96	1.30	0.65
15	8.00	7.33	6.67	6.00	5.33	4.67	4.00	3.33	2.67	2.00	1.33	0.67
16	8.16	7.48	6.80	6.12	5.44	4.76	4.08	3.40	2.72	2.04	1.36	0.68
17	8.31	7.62	6.93	6.23	5.54	4.85	4.16	3.46	2.77	2.08	1.39	0.69
18	8.47	7.76	7.06	6.35	5.65	4.94	4.24	3.53	2.82	2.12	1.41	0.71
19	8.65	7.93	7.21	6.49	5.77	5.05	4.33	3.60	2.88	2.16	1.44	0.72
20	7.77	7.12	6.48	5.83	5.18	4.53	3.89	3.24	2.59	1.94	1.30	0.65
21	7.93	7.27	6.61	5.95	5.29	4.63	3.97	3.30	2.64	1.98	1.32	0.66
22	8.10	7.43	6.75	6.08	5.40	4.73	4.05	3.38	2.70	2.03	1.35	0.68
23	8.38	7.68	6.98	6.29	5.59	4.89	4.19	3.49	2.79	2.10	1.40	0.70
24	8.71	7.98	7.26	6.53	5.81	5.08	4.36	3.63	2.90	2.18	1.45	0.73
25	9.05	8.30	7.54	6.79	6.03	5.28	4.53	3.77	3.02	2.26	1.51	0.75
26	9.51	8.72	7.93	7.13	6.34	5.55	4.76	3.96	3.17	2.38	1.59	0.79
27	10.00	9.17	8.33	7.50	6.67	5.83	5.00	4.17	3.33	2.50	1.67	0.83
28	10.56	9.68	8.80	7.92	7.04	6.16	5.28	4.40	3.52	2.64	1.76	0.88
29	11.11	10.18	9.26	8.33	7.41	6.48	5.56	4.63	3.70	2.78	1.85	0.93
30	11.75	10.77	9.79	8.81	7.83	6.85	5.88	4.90	3.92	2.94	1.96	0.98
31	12.36	11.33	10.30	9.27	8.24	7.21	6.18	5.15	4.12	3.09	2.06	1.03
32	13.07	11.98	10.89	9.80	8.71	7.62	6.54	5.45	4.36	3.27	2.18	1.09
33	13.78	12.63	11.48	10.34	9.19	8.04	6.89	5.74	4.59	3.45	2.30	1.15
34	14.51	13.30	12.09	10.88	9.67	8.46	7.26	6.05	4.84	3.63	2.42	1.21
35	15.37	14.09	12.81	11.53	10.25	8.97	7.69	6.40	5.12	3.84	2.56	1.28
36	16.09	14.75	13.41	12.07	10.73	9.39	8.05	6.70	5.36	4.02	2.68	1.34
37	16.82	15.42	14.02	12.62	11.21	9.81	8.41	7.01	5.61	4.21	2.80	1.40
38	17.60	16.13	14.67	13.20	11.73	10.27	8.80	7.33	5.87	4.40	2.93	1.47
39	18.44	16.90	15.37	13.83	12.29	10.76	9.22	7.68	6.15	4.61	3.07	1.54
40	19.30	17.69	16.08	14.48	12.87	11.26	9.65	8.04	6.43	4.83	3.22	1.61

84	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

UNISEX — PREFERRED
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
41	20.23	18.54	16.86	15.17	13.49	11.80	10.12	8.43	6.74	5.06	3.37	1.69
42	21.21	19.44	17.68	15.91	14.14	12.37	10.61	8.84	7.07	5.30	3.54	1.77
43	22.24	20.39	18.53	16.68	14.83	12.97	11.12	9.27	7.41	5.56	3.71	1.85
44	23.34	21.40	19.45	17.51	15.56	13.62	11.67	9.73	7.78	5.84	3.89	1.95
45	24.46	22.42	20.38	18.35	16.31	14.27	12.23	10.19	8.15	6.12	4.08	2.04
46	25.56	23.43	21.30	19.17	17.04	14.91	12.78	10.65	8.52	6.39	4.26	2.13
47	26.32	24.13	21.93	19.74	17.55	15.35	13.16	10.97	8.77	6.58	4.39	2.19
48	27.12	24.86	22.60	20.34	18.08	15.82	13.56	11.30	9.04	6.78	4.52	2.26
49	27.97	25.64	23.31	20.98	18.65	16.32	13.99	11.65	9.32	6.99	4.66	2.33
50	28.86	26.46	24.05	21.65	19.24	16.84	14.43	12.03	9.62	7.22	4.81	2.41
51	29.83	27.34	24.86	22.37	19.89	17.40	14.92	12.43	9.94	7.46	4.97	2.49
52	30.84	28.27	25.70	23.13	20.56	17.99	15.42	12.85	10.28	7.71	5.14	2.57
53	31.93	29.27	26.61	23.95	21.29	18.63	15.97	13.30	10.64	7.98	5.32	2.66
54	33.07	30.31	27.56	24.80	22.05	19.29	16.54	13.78	11.02	8.27	5.51	2.76
55	34.29	31.43	28.58	25.72	22.86	20.00	17.15	14.29	11.43	8.57	5.72	2.86
56	35.59	32.62	29.66	26.69	23.73	20.76	17.80	14.83	11.86	8.90	5.93	2.97
57	36.97	33.89	30.81	27.73	24.65	21.57	18.49	15.40	12.32	9.24	6.16	3.08
58	38.45	35.25	32.04	28.84	25.63	22.43	19.23	16.02	12.82	9.61	6.41	3.20
59	40.02	36.69	33.35	30.02	26.68	23.35	20.01	16.68	13.34	10.01	6.67	3.34
60	41.71	38.23	34.76	31.28	27.81	24.33	20.86	17.38	13.90	10.43	6.95	3.48
61	43.52	39.89	36.27	32.64	29.01	25.39	21.76	18.13	14.51	10.88	7.25	3.63
62	45.45	41.66	37.88	34.09	30.30	26.51	22.73	18.94	15.15	11.36	7.58	3.79
63	47.52	43.56	39.60	35.64	31.68	27.72	23.76	19.80	15.84	11.88	7.92	3.96
64	49.40	45.28	41.17	37.05	32.93	28.82	24.70	20.58	16.47	12.35	8.23	4.12
65	49.46	45.34	41.22	37.10	32.97	28.85	24.73	20.61	16.49	12.37	8.24	4.12
66	49.55	45.42	41.29	37.16	33.03	28.90	24.78	20.65	16.52	12.39	8.26	4.13
67	49.66	45.52	41.38	37.25	33.11	28.97	24.83	20.69	16.55	12.42	8.28	4.14
68	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
69	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
70	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
71	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
72	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
73	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
74	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
75	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
76	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
77	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
78	49.49	45.37	41.24	37.12	32.99	28.87	24.75	20.62	16.50	12.37	8.25	4.12
79	49.18	45.08	40.98	36.89	32.79	28.69	24.59	20.49	16.39	12.30	8.20	4.10
80	48.87	44.80	40.73	36.65	32.58	28.51	24.44	20.36	16.29	12.22	8.15	4.07

APPENDICES	PROSPECTUS	85

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

UNISEX — STANDARD
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20	9.71	8.90	8.09	7.28	6.47	5.66	4.86	4.05	3.24	2.43	1.62	0.81
21	9.95	9.12	8.29	7.46	6.63	5.80	4.98	4.15	3.32	2.49	1.66	0.83
22	10.21	9.36	8.51	7.66	6.81	5.96	5.11	4.25	3.40	2.55	1.70	0.85
23	10.50	9.63	8.75	7.88	7.00	6.13	5.25	4.38	3.50	2.63	1.75	0.88
24	10.80	9.90	9.00	8.10	7.20	6.30	5.40	4.50	3.60	2.70	1.80	0.90
25	11.12	10.19	9.27	8.34	7.41	6.49	5.56	4.63	3.71	2.78	1.85	0.93
26	11.77	10.79	9.81	8.83	7.85	6.87	5.89	4.90	3.92	2.94	1.96	0.98
27	12.46	11.42	10.38	9.35	8.31	7.27	6.23	5.19	4.15	3.12	2.08	1.04
28	13.24	12.14	11.03	9.93	8.83	7.72	6.62	5.52	4.41	3.31	2.21	1.10
29	14.02	12.85	11.68	10.52	9.35	8.18	7.01	5.84	4.67	3.51	2.34	1.17
30	14.92	13.68	12.43	11.19	9.95	8.70	7.46	6.22	4.97	3.73	2.49	1.24
31	15.83	14.51	13.19	11.87	10.55	9.23	7.92	6.60	5.28	3.96	2.64	1.32
32	16.84	15.44	14.03	12.63	11.23	9.82	8.42	7.02	5.61	4.21	2.81	1.40
33	17.86	16.37	14.88	13.40	11.91	10.42	8.93	7.44	5.95	4.47	2.98	1.49
34	18.97	17.39	15.81	14.23	12.65	11.07	9.49	7.90	6.32	4.74	3.16	1.58
35	20.21	18.53	16.84	15.16	13.47	11.79	10.11	8.42	6.74	5.05	3.37	1.68
36	21.15	19.39	17.63	15.86	14.10	12.34	10.58	8.81	7.05	5.29	3.53	1.76
37	22.18	20.33	18.48	16.64	14.79	12.94	11.09	9.24	7.39	5.55	3.70	1.85
38	23.26	21.32	19.38	17.45	15.51	13.57	11.63	9.69	7.75	5.82	3.88	1.94
39	24.41	22.38	20.34	18.31	16.27	14.24	12.21	10.17	8.14	6.10	4.07	2.03
40	25.17	23.07	20.98	18.88	16.78	14.68	12.59	10.49	8.39	6.29	4.20	2.10

86	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

UNISEX — STANDARD
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
41	25.88	23.72	21.57	19.41	17.25	15.10	12.94	10.78	8.63	6.47	4.31	2.16
42	26.63	24.41	22.19	19.97	17.75	15.53	13.32	11.10	8.88	6.66	4.44	2.22
43	27.41	25.13	22.84	20.56	18.27	15.99	13.71	11.42	9.14	6.85	4.57	2.28
44	28.24	25.89	23.53	21.18	18.83	16.47	14.12	11.77	9.41	7.06	4.71	2.35
45	29.11	26.68	24.26	21.83	19.41	16.98	14.56	12.13	9.70	7.28	4.85	2.43
46	30.03	27.53	25.03	22.52	20.02	17.52	15.02	12.51	10.01	7.51	5.01	2.50
47	30.99	28.41	25.83	23.24	20.66	18.08	15.50	12.91	10.33	7.75	5.17	2.58
48	32.02	29.35	26.68	24.02	21.35	18.68	16.01	13.34	10.67	8.01	5.34	2.67
49	33.09	30.33	27.58	24.82	22.06	19.30	16.55	13.79	11.03	8.27	5.52	2.76
50	34.24	31.39	28.53	25.68	22.83	19.97	17.12	14.27	11.41	8.56	5.71	2.85
51	35.44	32.49	29.53	26.58	23.63	20.67	17.72	14.77	11.81	8.86	5.91	2.95
52	36.71	33.65	30.59	27.53	24.47	21.41	18.36	15.30	12.24	9.18	6.12	3.06
53	38.06	34.89	31.72	28.55	25.37	22.20	19.03	15.86	12.69	9.52	6.34	3.17
54	39.48	36.19	32.90	29.61	26.32	23.03	19.74	16.45	13.16	9.87	6.58	3.29
55	40.98	37.57	34.15	30.74	27.32	23.91	20.49	17.08	13.66	10.25	6.83	3.42
56	42.57	39.02	35.48	31.93	28.38	24.83	21.29	17.74	14.19	10.64	7.10	3.55
57	44.23	40.54	36.86	33.17	29.49	25.80	22.12	18.43	14.74	11.06	7.37	3.69
58	46.01	42.18	38.34	34.51	30.67	26.84	23.01	19.17	15.34	11.50	7.67	3.83
59	47.88	43.89	39.90	35.91	31.92	27.93	23.94	19.95	15.96	11.97	7.98	3.99
60	49.16	45.06	40.97	36.87	32.77	28.68	24.58	20.48	16.39	12.29	8.19	4.10
61	49.19	45.09	40.99	36.89	32.79	28.69	24.60	20.50	16.40	12.30	8.20	4.10
62	49.24	45.14	41.03	36.93	32.83	28.72	24.62	20.52	16.41	12.31	8.21	4.10
63	49.30	45.19	41.08	36.98	32.87	28.76	24.65	20.54	16.43	12.33	8.22	4.11
64	49.28	45.17	41.07	36.96	32.85	28.75	24.64	20.53	16.43	12.32	8.21	4.11
65	49.36	45.25	41.13	37.02	32.91	28.79	24.68	20.57	16.45	12.34	8.23	4.11
66	49.47	45.35	41.23	37.10	32.98	28.86	24.74	20.61	16.49	12.37	8.25	4.12
67	49.61	45.48	41.34	37.21	33.07	28.94	24.81	20.67	16.54	12.40	8.27	4.13
68	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
69	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
70	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
71	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
72	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
73	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
74	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
75	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
76	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
77	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
78	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
79	49.43	45.31	41.19	37.07	32.95	28.83	24.72	20.60	16.48	12.36	8.24	4.12
80	49.07	44.98	40.89	36.80	32.71	28.62	24.54	20.45	16.36	12.27	8.18	4.09

APPENDICES	PROSPECTUS	87

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

FEMALE — PREFERRED PLUS
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20	7.25	6.65	6.04	5.44	4.83	4.23	3.63	3.02	2.42	1.81	1.21	0.60
21	7.40	6.78	6.17	5.55	4.93	4.32	3.70	3.08	2.47	1.85	1.23	0.62
22	7.57	6.94	6.31	5.68	5.05	4.42	3.79	3.15	2.52	1.89	1.26	0.63
23	7.74	7.10	6.45	5.81	5.16	4.52	3.87	3.23	2.58	1.94	1.29	0.65
24	7.91	7.25	6.59	5.93	5.27	4.61	3.96	3.30	2.64	1.98	1.32	0.66
25	8.10	7.43	6.75	6.08	5.40	4.73	4.05	3.38	2.70	2.03	1.35	0.68
26	8.38	7.68	6.98	6.29	5.59	4.89	4.19	3.49	2.79	2.10	1.40	0.70
27	8.67	7.95	7.23	6.50	5.78	5.06	4.34	3.61	2.89	2.17	1.45	0.72
28	9.03	8.28	7.53	6.77	6.02	5.27	4.52	3.76	3.01	2.26	1.51	0.75
29	9.36	8.58	7.80	7.02	6.24	5.46	4.68	3.90	3.12	2.34	1.56	0.78
30	9.75	8.94	8.13	7.31	6.50	5.69	4.88	4.06	3.25	2.44	1.63	0.81
31	10.11	9.27	8.43	7.58	6.74	5.90	5.06	4.21	3.37	2.53	1.69	0.84
32	10.62	9.74	8.85	7.97	7.08	6.20	5.31	4.43	3.54	2.66	1.77	0.89
33	11.17	10.24	9.31	8.38	7.45	6.52	5.59	4.65	3.72	2.79	1.86	0.93
34	11.73	10.75	9.78	8.80	7.82	6.84	5.87	4.89	3.91	2.93	1.96	0.98
35	12.40	11.37	10.33	9.30	8.27	7.23	6.20	5.17	4.13	3.10	2.07	1.03
36	12.94	11.86	10.78	9.71	8.63	7.55	6.47	5.39	4.31	3.24	2.16	1.08
37	13.49	12.37	11.24	10.12	8.99	7.87	6.75	5.62	4.50	3.37	2.25	1.12
38	14.09	12.92	11.74	10.57	9.39	8.22	7.05	5.87	4.70	3.52	2.35	1.17
39	14.70	13.48	12.25	11.03	9.80	8.58	7.35	6.13	4.90	3.68	2.45	1.23
40	15.37	14.09	12.81	11.53	10.25	8.97	7.69	6.40	5.12	3.84	2.56	1.28

88	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

FEMALE — PREFERRED PLUS
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
41	16.05	14.71	13.38	12.04	10.70	9.36	8.03	6.69	5.35	4.01	2.68	1.34
42	16.78	15.38	13.98	12.59	11.19	9.79	8.39	6.99	5.59	4.20	2.80	1.40
43	17.54	16.08	14.62	13.16	11.69	10.23	8.77	7.31	5.85	4.39	2.92	1.46
44	18.34	16.81	15.28	13.76	12.23	10.70	9.17	7.64	6.11	4.59	3.06	1.53
45	19.19	17.59	15.99	14.39	12.79	11.19	9.60	8.00	6.40	4.80	3.20	1.60
46	20.07	18.40	16.73	15.05	13.38	11.71	10.04	8.36	6.69	5.02	3.35	1.67
47	20.82	19.09	17.35	15.62	13.88	12.15	10.41	8.68	6.94	5.21	3.47	1.74
48	21.29	19.52	17.74	15.97	14.19	12.42	10.65	8.87	7.10	5.32	3.55	1.77
49	21.77	19.96	18.14	16.33	14.51	12.70	10.89	9.07	7.26	5.44	3.63	1.81
50	22.86	20.96	19.05	17.15	15.24	13.34	11.43	9.53	7.62	5.72	3.81	1.91
51	23.43	21.48	19.53	17.57	15.62	13.67	11.72	9.76	7.81	5.86	3.91	1.95
52	24.04	22.04	20.03	18.03	16.03	14.02	12.02	10.02	8.01	6.01	4.01	2.00
53	24.66	22.61	20.55	18.50	16.44	14.39	12.33	10.28	8.22	6.17	4.11	2.06
54	26.07	23.90	21.73	19.55	17.38	15.21	13.04	10.86	8.69	6.52	4.35	2.17
55	26.80	24.57	22.33	20.10	17.87	15.63	13.40	11.17	8.93	6.70	4.47	2.23
56	27.56	25.26	22.97	20.67	18.37	16.08	13.78	11.48	9.19	6.89	4.59	2.30
57	28.36	26.00	23.63	21.27	18.91	16.54	14.18	11.82	9.45	7.09	4.73	2.36
58	29.25	26.81	24.38	21.94	19.50	17.06	14.63	12.19	9.75	7.31	4.88	2.44
59	30.20	27.68	25.17	22.65	20.13	17.62	15.10	12.58	10.07	7.55	5.03	2.52
60	32.29	29.60	26.91	24.22	21.53	18.84	16.15	13.45	10.76	8.07	5.38	2.69
61	33.47	30.68	27.89	25.10	22.31	19.52	16.74	13.95	11.16	8.37	5.58	2.79
62	34.73	31.84	28.94	26.05	23.15	20.26	17.37	14.47	11.58	8.68	5.79	2.89
63	36.09	33.08	30.08	27.07	24.06	21.05	18.05	15.04	12.03	9.02	6.02	3.01
64	37.54	34.41	31.28	28.16	25.03	21.90	18.77	15.64	12.51	9.39	6.26	3.13
65	39.06	35.81	32.55	29.30	26.04	22.79	19.53	16.28	13.02	9.77	6.51	3.26
66	40.69	37.30	33.91	30.52	27.13	23.74	20.35	16.95	13.56	10.17	6.78	3.39
67	42.30	38.45	34.61	30.76	26.92	23.07	19.23	15.38	11.54	7.69	3.85	0.00
68	44.01	39.61	35.21	30.81	26.41	22.01	17.60	13.20	8.80	4.40	0.00	0.00
69	47.83	43.05	38.26	33.48	28.70	23.92	19.13	14.35	9.57	4.78	0.00	0.00
70	49.81	45.66	41.51	36.51	31.29	26.08	20.86	15.65	10.43	5.22	0.00	0.00
71	49.81	45.66	41.51	37.36	33.21	28.50	22.80	17.10	11.40	5.70	0.00	0.00
72	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
73	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
74	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
75	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
76	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
77	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
78	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
79	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
80	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00

APPENDICES	PROSPECTUS	89

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

FEMALE — PREFERRED PLUS
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
0	5.48	5.02	4.57	4.11	3.65	3.20	2.74	2.28	1.83	1.37	0.91	0.46
1	5.37	4.92	4.48	4.03	3.58	3.13	2.69	2.24	1.79	1.34	0.90	0.45
2	5.44	4.99	4.53	4.08	3.63	3.17	2.72	2.27	1.81	1.36	0.91	0.45
3	5.51	5.05	4.59	4.13	3.67	3.21	2.76	2.30	1.84	1.38	0.92	0.46
4	5.58	5.12	4.65	4.19	3.72	3.26	2.79	2.33	1.86	1.40	0.93	0.47
5	5.67	5.20	4.73	4.25	3.78	3.31	2.84	2.36	1.89	1.42	0.95	0.47
6	5.76	5.28	4.80	4.32	3.84	3.36	2.88	2.40	1.92	1.44	0.96	0.48
7	5.85	5.36	4.88	4.39	3.90	3.41	2.93	2.44	1.95	1.46	0.98	0.49
8	5.95	5.45	4.96	4.46	3.97	3.47	2.98	2.48	1.98	1.49	0.99	0.50
9	6.06	5.56	5.05	4.55	4.04	3.54	3.03	2.53	2.02	1.52	1.01	0.51
10	6.16	5.65	5.13	4.62	4.11	3.59	3.08	2.57	2.05	1.54	1.03	0.51
11	6.28	5.76	5.23	4.71	4.19	3.66	3.14	2.62	2.09	1.57	1.05	0.52
12	6.39	5.86	5.33	4.79	4.26	3.73	3.20	2.66	2.13	1.60	1.07	0.53
13	6.53	5.99	5.44	4.90	4.35	3.81	3.27	2.72	2.18	1.63	1.09	0.54
14	6.65	6.10	5.54	4.99	4.43	3.88	3.33	2.77	2.22	1.66	1.11	0.55
15	6.77	6.21	5.64	5.08	4.51	3.95	3.39	2.82	2.26	1.69	1.13	0.56
16	6.91	6.33	5.76	5.18	4.61	4.03	3.46	2.88	2.30	1.73	1.15	0.58
17	7.05	6.46	5.88	5.29	4.70	4.11	3.53	2.94	2.35	1.76	1.18	0.59
18	7.19	6.59	5.99	5.39	4.79	4.19	3.60	3.00	2.40	1.80	1.20	0.60
19	7.35	6.74	6.13	5.51	4.90	4.29	3.68	3.06	2.45	1.84	1.23	0.61
20	7.15	6.55	5.96	5.36	4.77	4.17	3.58	2.98	2.38	1.79	1.19	0.60
21	7.29	6.68	6.08	5.47	4.86	4.25	3.65	3.04	2.43	1.82	1.22	0.61
22	7.45	6.83	6.21	5.59	4.97	4.35	3.73	3.10	2.48	1.86	1.24	0.62
23	7.63	6.99	6.36	5.72	5.09	4.45	3.82	3.18	2.54	1.91	1.27	0.64
24	7.81	7.16	6.51	5.86	5.21	4.56	3.91	3.25	2.60	1.95	1.30	0.65
25	8.11	7.43	6.76	6.08	5.41	4.73	4.06	3.38	2.70	2.03	1.35	0.68
26	8.52	7.81	7.10	6.39	5.68	4.97	4.26	3.55	2.84	2.13	1.42	0.71
27	8.94	8.20	7.45	6.71	5.96	5.22	4.47	3.73	2.98	2.24	1.49	0.75
28	9.43	8.64	7.86	7.07	6.29	5.50	4.72	3.93	3.14	2.36	1.57	0.79
29	9.92	9.09	8.27	7.44	6.61	5.79	4.96	4.13	3.31	2.48	1.65	0.83
30	10.48	9.61	8.73	7.86	6.99	6.11	5.24	4.37	3.49	2.62	1.75	0.87
31	11.02	10.10	9.18	8.27	7.35	6.43	5.51	4.59	3.67	2.76	1.84	0.92
32	11.64	10.67	9.70	8.73	7.76	6.79	5.82	4.85	3.88	2.91	1.94	0.97
33	12.25	11.23	10.21	9.19	8.17	7.15	6.13	5.10	4.08	3.06	2.04	1.02
34	12.90	11.83	10.75	9.68	8.60	7.53	6.45	5.38	4.30	3.23	2.15	1.08
35	13.62	12.49	11.35	10.22	9.08	7.95	6.81	5.68	4.54	3.41	2.27	1.14
36	14.22	13.04	11.85	10.67	9.48	8.30	7.11	5.93	4.74	3.56	2.37	1.19
37	14.84	13.60	12.37	11.13	9.89	8.66	7.42	6.18	4.95	3.71	2.47	1.24
38	15.51	14.22	12.93	11.63	10.34	9.05	7.76	6.46	5.17	3.88	2.59	1.29
39	16.19	14.84	13.49	12.14	10.79	9.44	8.10	6.75	5.40	4.05	2.70	1.35
40	16.93	15.52	14.11	12.70	11.29	9.88	8.47	7.05	5.64	4.23	2.82	1.41

90	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

FEMALE — PREFERRED PLUS
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
41	17.71	16.23	14.76	13.28	11.81	10.33	8.86	7.38	5.90	4.43	2.95	1.48
42	18.52	16.98	15.43	13.89	12.35	10.80	9.26	7.72	6.17	4.63	3.09	1.54
43	19.38	17.77	16.15	14.54	12.92	11.31	9.69	8.08	6.46	4.85	3.23	1.62
44	20.28	18.59	16.90	15.21	13.52	11.83	10.14	8.45	6.76	5.07	3.38	1.69
45	21.19	19.42	17.66	15.89	14.13	12.36	10.60	8.83	7.06	5.30	3.53	1.77
46	22.25	20.40	18.54	16.69	14.83	12.98	11.13	9.27	7.42	5.56	3.71	1.85
47	22.94	21.03	19.12	17.21	15.29	13.38	11.47	9.56	7.65	5.74	3.82	1.91
48	23.52	21.56	19.60	17.64	15.68	13.72	11.76	9.80	7.84	5.88	3.92	1.96
49	24.11	22.10	20.09	18.08	16.07	14.06	12.06	10.05	8.04	6.03	4.02	2.01
50	25.41	23.29	21.18	19.06	16.94	14.82	12.71	10.59	8.47	6.35	4.24	2.12
51	26.12	23.94	21.77	19.59	17.41	15.24	13.06	10.88	8.71	6.53	4.35	2.18
52	26.86	24.62	22.38	20.15	17.91	15.67	13.43	11.19	8.95	6.72	4.48	2.24
53	27.63	25.33	23.03	20.72	18.42	16.12	13.82	11.51	9.21	6.91	4.61	2.30
54	28.45	26.08	23.71	21.34	18.97	16.60	14.23	11.85	9.48	7.11	4.74	2.37
55	29.31	26.87	24.43	21.98	19.54	17.10	14.66	12.21	9.77	7.33	4.89	2.44
56	31.16	28.56	25.97	23.37	20.77	18.18	15.58	12.98	10.39	7.79	5.19	2.60
57	32.18	29.50	26.82	24.14	21.45	18.77	16.09	13.41	10.73	8.05	5.36	2.68
58	33.25	30.48	27.71	24.94	22.17	19.40	16.63	13.85	11.08	8.31	5.54	2.77
59	34.40	31.53	28.67	25.80	22.93	20.07	17.20	14.33	11.47	8.60	5.73	2.87
60	35.65	32.68	29.71	26.74	23.77	20.80	17.83	14.85	11.88	8.91	5.94	2.97
61	36.98	33.90	30.82	27.74	24.65	21.57	18.49	15.41	12.33	9.25	6.16	3.08
62	38.45	35.25	32.04	28.84	25.63	22.43	19.23	16.02	12.82	9.61	6.41	3.20
63	40.02	36.69	33.35	30.02	26.68	23.35	20.01	16.68	13.34	10.01	6.67	3.34
64	41.70	38.23	34.75	31.28	27.80	24.33	20.85	17.38	13.90	10.43	6.95	3.48
65	43.47	39.85	36.23	32.60	28.98	25.36	21.74	18.11	14.49	10.87	7.25	3.62
66	45.35	41.57	37.79	34.01	30.23	26.45	22.68	18.90	15.12	11.34	7.56	3.78
67	47.36	43.41	39.47	35.52	31.57	27.63	23.68	19.73	15.79	11.84	7.89	3.95
68	49.53	45.40	41.28	37.15	33.02	28.89	24.77	20.64	16.51	12.38	8.26	4.13
69	49.67	45.53	41.39	37.25	33.11	28.97	24.84	20.70	16.56	12.42	8.28	4.14
70	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
71	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.19	10.79	5.40	0.00
72	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
73	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
74	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
75	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
76	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
77	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
78	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
79	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
80	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15

APPENDICES	PROSPECTUS	91

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

FEMALE — STANDARD
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20	8.12	7.44	6.77	6.09	5.41	4.74	4.06	3.38	2.71	2.03	1.35	0.68
21	8.42	7.72	7.02	6.32	5.61	4.91	4.21	3.51	2.81	2.11	1.40	0.70
22	8.73	8.00	7.28	6.55	5.82	5.09	4.37	3.64	2.91	2.18	1.46	0.73
23	9.05	8.30	7.54	6.79	6.03	5.28	4.53	3.77	3.02	2.26	1.51	0.75
24	9.40	8.62	7.83	7.05	6.27	5.48	4.70	3.92	3.13	2.35	1.57	0.78
25	9.77	8.96	8.14	7.33	6.51	5.70	4.89	4.07	3.26	2.44	1.63	0.81
26	10.33	9.47	8.61	7.75	6.89	6.03	5.17	4.30	3.44	2.58	1.72	0.86
27	10.93	10.02	9.11	8.20	7.29	6.38	5.47	4.55	3.64	2.73	1.82	0.91
28	11.61	10.64	9.68	8.71	7.74	6.77	5.81	4.84	3.87	2.90	1.94	0.97
29	12.29	11.27	10.24	9.22	8.19	7.17	6.15	5.12	4.10	3.07	2.05	1.02
30	13.08	11.99	10.90	9.81	8.72	7.63	6.54	5.45	4.36	3.27	2.18	1.09
31	13.86	12.71	11.55	10.40	9.24	8.09	6.93	5.78	4.62	3.47	2.31	1.16
32	14.75	13.52	12.29	11.06	9.83	8.60	7.38	6.15	4.92	3.69	2.46	1.23
33	15.64	14.34	13.03	11.73	10.43	9.12	7.82	6.52	5.21	3.91	2.61	1.30
34	16.59	15.21	13.83	12.44	11.06	9.68	8.30	6.91	5.53	4.15	2.77	1.38
35	17.66	16.19	14.72	13.25	11.77	10.30	8.83	7.36	5.89	4.42	2.94	1.47
36	18.48	16.94	15.40	13.86	12.32	10.78	9.24	7.70	6.16	4.62	3.08	1.54
37	19.33	17.72	16.11	14.50	12.89	11.28	9.67	8.05	6.44	4.83	3.22	1.61
38	20.23	18.54	16.86	15.17	13.49	11.80	10.12	8.43	6.74	5.06	3.37	1.69
39	21.18	19.42	17.65	15.89	14.12	12.36	10.59	8.83	7.06	5.30	3.53	1.77
40	22.17	20.32	18.48	16.63	14.78	12.93	11.09	9.24	7.39	5.54	3.70	1.85

92	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

FEMALE — STANDARD
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
41	22.80	20.90	19.00	17.10	15.20	13.30	11.40	9.50	7.60	5.70	3.80	1.90
42	23.36	21.41	19.47	17.52	15.57	13.63	11.68	9.73	7.79	5.84	3.89	1.95
43	23.95	21.95	19.96	17.96	15.97	13.97	11.98	9.98	7.98	5.99	3.99	2.00
44	24.56	22.51	20.47	18.42	16.37	14.33	12.28	10.23	8.19	6.14	4.09	2.05
45	25.19	23.09	20.99	18.89	16.79	14.69	12.60	10.50	8.40	6.30	4.20	2.10
46	25.87	23.71	21.56	19.40	17.25	15.09	12.94	10.78	8.62	6.47	4.31	2.16
47	26.58	24.37	22.15	19.94	17.72	15.51	13.29	11.08	8.86	6.65	4.43	2.22
48	27.32	25.04	22.77	20.49	18.21	15.94	13.66	11.38	9.11	6.83	4.55	2.28
49	28.11	25.77	23.43	21.08	18.74	16.40	14.06	11.71	9.37	7.03	4.69	2.34
50	28.93	26.52	24.11	21.70	19.29	16.88	14.47	12.05	9.64	7.23	4.82	2.41
51	29.80	27.32	24.83	22.35	19.87	17.38	14.90	12.42	9.93	7.45	4.97	2.48
52	30.71	28.15	25.59	23.03	20.47	17.91	15.36	12.80	10.24	7.68	5.12	2.56
53	31.68	29.04	26.40	23.76	21.12	18.48	15.84	13.20	10.56	7.92	5.28	2.64
54	32.70	29.98	27.25	24.53	21.80	19.08	16.35	13.63	10.90	8.18	5.45	2.73
55	33.77	30.96	28.14	25.33	22.51	19.70	16.89	14.07	11.26	8.44	5.63	2.81
56	34.91	32.00	29.09	26.18	23.27	20.36	17.46	14.55	11.64	8.73	5.82	2.91
57	36.12	33.11	30.10	27.09	24.08	21.07	18.06	15.05	12.04	9.03	6.02	3.01
58	37.41	34.29	31.18	28.06	24.94	21.82	18.71	15.59	12.47	9.35	6.24	3.12
59	38.79	35.56	32.33	29.09	25.86	22.63	19.40	16.16	12.93	9.70	6.47	3.23
60	40.27	36.91	33.56	30.20	26.85	23.49	20.14	16.78	13.42	10.07	6.71	3.36
61	41.87	38.38	34.89	31.40	27.91	24.42	20.94	17.45	13.96	10.47	6.98	3.49
62	43.59	39.96	36.33	32.69	29.06	25.43	21.80	18.16	14.53	10.90	7.27	3.63
63	45.44	41.65	37.87	34.08	30.29	26.51	22.72	18.93	15.15	11.36	7.57	3.79
64	47.40	43.45	39.50	35.55	31.60	27.65	23.70	19.75	15.80	11.85	7.90	3.95
65	49.17	45.07	40.98	36.88	32.78	28.68	24.59	20.49	16.39	12.29	8.20	4.10
66	49.21	45.11	41.01	36.91	32.81	28.71	24.61	20.50	16.40	12.30	8.20	4.10
67	49.25	45.15	41.04	36.94	32.83	28.73	24.63	20.52	16.42	12.31	8.21	4.10
68	49.31	45.20	41.09	36.98	32.87	28.76	24.66	20.55	16.44	12.33	8.22	4.11
69	49.39	45.27	41.16	37.04	32.93	28.81	24.70	20.58	16.46	12.35	8.23	4.12
70	49.49	45.37	41.24	37.12	32.99	28.87	24.75	20.62	16.50	12.37	8.25	4.12
71	49.63	45.49	41.36	37.22	33.09	28.95	24.82	20.68	16.54	12.41	8.27	4.14
72	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
73	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
74	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
75	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
76	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
77	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
78	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
79	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
80	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00

APPENDICES	PROSPECTUS	93

TABLE OF CONTENTS FOR

STATEMENT OF ADDITIONAL INFORMATION

ABOUT GIAC

ADDITIONAL INFORMATION ABOUT THE POLICY

ADDITIONAL INFORMATION ABOUT CHARGES

ADDITIONAL INFORMATION

FINANCIAL STATEMENTS OF THE GUARDIAN SEPARATE ACCOUNT K

CONSOLIDATED FINANCIAL STATEMENTS OF THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

94	PROSPECTUS	SAI–CONTENTS

BACK COVER PAGE

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the policy described in this prospectus and is incorporated into this prospectus by reference. If you would like a free copy, please call us toll-free at 1-800-441-6455, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service office

Box 26125

Lehigh Valley, Pennsylvania 18002-6125

Information about us (including the SAI), is also available on the SEC’s Internet site at www.sec.gov, or can be reviewed and copies made at or ordered from (for a fee) the SEC’s Public Reference Room, 100 “F” Street, NE, Washington, D.C. 20549. (Direct questions to the SEC at 202-551-5850).

HOW TO COMMUNICATE WITH US

We cannot act on any request (except for proper telephone transfer requests) unless it is received in writing at our customer service office, in a form acceptable to us. Your request must include:

•	your policy number

•	the full name of all policyowners

•	the full name of the insured, and

•	your current address.

Our address for regular mail is:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 26125

Lehigh Valley, PA 18002-6125

Our address for registered, certified or express mail is:

The Guardian Insurance & Annuity Company, Inc.

3900 Burgess Place

Bethlehem, PA 18017

If you need information on your policy, or a personalized illustration available free of charge, of death benefits, cash surrender values, and cash values under your policy, please contact your registered representative, or call us at 1-800-441-6455 between 8 a.m. and 6 p.m. Eastern time or write us at the above address. Current policyowners should contact their registered representative for current personalized illustrations.

Investment Company Act File No. 811-08736

BACK COVER PAGE	PROSPECTUS	95

PARK AVENUE LIFE

Issued Through The Guardian Separate Account K of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated April 30, 2012

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account K (marketed under the name “Park Avenue Life”) dated April 30, 2012.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26125

Lehigh Valley, Pennsylvania 18002

1-800-441-6455

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

Pub.3763    (5/11)

B-1

ABOUT GIAC

Your Park Avenue Life policy is issued, through its Separate Account K (Separate Account or Separate Account K), by The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance and annuities in all 50 states of the United States of America and the District of Columbia. As of December 31, 2011, our total admitted assets (Statutory basis) exceeded $10.1 billion.

We are wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2011, Guardian Life had total admitted assets (Statutory basis) in excess of $35.1 billion. The offices of both Guardian Life and GIAC are located at 7 Hanover Square, New York, New York 10004.

Both Guardian Life and GIAC have consistently received exemplary ratings from Moody’s Investors Service, Inc., Standard & Poor’s Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC’s ability to meet its insurance-related obligations and the guaranteed return on the fixed-rate option. These ratings do not apply to the variable investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Park Avenue Life policies, and does not guarantee the benefits provided by the policy.

The Guardian Separate Account K was established by GIAC’s Board of Directors on November 18, 1993 under the insurance laws of the State of Delaware. It is registered with the SEC as a unit investment trust.

ADDITIONAL INFORMATION ABOUT THE POLICY

Changing Your Death Benefit Option

If you are changing your death benefit from Option 1 to Option 2, the insured will have to meet our insurance requirements for issuing a policy at the time of the change. This is because the change will increase your death benefit by any positive amount by which the policy account value exceeds your policy’s benchmark value on the date the change takes effect. Your death benefit will decrease by this amount if you change from Option 2 to Option 1.

Net Investment Factor

We calculate the unit value of each variable investment option by multiplying the option’s immediately preceding unit value by the net investment factor for that day. We calculate the net investment factor as follows on each business day:

•	the net asset value of one share of the mutual fund corresponding to the variable investment option at the close of the current business day, plus

•	the amount per share of any dividends or capital gains distributed by the fund on the current business day; divided by

•	the net asset value of one share of the same mutual fund at the close of the previous business day, minus

•

the total daily charges we deduct from the variable investment option to cover mortality and expense risks, which will not exceed .00002477% per day or 0.90% annually, and any federal, state or local taxes.

On a day that is not a business day, the net investment factor is calculated by subtracting the total daily charges deducted from the variable investment option to cover mortality and expense risks, as well as any taxes, from 1.0.

Currently, we do not make daily deductions from the Separate Account to cover income taxes. The accompanying prospectuses for each fund describe how they calculate the net asset values of their mutual fund shares.

Decreasing the Face Amount

A partial withdrawal may also result in a reduction in your policy’s face amount. See Partial withdrawals. If, as a result of a partial withdrawal, we must reduce your face amount, we will reduce it by the amount of the partial withdrawal which exceeds the difference, if positive, between (i) the policy account value, and (ii) the face amount multiplied by the net single premium on the date of the partial withdrawal. The face amount will also be reduced by the withdrawal charge and any applicable surrender charges.

B-2

Your death benefit option will determine how your policy is affected by a reduction in the face amount due to a partial withdrawal:

•	under Option 1, a partial withdrawal will typically cause an immediate reduction in your policy’s face amount

•

under Option 2, a partial withdrawal will not reduce your policy’s face amount as long as your policy account value is higher than the current benchmark value. However, the amount of your death benefit will decline with each partial withdrawal.

When you reduce your policy’s face amount, we reduce the premiums, benefits and certain charges that are calculated using the face amount. These include:

•	your basic scheduled premium

•	your policy’s benchmark values

•	surrender charges

•	policy account value

•	your monthly deductions

•	the variable insurance amount, and

•	any additional rider coverage.

We will send you new policy pages reflecting the changes resulting from your reduction in the face amount.

Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount also may reduce the federal tax limits on what you can put into the policy. In these cases, you may need to have a portion of the policy’s cash value paid to you to comply with federal tax law. See Federal tax considerations.

You cannot increase the face amount of your Park Avenue Life policy.

Dollar Cost Averaging

The amount of your monthly transfer under this option must be at least $100 for each variable investment option you wish to invest in and it must remain in effect for at least 12 months. Amounts will be transferred automatically on each monthly date from RS Money Market VIP Series into the variable investment options you have chosen.

Before the program can begin, you must submit an authorization form. Your policy account value in RS Money Market VIP Series also must equal your monthly transfer amount multiplied by the number of months you have chosen (for example, $100 per month x 12 months = $1,200). We will tell you if you have not met this requirement, and will not begin the program until you have. You can extend the dollar cost averaging program beyond the initial number of months chosen by adding to your policy account value in RS Money Market VIP Series.

We will stop your dollar cost averaging program when:

•	the period of time listed on your dollar cost averaging authorization form ends

•

your policy account value in RS Money Market VIP Series is insufficient to cover your monthly investment in the variable investment options you have chosen. If this happens we will divide what you do have in RS Money Market VIP Series proportionally among the variable investment options you have chosen, leaving a balance of zero in RS Money Market VIP Series

•	you tell us in writing to end the program, and we receive this notice at least three days before the next monthly date

•	your policy lapses or you surrender it, or

•	a policy value option takes effect.

You may change your transfer instructions or reinstate the dollar cost averaging program, subject to the rules above, if we receive a new authorization form at least three business days before your policy’s next monthly date.

B-3

Policy Value Options

Policy Value Option A  (non-participating fixed benefit extended term insurance) is the automatic option if you do not request payment of your net cash surrender value, reinstate your policy, or choose another option. It provides coverage for a limited term. It is not available if your policy was issued in premium class 3 or higher, if we have imposed temporary rating charges, or if your policy does not have a positive net cash surrender value. No further premiums will be due, no unscheduled payments or partial withdrawals will be permitted and no further monthly deductions will be taken when Option A is in force.

Policy Value Option B  (non-participating fixed reduced paid up insurance) will be used if you do not qualify for Option A, or if Option B would provide the same or greater insurance coverage than Option A. It provides lifetime coverage. No further premiums will be due and no unscheduled payments are permitted under Policy Value Option B. We will deduct the monthly cost of insurance charge from the fixed-rate option when Option B is in force.

Policy Value Option C  (non-participating variable reduced paid-up insurance) continues coverage for the lifetime of the insured. Because this option allows you to invest in both the variable and fixed-rate investment options, your death benefit may reflect the performance of the variable investment options.

The initial death benefit is the coverage that you could have bought for the policy’s cash surrender value on the default date, for the attained age, sex and premium class of the insured.

To qualify for this Option C, the insured under your policy must have been in a standard or better premium class for at least one year from the date your policy was issued, and your cash surrender value must be at least $10,000 on the default date. If you apply for Option C and do not qualify, you will be provided coverage under Policy Value Option B.

Under Option C, you may continue to make transfers among the variable investment options and the fixed-rate option, as with your original Park Avenue Life policy. Unlike your original policy, this option does not have a guaranteed minimum death benefit. If your variable investment options perform poorly, or if you take partial withdrawals or loans from Option C, the death benefit may be reduced or eliminated. If the cash value of your policy declines to zero, there will be no death benefit and this option will lapse.

You do not make premium payments and you cannot make unscheduled payments under Option C. We will deduct the monthly cost of insurance charge and any partial withdrawal or transfer charges, from the value of your Option C policy. If your policy had outstanding loans or interest when it lapsed, you may ask us to deduct these from the value of the investments held in your policy before we transfer your investments to the fixed rate option. If you choose not to repay any outstanding loans or interest when this option takes effect, or if you take out new loans, these will be governed by your Park Avenue Life policy’s rules regarding policy loans.

Payment Options

Under Payment Option 1, we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%.

Under Payment Option 2, we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year.

Under Payment Option 3, we will make monthly payments for a specified number of years. The amount of the minimum payments will include interest at 3% per year.

Under Payment Option 4, we will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 5, we will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 6, we will make monthly payments for 10 years and for the remaining life of the last surviving of two payees. The minimum amount of each payment will include interest at 3% per year.

B-4

Payment option tables for Options 4, 5 and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females).

Your policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6, as well as the amount we pay if the payee cancels an investment option.

For more information about payment options available under the policy, contact our customer service office.

Assigning the Rights to Your Policy

You may assign the rights under your Park Avenue Life policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, as well as the business or person to whom you are assigning your rights, and your policy’s beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the assignment papers. We are not responsible for determining whether the transfer of your policy’s rights is legally valid.

The entity or person to whom you assign your rights may exercise all rights granted under the policy except the right to:

•	change the policyowner or beneficiary

•	change a payment option, and

•	direct where your net premiums will be invested or make transfers among the fixed-rate and variable investment options.

Modifying the Policy

Only the President, a Vice President, or the Secretary of GIAC may make or modify this policy. No agent has the authority to:

•	change this policy

•	waive any provision of this policy or any of GIAC’s requirements; or

•	waive an answer to any question in the application(s).

GIAC will not be bound by any promise or statement made by any agent or other person except as stated above.

Other Policies

We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the performance of the investment divisions of the Separate Account in which you invest, as well as your policy account value. To obtain more information about these other policies, contact our customer service office or your registered representative.

Distribution of the Policy and Other Contractual Arrangements

We have an agreement with Guardian Investor Services LLC (GIS) for GIS to act as the principal underwriter of the Park Avenue Life policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. GIS is a broker-dealer registered under the Securities Exchange Act of 1934, and a member of FINRA. Under this agreement we paid through GIS for the sale of products issued by the Separate Account a total of $266,733 in 2009, $154,255 in 2010 and $94,511 in 2011. GIS did not retain any of such commissions. GIS is a Delaware corporation organized on December 19, 2001; it is a wholly-owned subsidiary of GIAC and is located at 7 Hanover Square, New York, New York 10004.

GIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the policy, including other incentives or payments, are not charged directly to the policyowners or the Separate Account.

B-5

Agents and Commissions

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GIS, or of broker-dealer firms which have entered into agreements with GIAC and GIS to sell Park Avenue Life policies, which may include our affiliate Park Avenue Securities LLC.

The Prospectus contains information regarding commissions paid to GIAC agents. Information on how to obtain a Prospectus is available on the cover page of this SAI.

Because registered representatives also are GIAC agents, they are eligible for additional compensation in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Administrative Services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Park Avenue Life policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.

Other Agreements

We have entered into several other agreements, including:

•	an agreement with EULAV under which we are compensated for marketing the Value Line Centurion Fund and the Value Line Strategic Asset Management Trust to our policyowners, and

•

agreements with RS Investment Management, MFS, Invesco, American Century, Fidelity, Janus, Gabelli, EULAV and AllianceBernstein under which we are compensated for certain distribution and/or administrative costs and expenses connected to the offering and sale of their funds to our policyholders. The amount we receive is based on a percentage of assets under management. We may receive 12b-1 fees from the funds.

Special Provisions for Group or Sponsored Arrangements

Where state insurance laws allow us to, we may sell Park Avenue Life policies under a group or sponsored arrangement.

A group arrangement is one in which a group of individuals is covered under a single policy. This might be arranged, for example, by an employer, a trade union, or a professional association.

A sponsored arrangement is one in which we are allowed to offer members of a group, such as employees of a company or members of an association, insurance policies on an individual basis.

We may reduce or eliminate certain deductions and charges outlined in this prospectus for policies bought under group or sponsored arrangements including policies issued in connection with certain business insurance arrangements. We may, for instance, sell policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and their immediate family members. We may reduce or waive policy charges and deductions in accordance with the rules in effect as of the date an application for a policy is approved. In addition, GIAC may permit groups and persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting. To qualify for a reduction in the policy’s charges or deductions certain criteria must be met. These may include:

•	the size of the group

•	the expected number of participants

•	the expected amount of premium payments

•	the expected number of policies to be issued

•	the amount of coverage

B-6

The amount of any reduction in charges or deductions and the criteria to qualify for a reduction will reflect our reduced cost of selling and/or maintaining the policies in group or sponsored arrangements.

From time to time we may change the amount of any reduction in charges or deductions, or the criteria that a group must meet to qualify for these reductions. Any change will be made on a non-discriminatory basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Cost of Insurance Charge

Changes in the health of the insured will not cause your cost of insurance charge to increase. Increases in the cost of insurance rates are not made to an individual policy, but are made equally to all policies where the insured people are of the same attained age, sex, policy or segment duration, and premium class. We may increase this charge when we expect:

•	a higher number of deaths among people in a certain group

•	higher expenses or federal income taxes

•	a higher number of policies that are allowed to lapse by their policyowners

•	lower earnings in our general account

Generally, as your net amount at risk increases or decreases each month (for example, due to payments you make or policy transactions you request), so will your cost of insurance charges. If you choose death benefit Option 1, paying policy premiums and making unscheduled payments may reduce your policy’s net amount at risk by increasing the policy account value, assuming that your investments do not fall in value. If you choose death benefit Option 2, paying policy premiums and making unscheduled payments may have the result of increasing your death benefit over the face amount, in which case they will not affect your policy’s net amount at risk.

ADDITIONAL INFORMATION

Communications We’ll Send You

Shortly after your policy anniversary each year, we will send you an updated statement showing the following information:

•	the amount of your current death benefit

•	the instructions we have on file regarding where to invest your net premiums, and how much you have invested in each of the allocation options

•	your policy account value, cash surrender value and net cash surrender value

•	the amount you have paid in policy premiums and the charges that we have deducted, since the last anniversary of your policy

•	a summary of any transfers or partial withdrawals, loans or loan repayments that you have made since your last annual statement

•	the total of any outstanding policy debt that you owe us, and

•	the interest rate for allocations to the fixed-rate option.

Twice a year we will send you reports containing the financial statements of the underlying funds. Of these reports, the annual reports will contain audited financial statements.

We will confirm in writing receipt of your policy premiums and any transfers or other transactions. We will also write you to request a premium or loan repayment to keep your policy from lapsing.

If several members of the same household own a Park Avenue Life policy, we may send only one annual report, semi-annual report, and prospectus to that address unless you instruct us otherwise. You may receive additional copies by calling or writing our customer service office.

B-7

Advertising Practices

In our advertisements and sales materials for Park Avenue Life policies we may include:

•	articles or reports on variable life insurance in general, or Park Avenue Life specifically, and any other information published in business or general information publications

•	relevant indices or rankings of investment securities or similar groups of funds

•	comparisons of the variable investment options with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies, and

•	comparisons with other investments, including those guaranteed by various governments.

We may use the past performance of the variable investment options and funds to promote the policies. This data is not indicative of the performance of the funds or the policies in the future or the investment experience of individual policyowners.

We may feature individual funds and their managers, and describe the asset levels and sales volumes of GIAC, GIS and others in the investment industry. We may also refer to past, current, or prospective economic trends and investment performance, and any other information that may be of interest.

Advertisements and sales literature about the variable life policies and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps

These ratings relate only to GIAC’s ability to meet its obligations under the policy’s fixed-rate option and to pay death benefits provided under the policy, not to the performance or safety of the variable investment options.

From time to time, advertisements or sales literature for the Policy may quote historical performance data of one or more of the underlying funds, and may include Cash Surrender Values and death benefit figures computed using the same methodology as is used in illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the illustrations. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the Policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

GIAC began to offer Park Avenue Life Policies on December 10, 1997. As such the Policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates. The results for any period prior to the Policies’ being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies. Thus the illustration will reflect deductions for each fund’s expenses, and the charges deducted from premium, monthly deductions, and any transaction deductions associated with the Policy in question.

Legal matters

The legal validity of the Park Avenue Life policy has been confirmed by Richard T. Potter, Jr., Senior Vice President and Counsel of GIAC.

Financial statements

The GIAC consolidated financial statements contained in this Statement of Additional Information should only be used to determine our ability to meet our obligations under the Park Avenue Life policies, and not as an indication of the investment experience of the Separate Account.

B-8

Experts

The statutory basis balance sheets of GIAC as of December 31, 2011 and 2010 and the related statements of operations, of changes in surplus and of cash flows for each of the two years in the period ended December 31, 2011 and the statement of assets and liabilities of Separate Account K as of December 31, 2011 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2011, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-9

FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT K

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I	RS High Yield VIP Series Class I

Assets:
Shares owned in underlying fund	2,241,605	198,579	10,314
Net asset value per share (NAV)	34.15	9.12	7.19

Total Assets (Shares x NAV)	$76,550,810	$1,811,044	$74,160
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	17,305	1,645	—

Net Assets	$76,533,505	$1,809,399	$74,160

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$75,517,629	$1,183,793	$—

Net Assets	$75,517,629	$1,183,793	$—
Units Outstanding	3,519,355	121,921	—
Unit Value (accumulation)	$21.46	$9.71	$—
Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$1,015,876	$625,606	$74,160

Net Assets	$1,015,876	$625,606	$74,160
Units Outstanding	121,617	60,673	3,925
Unit Value (accumulation)	$8.35	$10.31	$18.89
Net Assets: Total
Contract value in accumulation period	$76,533,505	$1,809,399	$74,160

Net Assets	$76,533,505	$1,809,399	$74,160

Cost of Shares in Underlying Fund	$68,927,492	$1,627,544	$71,940

STATEMENT OF OPERATIONS Year Ended December 31, 2011

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I	RS High Yield VIP Series Class I
2011 Investment Income
Income:
Reinvested dividends	$804,072	$33,229	$5,925
Expenses:
Mortality and expense risk charges	506,330	8,134	—

Net investment income/(expense)	297,742	25,095	5,925

2011 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	4,063,568	(54,615)	(1,159)
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	4,063,568	(54,615)	(1,159)
Net change in unrealized appreciation/(depreciation) of investments	(12,846,907)	53,626	(1,511)

Net realized and unrealized gain/(loss) from investments	(8,783,339)	(989)	(2,670)

2011 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(8,485,597)	$24,106	$3,255

See notes to financial statements.

B-10

Investment Divisions
RS Low Duration Bond VIP Series Class I	RS Partners VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Money Market VIP Series Class I	Gabelli Capital Asset	RS International Growth VIP Series Class I	RS Emerging Markets VIP Series Class I

101,265	45,688	312,727	5,053,175	385,362	442,035	260,865
10.33	11.44	12.57	1.00	18.62	16.99	16.56

$1,046,069	$522,670	$3,930,977	$5,053,175	$7,175,437	$7,510,171	$4,319,925

1,101	1,388	1,601	5,230	2,399	2,818	2,124

$1,044,968	$521,282	$3,929,376	$5,047,945	$7,173,038	$7,507,353	$4,317,801

$1,010,577	$507,704	$3,656,701	$4,629,948	$6,772,399	$7,339,466	$4,088,797

$1,010,577	$507,704	$3,656,701	$4,629,948	$6,772,399	$7,339,466	$4,088,797
80,364	38,196	153,568	319,510	274,267	338,005	110,041
$12.57	$13.29	$23.81	$14.49	$24.69	$21.71	$37.16

$34,391	$13,578	$272,675	$417,997	$400,639	$167,887	$229,004

$34,391	$13,578	$272,675	$417,997	$400,639	$167,887	$229,004
2,611	975	13,489	33,077	20,468	15,090	7,164
$13.17	$13.92	$20.21	$12.64	$19.57	$11.13	$31.96

$1,044,968	$521,282	$3,929,376	$5,047,945	$7,173,038	$7,507,353	$4,317,801

$1,044,968	$521,282	$3,929,376	$5,047,945	$7,173,038	$7,507,353	$4,317,801

$1,069,093	$492,536	$3,801,714	$5,053,175	$6,488,031	$8,299,043	$4,980,325

Investment Divisions
RS Low Duration Bond VIP Series Class I	RS Partners VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Money Market VIP Series Class I	Gabelli Capital Asset	RS International Growth VIP Series Class I	RS Emerging Markets VIP Series Class I

$24,956	$—	$145,851	$1,770	$34,416	$95,673	$—

5,423	3,364	22,188	29,555	44,733	51,982	30,421

19,533	(3,364)	123,663	(27,785)	(10,317)	43,691	(30,421)

(3,959)	65,082	44,775	—	(27,088)	796,549	(404,639)
553	—	37,848	—	15,296	70,708	603,218

(3,406)	65,082	82,623	—	(11,792)	867,257	198,579
(4,658)	(114,027)	39,987	—	(66,986)	(1,961,688)	(1,460,275)

(8,064)	(48,945)	122,610	—	(78,778)	(1,094,431)	(1,261,696)

$11,469	$(52,309)	$246,273	$(27,785)	$(89,095)	$(1,050,740)	$(1,292,117)

B-11

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011 (continued)

	RS Small Cap Growth Equity VIP Series Class I	Value Line Centurion	Value Line Strategic Asset Management Trust

Assets:
Shares owned in underlying fund	534,672	527,591	525,142
Net asset value per share (NAV)	12.84	12.56	18.52

Total Assets (Shares x NAV)	$6,865,193	$6,626,542	$9,725,633
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	2,716	2,637	3,185

Net Assets	$6,862,477	$6,623,905	$9,722,448

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$6,418,174	$6,512,864	$9,492,208

Net Assets	$6,418,174	$6,512,864	$9,492,208
Units Outstanding	315,067	402,052	340,440
Unit Value (accumulation)	$20.37	$16.20	$27.88
Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$444,303	$111,041	$230,240

Net Assets	$444,303	$111,041	$230,240
Units Outstanding	27,929	14,922	17,236
Unit Value (accumulation)	$15.91	$7.44	$13.36
Net Assets: Total
Contract value in accumulation period	$6,862,477	$6,623,905	$9,722,448

Net Assets	$6,862,477	$6,623,905	$9,722,448

Cost of Shares in Underlying Fund	$6,216,518	$7,066,291	$9,684,830

STATEMENT OF OPERATIONS Year Ended December 31, 2011 (continued)

	RS Small Cap Growth Equity VIP Series Class I	Value Line Centurion	Value Line Strategic Asset Management Trust
2011 Investment Income
Income:
Reinvested dividends	$—	$—	$58,328
Expenses:
Mortality and expense risk charges	44,426	41,743	60,248

Net investment income/(expense)	(44,426)	(41,743)	(1,920)

2011 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(150,480)	(494,616)	(297,153)
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	(150,480)	(494,616)	(297,153)
Net change in unrealized appreciation/(depreciation) of investments	9,099	865,361	604,635

Net realized and unrealized gain/(loss) from investments	(141,381)	370,745	307,482

2011 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(185,807)	$329,002	$305,562

See notes to financial statements.

B-12

Investment Divisions
Invesco V.I. Capital Appreciation Series I	Invesco V.I. Utilities Series I	Invesco V.I. Core Equity Series I	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Value Class B

67,515	34,120	166,097	106,818	3,628	5,559	57,298
21.42	16.74	26.72	17.86	26.17	14.50	9.28

$1,446,182	$571,166	$4,438,117	$1,907,777	$94,956	$80,611	$531,721

1,777	1,509	1,834	1,814	1,187	1,337	840

$1,444,405	$569,657	$4,436,283	$1,905,963	$93,769	$79,274	$530,881

$1,390,909	$548,644	$4,248,980	$1,887,019	$90,460	$75,065	$511,848

$1,390,909	$548,644	$4,248,980	$1,887,019	$90,460	$75,065	$511,848
130,868	46,915	312,122	156,106	7,987	7,822	46,830
$10.63	$11.69	$13.61	$12.09	$11.27	$9.60	$10.93

$53,496	$21,013	$187,303	$18,944	$3,309	$4,209	$19,033

$53,496	$21,013	$187,303	$18,944	$3,309	$4,209	$19,033
8,485	1,698	21,339	1,535	277	414	1,646
$6.30	$12.38	$8.78	$12.34	$11.94	$10.17	$11.56

$1,444,405	$569,657	$4,436,283	$1,905,963	$93,769	$79,274	$530,881

$1,444,405	$569,657	$4,436,283	$1,905,963	$93,769	$79,274	$530,881

$1,395,573	$488,176	$4,110,464	$1,642,476	$88,166	$86,577	$565,092

Investment Divisions
Invesco V.I. Capital Appreciation Series I	Invesco V.I. Utilities Series I	Invesco V.I. Core Equity Series I	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Value Class B

$2,438	$21,620	$45,251	$20,565	$124	$371	$8,071

9,403	4,378	27,170	11,523	791	274	3,725

(6,965)	17,242	18,081	9,042	(667)	97	4,346

(26,975)	(113,007)	144,434	(101,291)	10,358	16,640	(124,838)
—	—	—	—	—	—	—

(26,975)	(113,007)	144,434	(101,291)	10,358	16,640	(124,838)
(97,487)	195,602	(176,540)	182,735	(15,638)	(43,844)	87,347

(124,462)	82,595	(32,106)	81,444	(5,280)	(27,204)	(37,491)

$(131,427)	$99,837	$(14,025)	$90,486	$(5,947)	$(27,107)	$(33,145)

B-13

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011 (continued)

	American Century VP International Class I	American Century VP Value Class I	Davis Financial

Assets:
Shares owned in underlying fund	148,028	406,515	4,363
Net asset value per share (NAV)	7.43	5.80	9.98

Total Assets (Shares x NAV)	$1,099,846	$2,357,788	$43,542
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	1,646	1,193	—

Net Assets	$1,098,200	$2,356,595	$43,542

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$1,098,200	$2,356,595	$—

Net Assets	$1,098,200	$2,356,595	$—
Units Outstanding	83,575	132,043	—
Unit Value (accumulation)	$13.14	$17.85	$—
Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$—	$—	$43,542

Net Assets	$—	$—	$43,542
Units Outstanding	—	—	3,632
Unit Value (accumulation)	$—	$—	$11.99
Net Assets: Total
Contract value in accumulation period	$1,098,200	$2,356,595	$43,542

Net Assets	$1,098,200	$2,356,595	$43,542

Cost of Shares in Underlying Fund	$1,075,155	$2,350,865	$52,249

STATEMENT OF OPERATIONS Year Ended December 31, 2011 (continued)

	American Century VP International Class I	American Century VP Value Class I	Davis Financial
2011 Investment Income
Income:
Reinvested dividends	$18,717	$49,391	$624
Expenses:
Mortality and expense risk charges	8,254	14,769	—

Net investment income/(expense)	10,463	34,622	624

2011 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(156,271)	(156,593)	(1,102)
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	(156,271)	(156,593)	(1,102)
Net change in unrealized appreciation/(depreciation) of investments	(10,524)	131,846	(3,078)

Net realized and unrealized gain/(loss) from investments	(166,795)	(24,747)	(4,180)

2011 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(156,332)	$9,875	$(3,556)

See notes to financial statements.

B-14

Investment Divisions
Davis Real Estate	Davis Value	Fidelity VIP Contrafund Initial Class	Fidelity VIP Equity-Income Initial Class	Fidelity VIP Growth Opportunities Initial Class	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Initial Class

7,395	23,374	325,687	139,059	140,294	111,191	47,839
9.34	10.47	23.02	18.69	18.30	5.39	129.33

$69,066	$244,726	$7,497,312	$2,599,008	$2,567,384	$599,322	$6,186,982

—	—	2,960	2,052	1,349	1,331	2,467

$69,066	$244,726	$7,494,352	$2,596,956	$2,566,035	$597,991	$6,184,515

$—	$—	$7,494,352	$2,596,956	$2,566,035	$597,991	$6,184,515

$—	$—	$7,494,352	$2,596,956	$2,566,035	$597,991	$6,184,515
—	—	533,577	175,277	244,700	43,543	430,764
$—	$—	$14.05	$14.82	$10.49	$13.73	$14.36

$69,066	$244,726	$—	$—	$—	$—	$—

$69,066	$244,726	$—	$—	$—	$—	$—
2,649	20,065	—	—	—	—	—
$26.08	$12.20	$—	$—	$—	$—	$—

$69,066	$244,726	$7,494,352	$2,596,956	$2,566,035	$597,991	$6,184,515

$69,066	$244,726	$7,494,352	$2,596,956	$2,566,035	$597,991	$6,184,515

$59,433	$255,660	$7,900,669	$2,791,030	$2,283,291	$576,895	$6,294,264

Investment Divisions
Davis Real Estate	Davis Value	Fidelity VIP Contrafund Initial Class	Fidelity VIP Equity-Income Initial Class	Fidelity VIP Growth Opportunities Initial Class	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Initial Class

$910	$2,201	$80,323	$68,414	$4,412	$41,424	$124,175

—	—	48,894	17,072	16,278	3,650	39,200

910	2,201	31,429	51,342	(11,866)	37,774	84,975

2,858	(15,873)	(576,573)	(170,112)	97,682	6,553	(20,553)
—	19,187	—	—	—	—	154,045

2,858	3,314	(576,573)	(170,112)	97,682	6,553	133,492
2,672	(12,421)	294,736	123,053	(33,428)	(23,398)	(119,161)

5,530	(9,107)	(281,837)	(47,059)	64,254	(16,845)	14,331

$6,440	$(6,906)	$(250,408)	$4,283	$52,388	$20,929	$99,306

B-15

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011 (continued)

	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2

Assets:
Shares owned in underlying fund	17,913	12,654
Net asset value per share (NAV)	22.64	18.41

Total Assets (Shares x NAV)	$405,548	$232,954
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$405,548	$232,954

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—
Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$405,548	$232,954

Net Assets	$405,548	$232,954
Units Outstanding	27,494	17,396
Unit Value (accumulation)	$14.75	$13.39
Net Assets: Total
Contract value in accumulation period	$405,548	$232,954

Net Assets	$405,548	$232,954

Cost of Shares in Underlying Fund	$374,191	$224,324

STATEMENT OF OPERATIONS Year Ended December 31, 2011 (continued)

	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2
2011 Investment Income
Income:
Reinvested dividends	$3,383	$5,542
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	3,383	5,542

2011 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(39,648)	(10,578)
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	(39,648)	(10,578)
Net change in unrealized appreciation/(depreciation) of investments	28,723	6,983

Net realized and unrealized gain/(loss) from investments	(10,925)	(3,595)

2011 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(7,542)	$1,947

See notes to financial statements.

B-16

Investment Divisions
Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Janus Institutional Shares	Janus Aspen Worldwide Institutional Shares	Janus Aspen Enterprise Service Shares

3,937	10,618	61,921	41,101	50,187	77,787	5,956
18.13	28.58	38.17	33.22	22.84	25.83	36.91

$71,372	$303,449	$2,363,539	$1,365,383	$1,146,265	$2,009,234	$219,831

—	—	1,753	1,025	1,767	1,589	—

$71,372	$303,449	$2,361,786	$1,364,358	$1,144,498	$2,007,645	$219,831

$—	$—	$2,361,786	$1,364,358	$1,144,498	$2,007,645	$—

$—	$—	$2,361,786	$1,364,358	$1,144,498	$2,007,645	$—
—	—	331,722	142,198	165,728	340,040	—
$—	$—	$7.12	$9.59	$6.91	$5.90	$—

$71,372	$303,449	$—	$—	$—	$—	$219,831

$71,372	$303,449	$—	$—	$—	$—	$219,831
7,854	12,439	—	—	—	—	14,681
$9.09	$24.40	$—	$—	$—	$—	$14.97

$71,372	$303,449	$2,361,786	$1,364,358	$1,144,498	$2,007,645	$219,831

$71,372	$303,449	$2,361,786	$1,364,358	$1,144,498	$2,007,645	$219,831

$56,562	$251,253	$2,032,598	$1,373,962	$1,053,778	$2,107,378	$185,527

Investment Divisions
Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Janus Institutional Shares	Janus Aspen Worldwide Institutional Shares	Janus Aspen Enterprise Service Shares

$—	$76	$—	$5,684	$7,335	$13,727	$—

—	—	15,852	8,973	7,756	14,144	—

—	76	(15,852)	(3,289)	(421)	(417)	—

(260)	(20,521)	106,471	69,727	32,616	6,142	12,536
—	597	—	—	—	—	—

(260)	(19,924)	106,471	69,727	32,616	6,142	12,536
3,087	(53,230)	(145,218)	(172,889)	(106,223)	(356,686)	(16,116)

2,827	(73,154)	(38,747)	(103,162)	(73,607)	(350,544)	(3,580)

$2,827	$(73,078)	$(54,599)	$(106,451)	$(74,028)	$(350,961)	$(3,580)

B-17

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011 (continued)

	Janus Aspen Forty Service Shares	Janus Aspen Janus Service Shares

Assets:
Shares owned in underlying fund	4,415	6,269
Net asset value per share (NAV)	32.71	22.60

Total Assets (Shares x NAV)	$144,407	$141,677
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$144,407	$141,677

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—
Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$144,407	$141,677

Net Assets	$144,407	$141,677
Units Outstanding	9,873	13,795
Unit Value (accumulation)	$14.63	$10.27
Net Assets: Total
Contract value in accumulation period	$144,407	$141,677

Net Assets	$144,407	$141,677

Cost of Shares in Underlying Fund	$139,637	$121,374

STATEMENT OF OPERATIONS Year Ended December 31, 2011 (continued)

	Janus Aspen Forty Service Shares	Janus Aspen Janus Service Shares
2011 Investment Income
Income:
Reinvested dividends	$394	$667
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	394	667

2011 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	4,611	(512)
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	4,611	(512)
Net change in unrealized appreciation/(depreciation) of investments	(15,796)	(8,536)

Net realized and unrealized gain/(loss) from investments	(11,185)	(9,048)

2011 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(10,791)	$(8,381)

See notes to financial statements.

B-18

Investment Divisions
Janus Aspen Worldwide Service Shares	MFS Research Bond Initial Class	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

8,660	35,391	141,172	142,897	65,715	18,895	217,665
25.50	13.01	24.56	19.41	14.29	18.78	18.53

$220,840	$460,436	$3,467,172	$2,773,621	$939,066	$354,853	$4,033,326

—	1,329	1,465	2,001	975	1,493	1,771

$220,840	$459,107	$3,465,707	$2,771,620	$938,091	$353,360	$4,031,555

$—	$459,107	$3,309,019	$2,727,712	$822,063	$331,655	$3,721,021

$—	$459,107	$3,309,019	$2,727,712	$822,063	$331,655	$3,721,021
—	22,253	222,572	191,476	68,834	35,493	202,014
$—	$20.63	$14.87	$14.25	$11.94	$9.34	$18.42

$220,840	$—	$156,688	$43,908	$116,028	$21,705	$310,534

$220,840	$—	$156,688	$43,908	$116,028	$21,705	$310,534
24,447	—	20,779	4,025	9,071	2,203	18,383
$9.03	$—	$7.54	$10.91	$12.79	$9.85	$16.89

$220,840	$459,107	$3,465,707	$2,771,620	$938,091	$353,360	$4,031,555

$220,840	$459,107	$3,465,707	$2,771,620	$938,091	$353,360	$4,031,555

$238,602	$433,054	$2,865,708	$2,750,853	$852,707	$362,420	$4,024,345

Investment Divisions
Janus Aspen Worldwide Service Shares	MFS Research Bond Initial Class	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

$1,229	$17,530	$6,988	$27,185	$—	$3,125	$125,762

—	4,204	20,793	17,331	5,844	1,657	27,160

1,229	13,326	(13,805)	9,854	(5,844)	1,468	98,602

(104)	53,698	146,163	40,089	14,215	33,607	(187,438)
—	7,546	—	—	129,584	—	—

(104)	61,244	146,163	40,089	143,799	33,607	(187,438)
(37,492)	(34,336)	(168,752)	(130,310)	(251,490)	(49,803)	152,385

(37,596)	26,908	(22,589)	(90,221)	(107,691)	(16,196)	(35,053)

$(36,367)	$40,234	$(36,394)	$(80,367)	$(113,535)	$(14,728)	$63,549

B-19

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2010 and 2011

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I	RS High Yield VIP Series Class I

2010 Increase/(Decrease) from Operations
Net investment income/(expense)	$1,516,747	$23,665	$6,196
Net realized gain/(loss) from sale of investments	4,982,912	(233,760)	(584)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	7,000,571	465,299	3,040

Net increase/(decrease) resulting from operations	13,500,230	255,204	8,652

2010 Policy Transactions
Net policy purchase payments	10,440,551	306,463	12,165
Transfers on account of death, surrenders and withdrawals	(11,278,936)	(466,693)	—
Transfers of policy loans	(3,894,969)	(114,580)	(159)
Transfers of cost of insurance and policy fees	(4,427,292)	(122,642)	(5,315)
Transfers between investment divisions, net	(1,100,226)	(56,495)	—
Transfers–other	(17,809)	(196)	(2)

Net increase/(decrease) from policy transactions	(10,278,681)	(454,143)	6,689

Total Increase/(Decrease) in Net Assets	3,221,549	(198,939)	15,341
Net Assets at December 31, 2009	90,544,243	2,193,933	60,071

Net Assets at December 31, 2010	$93,765,792	$1,994,994	$75,412

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$297,742	$25,095	$5,925
Net realized gain/(loss) from sale of investments	4,063,568	(54,615)	(1,159)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	(12,846,907)	53,626	(1,511)

Net increase/(decrease) resulting from operations	(8,485,597)	24,106	3,255

2011 Policy Transactions
Net policy purchase payments	9,210,143	240,969	11,188
Transfers on account of death, surrenders and withdrawals	(10,528,022)	(183,490)	(9,718)
Transfers of policy loans	(2,465,824)	4,526	(861)
Transfers of cost of insurance and policy fees	(3,935,505)	(105,251)	(5,328)
Transfers between investment divisions, net	(1,022,812)	(166,348)	212
Transfers–other	(4,670)	(107)	—

Net increase/(decrease) from policy transactions	(8,746,690)	(209,701)	(4,507)

Total Increase/(Decrease) in Net Assets	(17,232,287)	(185,595)	(1,252)
Net Assets at December 31, 2010	93,765,792	1,994,994	75,412

Net Assets at December 31, 2011	$76,533,505	$1,809,399	$74,160

See notes to financial statements.

B-20

Investment Divisions
RS Low Duration Bond VIP Series Class I	RS Partners VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Money Market VIP Series Class I	Gabelli Capital Asset	RS International Growth VIP Series Class I	RS Emerging Markets VIP Series Class I

$21,638	$(3,564)	$125,186	$(23,772)	$(11,229)	$110,123	$134,067
12,086	(33,706)	79,419	—	(212,605)	425,759	(205,331)
6,365	—	42,713	—	—	—	30,687
(2,952)	161,771	51,678	—	2,125,773	719,738	1,050,658

37,137	124,501	298,996	(23,772)	1,901,939	1,255,620	1,010,081

69,087	62,937	482,562	634,336	769,975	990,433	441,294
(634,770)	(104,594)	(598,548)	(1,553,240)	(921,349)	(781,133)	(771,687)
(381,209)	(3,762)	(219,934)	(343,313)	(251,113)	(386,955)	(220,122)
(35,148)	(25,732)	(224,658)	(252,667)	(346,561)	(438,896)	(230,072)
625,743	68,423	(13,517)	1,436,991	(117,058)	(100,721)	(359,442)
20	(242)	814	131	(4,538)	(11,489)	(3,911)

(356,277)	(2,970)	(573,281)	(77,762)	(870,644)	(728,761)	(1,143,940)

(319,140)	121,531	(274,285)	(101,534)	1,031,295	526,859	(133,859)
1,180,887	501,969	4,284,275	4,319,272	7,085,276	10,047,481	6,793,749

$861,747	$623,500	$4,009,990	$4,217,738	$8,116,571	$10,574,340	$6,659,890

$19,533	$(3,364)	$123,663	$(27,785)	$(10,317)	$43,691	$(30,421)
(3,959)	65,082	44,775	—	(27,088)	796,549	(404,639)
553	—	37,848	—	15,296	70,708	603,218
(4,658)	(114,027)	39,987	—	(66,986)	(1,961,688)	(1,460,275)

11,469	(52,309)	246,273	(27,785)	(89,095)	(1,050,740)	(1,292,117)

70,930	62,053	420,784	653,407	657,334	880,301	377,920
(105,847)	(80,437)	(473,172)	(2,475,644)	(1,045,773)	(1,538,121)	(445,667)
(43,499)	(7,435)	(61,822)	(204,682)	(148,828)	(217,946)	(130,273)
(35,688)	(22,710)	(192,474)	(254,181)	(318,062)	(374,210)	(182,917)
285,839	(2,108)	(19,913)	3,139,065	(3,296)	(760,267)	(666,933)
17	728	(290)	27	4,187	(6,004)	(2,102)

171,752	(49,909)	(326,887)	857,992	(854,438)	(2,016,247)	(1,049,972)

183,221	(102,218)	(80,614)	830,207	(943,533)	(3,066,987)	(2,342,089)
861,747	623,500	4,009,990	4,217,738	8,116,571	10,574,340	6,659,890

$1,044,968	$521,282	$3,929,376	$5,047,945	$7,173,038	$7,507,353	$4,317,801

B-21

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2010 and 2011 (continued)

	RS Small Cap Growth Equity VIP Series Class I	Value Line Centurion	Value Line Strategic Asset Management Trust

2010 Increase/(Decrease) from Operations
Net investment income/(expense)	$(42,005)	$97,772	$19,655
Net realized gain/(loss) from sale of investments	(475,849)	(768,602)	(437,665)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	2,284,912	2,058,331	1,761,840

Net increase/(decrease) resulting from operations	1,767,058	1,387,501	1,343,830

2010 Policy Transactions
Net policy purchase payments	782,905	914,075	1,129,947
Transfers on account of death, surrenders and withdrawals	(739,659)	(480,692)	(1,514,231)
Transfers of policy loans	(376,009)	(187,636)	(398,696)
Transfers of cost of insurance and policy fees	(320,405)	(339,941)	(512,106)
Transfers between investment divisions, net	(188,908)	(151,461)	(191,940)
Transfers–other	(900)	(4,092)	(2,283)

Net increase/(decrease) from policy transactions	(842,976)	(249,747)	(1,489,309)

Total Increase/(Decrease) in Net Assets	924,082	1,137,754	(145,479)
Net Assets at December 31, 2009	7,079,728	5,720,981	10,391,180

Net Assets at December 31, 2010	$8,003,810	$6,858,735	$10,245,701

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$(44,426)	$(41,743)	$(1,920)
Net realized gain/(loss) from sale of investments	(150,480)	(494,616)	(297,153)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	9,099	865,361	604,635

Net increase/(decrease) resulting from operations	(185,807)	329,002	305,562

2011 Policy Transactions
Net policy purchase payments	651,317	835,498	984,592
Transfers on account of death, surrenders and withdrawals	(1,134,559)	(770,140)	(1,117,358)
Transfers of policy loans	(154,434)	(168,574)	(208,007)
Transfers of cost of insurance and policy fees	(299,488)	(338,297)	(466,902)
Transfers between investment divisions, net	(16,672)	(122,704)	(36,259)
Transfers–other	(1,690)	385	15,119

Net increase/(decrease) from policy transactions	(955,526)	(563,832)	(828,815)

Total Increase/(Decrease) in Net Assets	(1,141,333)	(234,830)	(523,253)
Net Assets at December 31, 2010	8,003,810	6,858,735	10,245,701

Net Assets at December 31, 2011	$6,862,477	$6,623,905	$9,722,448

See notes to financial statements.

B-22

Investment Divisions
Invesco V.I. Capital Appreciation Series I	Invesco V.I. Utilities Series I	Invesco V.I. Core Equity Series I	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Value Class B

$3,015	$22,048	$17,480	$(9,691)	$(518)	$2,057	$8,357
(38,102)	(109,266)	108,632	(99,902)	(13,087)	(11,292)	(77,131)
—	—	—	—	—	—	—
279,678	126,804	263,442	301,306	24,121	31,309	136,957

244,591	39,586	389,554	191,713	10,516	22,074	68,183

265,556	83,780	611,998	280,614	23,112	15,317	96,778
(325,749)	(89,331)	(472,774)	(41,773)	(1,649)	(3,713)	(98,006)
(82,362)	(11,951)	(214,716)	(8,702)	(16,929)	(7,607)	(18,935)
(84,664)	(34,094)	(233,592)	(118,730)	(8,039)	(5,737)	(35,294)
(4,945)	20,441	(65,887)	3,756	(17,916)	(51,032)	6,436
(2,586)	(418)	1,618	97	259	816	(1,097)

(234,750)	(31,573)	(373,353)	115,262	(21,162)	(51,956)	(50,118)

9,841	8,013	16,201	306,975	(10,646)	(29,882)	18,065
1,735,841	750,168	4,811,389	1,490,768	145,671	179,028	679,369

$1,745,682	$758,181	$4,827,590	$1,797,743	$135,025	$149,146	$697,434

$(6,965)	$17,242	$18,081	$9,042	$(667)	$97	$4,346
(26,975)	(113,007)	144,434	(101,291)	10,358	16,640	(124,838)
—	—	—	—	—	—	—
(97,487)	195,602	(176,540)	182,735	(15,638)	(43,844)	87,347

(131,427)	99,837	(14,025)	90,486	(5,947)	(27,107)	(33,145)

207,604	73,157	540,595	269,986	20,181	11,908	80,082
(251,196)	(139,565)	(539,530)	(79,058)	(22,032)	(16,561)	(110,092)
(30,699)	(17,764)	(159,956)	13,551	(965)	(14,709)	(10,937)
(72,995)	(31,045)	(206,445)	(106,311)	(7,652)	(4,201)	(30,003)
(22,739)	(172,872)	(12,473)	(81,052)	(24,823)	(19,162)	(62,594)
175	(272)	527	618	(18)	(40)	136

(169,850)	(288,361)	(377,282)	17,734	(35,309)	(42,765)	(133,408)

(301,277)	(188,524)	(391,307)	108,220	(41,256)	(69,872)	(166,553)
1,745,682	758,181	4,827,590	1,797,743	135,025	149,146	697,434

$1,444,405	$569,657	$4,436,283	$1,905,963	$93,769	$79,274	$530,881

B-23

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2010 and 2011 (continued)

	American Century VP International Class I	American Century VP Value Class I	Davis Financial

2010 Increase/(Decrease) from Operations
Net investment income/(expense)	$32,997	$39,206	$367
Net realized gain/(loss) from sale of investments	(62,405)	(254,081)	(1,105)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	256,969	510,360	5,442

Net increase/(decrease) resulting from operations	227,561	295,485	4,704

2010 Policy Transactions
Net policy purchase payments	180,252	241,853	5,265
Transfers on account of death, surrenders and withdrawals	(244,756)	(398,017)	—
Transfers of policy loans	(65,776)	(64,530)	(1,844)
Transfers of cost of insurance and policy fees	(74,203)	(95,996)	(2,255)
Transfers between investment divisions, net	65,670	(43,566)	—
Transfers–other	(812)	1,808	(1)

Net increase/(decrease) from policy transactions	(139,625)	(358,448)	1,165

Total Increase/(Decrease) in Net Assets	87,936	(62,963)	5,869
Net Assets at December 31, 2009	1,950,962	2,586,055	40,631

Net Assets at December 31, 2010	$2,038,898	$2,523,092	$46,500

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$10,463	$34,622	$624
Net realized gain/(loss) from sale of investments	(156,271)	(156,593)	(1,102)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	(10,524)	131,846	(3,078)

Net increase/(decrease) resulting from operations	(156,332)	9,875	(3,556)

2011 Policy Transactions
Net policy purchase payments	122,546	199,174	5,125
Transfers on account of death, surrenders and withdrawals	(336,182)	(211,166)	(1,405)
Transfers of policy loans	(29,032)	(39,621)	(935)
Transfers of cost of insurance and policy fees	(49,478)	(83,834)	(2,188)
Transfers between investment divisions, net	(492,345)	(40,351)	—
Transfers–other	125	(574)	1

Net increase/(decrease) from policy transactions	(784,366)	(176,372)	598

Total Increase/(Decrease) in Net Assets	(940,698)	(166,497)	(2,958)
Net Assets at December 31, 2010	2,038,898	2,523,092	46,500

Net Assets at December 31, 2011	$1,098,200	$2,356,595	$43,542

See notes to financial statements.

B-24

Investment Divisions
Davis Real Estate	Davis Value	Fidelity VIP Contrafund Initial Class	Fidelity VIP Equity-Income Initial Class	Fidelity VIP Growth Opportunities Initial Class	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Initial Class

$1,286	$4,377	$49,054	$32,801	$(9,338)	$42,390	$81,984
(16,534)	(2,761)	(802,892)	(239,646)	6,662	(10,463)	(98,200)
—	—	3,562	—	—	—	121,884
29,234	38,232	1,987,043	585,275	495,947	36,947	745,719

13,986	39,848	1,236,767	378,430	493,271	68,874	851,387

13,713	44,271	829,647	301,964	319,346	60,174	801,741
(25,245)	(7,787)	(1,133,139)	(239,593)	(184,893)	(36,426)	(742,861)
1,240	(12,365)	(301,498)	(106,414)	(97,953)	(12,631)	(312,969)
(5,718)	(22,246)	(370,217)	(129,127)	(117,080)	(24,133)	(315,129)
—	—	11,742	(119,844)	9,376	79,809	(89,024)
—	(10)	(6,534)	(388)	(77)	—	(129)

(16,010)	1,863	(969,999)	(293,402)	(71,281)	66,793	(658,371)

(2,024)	41,711	266,768	85,028	421,990	135,667	193,016
79,235	306,927	8,249,605	2,829,128	2,218,973	479,725	6,479,078

$77,211	$348,638	$8,516,373	$2,914,156	$2,640,963	$615,392	$6,672,094

$910	$2,201	$31,429	$51,342	$(11,866)	$37,774	$84,975
2,858	(15,873)	(576,573)	(170,112)	97,682	6,553	(20,553)
—	19,187	—	—	—	—	154,045
2,672	(12,421)	294,736	123,053	(33,428)	(23,398)	(119,161)

6,440	(6,906)	(250,408)	4,283	52,388	20,929	99,306

10,917	40,601	724,195	273,074	291,379	47,302	724,271
(21,261)	(109,974)	(1,221,211)	(246,498)	(256,613)	(95,262)	(636,920)
1,599	(8,277)	(68,717)	(103,266)	(82,065)	(25,810)	(312,731)
(4,814)	(19,191)	(321,044)	(113,903)	(119,253)	(21,293)	(278,173)
(1,026)	—	109,365	(133,212)	39,795	56,747	(81,886)
—	(165)	5,799	2,322	(559)	(14)	(1,446)

(14,585)	(97,006)	(771,613)	(321,483)	(127,316)	(38,330)	(586,885)

(8,145)	(103,912)	(1,022,021)	(317,200)	(74,928)	(17,401)	(487,579)
77,211	348,638	8,516,373	2,914,156	2,640,963	615,392	6,672,094

$69,066	$244,726	$7,494,352	$2,596,956	$2,566,035	$597,991	$6,184,515

B-25

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2010 and 2011 (continued)

	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2

2010 Increase/(Decrease) from Operations
Net investment income/(expense)	$4,712	$3,417
Net realized gain/(loss) from sale of investments	(50,826)	(22,106)
Reinvested realized gain distributions	214	—
Net change in unrealized appreciation/(depreciation) of investments	121,626	49,715

Net increase/(decrease) resulting from operations	75,726	31,026

2010 Policy Transactions
Net policy purchase payments	73,487	37,959
Transfers on account of death, surrenders and withdrawals	(48,833)	(26,788)
Transfers of policy loans	(30,261)	(8,168)
Transfers of cost of insurance and policy fees	(36,278)	(16,704)
Transfers between investment divisions, net	(150)	—
Transfers–other	362	(16)

Net increase/(decrease) from policy transactions	(41,673)	(13,717)

Total Increase/(Decrease) in Net Assets	34,053	17,309
Net Assets at December 31, 2009	472,928	210,815

Net Assets at December 31, 2010	$506,981	$228,124

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$3,383	$5,542
Net realized gain/(loss) from sale of investments	(39,648)	(10,578)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	28,723	6,983

Net increase/(decrease) resulting from operations	(7,542)	1,947

2011 Policy Transactions
Net policy purchase payments	69,198	36,345
Transfers on account of death, surrenders and withdrawals	(100,459)	—
Transfers of policy loans	(18,391)	(10,799)
Transfers of cost of insurance and policy fees	(33,143)	(17,271)
Transfers between investment divisions, net	(10,500)	(5,451)
Transfers–other	(596)	59

Net increase/(decrease) from policy transactions	(93,891)	2,883

Total Increase/(Decrease) in Net Assets	(101,433)	4,830
Net Assets at December 31, 2010	506,981	228,124

Net Assets at December 31, 2011	$405,548	$232,954

See notes to financial statements.

B-26

Investment Divisions
Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Janus Institutional Shares	Janus Aspen Worldwide Institutional Shares	Janus Aspen Enterprise Service Shares

$—	$824	$(14,926)	$(4,300)	$6,572	$(192)	$—
(1,485)	(12,215)	174,889	96,521	27,908	52,042	5,379
—	2,137	—	—	—	—	—
18,307	178,911	431,871	5,721	147,181	329,691	46,398

16,822	169,657	591,834	97,942	181,661	381,541	51,777

17,060	83,601	297,785	192,027	185,089	340,617	24,055
(3,118)	(37,281)	(694,528)	(206,182)	(160,840)	(594,803)	(10,525)
(2,438)	(7,588)	(114,529)	(98,727)	(68,252)	(96,634)	(7,787)
(7,703)	(38,118)	(112,523)	(80,262)	(68,401)	(128,269)	(15,589)
—	(1,372)	(81,255)	(33,444)	(1,785)	(12,418)	—
(49)	(17)	(534)	(1,403)	(34)	(2,405)	(24)

3,752	(775)	(705,584)	(227,991)	(114,223)	(493,912)	(9,870)

20,574	168,882	(113,750)	(130,049)	67,438	(112,371)	41,907
70,154	586,087	2,823,231	1,766,051	1,382,148	2,686,476	210,808

$90,728	$754,969	$2,709,481	$1,636,002	$1,449,586	$2,574,105	$252,715

$—	$76	$(15,852)	$(3,289)	$(421)	$(417)	$—
(260)	(20,521)	106,471	69,727	32,616	6,142	12,536
—	597	—	—	—	—	—
3,087	(53,230)	(145,218)	(172,889)	(106,223)	(356,686)	(16,116)

2,827	(73,078)	(54,599)	(106,451)	(74,028)	(350,961)	(3,580)

13,879	62,450	242,302	167,619	157,925	272,456	26,442
(23,449)	(376,888)	(258,349)	(165,142)	(193,267)	(250,423)	(20,946)
(5,504)	(31,984)	(56,392)	(68,173)	(106,287)	(108,421)	(13,261)
(7,052)	(32,055)	(97,821)	(66,929)	(61,178)	(112,303)	(15,810)
—	—	(122,376)	(32,124)	(28,360)	(19,578)	(5,647)
(57)	35	(460)	(444)	107	2,770	(82)

(22,183)	(378,442)	(293,096)	(165,193)	(231,060)	(215,499)	(29,304)

(19,356)	(451,520)	(347,695)	(271,644)	(305,088)	(566,460)	(32,884)
90,728	754,969	2,709,481	1,636,002	1,449,586	2,574,105	252,715

$71,372	$303,449	$2,361,786	$1,364,358	$1,144,498	$2,007,645	$219,831

B-27

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2010 and 2011 (continued)

	Janus Aspen Forty Service Shares	Janus Aspen Janus Service Shares

2010 Increase/(Decrease) from Operations
Net investment income/(expense)	$363	$550
Net realized gain/(loss) from sale of investments	4,078	(5,477)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	5,705	24,325

Net increase/(decrease) resulting from operations	10,146	19,398

2010 Policy Transactions
Net policy purchase payments	18,595	31,121
Transfers on account of death, surrenders and withdrawals	(9,688)	(17,390)
Transfers of policy loans	(2,333)	(10,492)
Transfers of cost of insurance and policy fees	(10,394)	(13,298)
Transfers between investment divisions, net	—	—
Transfers–other	(4)	(12)

Net increase/(decrease) from policy transactions	(3,824)	(10,071)

Total Increase/(Decrease) in Net Assets	6,322	9,327
Net Assets at December 31, 2009	155,688	147,682

Net Assets at December 31, 2010	$162,010	$157,009

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$394	$667
Net realized gain/(loss) from sale of investments	4,611	(512)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(15,796)	(8,536)

Net increase/(decrease) resulting from operations	(10,791)	(8,381)

2011 Policy Transactions
Net policy purchase payments	17,582	24,194
Transfers on account of death, surrenders and withdrawals	(13,363)	(12,392)
Transfers of policy loans	(1,251)	(7,565)
Transfers of cost of insurance and policy fees	(9,188)	(11,041)
Transfers between investment divisions, net	(653)	—
Transfers–other	61	(147)

Net increase/(decrease) from policy transactions	(6,812)	(6,951)

Total Increase/(Decrease) in Net Assets	(17,603)	(15,332)
Net Assets at December 31, 2010	162,010	157,009

Net Assets at December 31, 2011	$144,407	$141,677

See notes to financial statements.

B-28

Investment Divisions
Janus Aspen Worldwide Service Shares	MFS Research Bond Initial Class	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

$1,160	$20,276	$(15,912)	$17,305	$(5,748)	$1,967	$109,480
388	20,274	198,426	52,152	(32,500)	29,329	(149,503)
—	2,602	—	—	—	—	—
33,041	10,397	275,259	209,661	342,117	18,542	494,054

34,589	53,549	457,773	279,118	303,869	49,838	454,031

34,552	85,988	435,306	367,742	110,388	42,305	510,947
(24,099)	(144,020)	(530,013)	(351,046)	(170,941)	(332,703)	(582,890)
(4,835)	(28,182)	(170,888)	(95,204)	(93,321)	(13,944)	(181,087)
(17,669)	(38,415)	(172,636)	(148,427)	(46,520)	(16,666)	(239,979)
(546)	32,271	11,675	42,490	(574)	21,388	(16,340)
(12)	(43)	(1,562)	(62)	582	(23)	(1,266)

(12,609)	(92,401)	(428,118)	(184,507)	(200,386)	(299,643)	(510,615)

21,980	(38,852)	29,655	94,611	103,483	(249,805)	(56,584)
238,726	840,382	3,593,788	2,877,750	982,037	471,886	5,175,407

$260,706	$801,530	$3,623,443	$2,972,361	$1,085,520	$222,081	$5,118,823

$1,229	$13,326	$(13,805)	$9,854	$(5,844)	$1,468	$98,602
(104)	53,698	146,163	40,089	14,215	33,607	(187,438)
—	7,546	—	—	129,584	—	—
(37,492)	(34,336)	(168,752)	(130,310)	(251,490)	(49,803)	152,385

(36,367)	40,234	(36,394)	(80,367)	(113,535)	(14,728)	63,549

37,528	67,751	389,354	342,859	98,510	29,890	431,525
(4,680)	(410,186)	(236,656)	(191,120)	(165,745)	(12,911)	(913,999)
(14,524)	(15,372)	(80,905)	(76,369)	8,209	(2,911)	(75,910)
(17,162)	(28,545)	(159,839)	(134,488)	(45,968)	(13,651)	(207,153)
(4,688)	3,671	(33,640)	(59,740)	73,222	144,068	(385,338)
27	24	344	(1,516)	(2,122)	1,522	58

(3,499)	(382,657)	(121,342)	(120,374)	(33,894)	146,007	(1,150,817)

(39,866)	(342,423)	(157,736)	(200,741)	(147,429)	131,279	(1,087,268)
260,706	801,530	3,623,443	2,972,361	1,085,520	222,081	5,118,823

$220,840	$459,107	$3,465,707	$2,771,620	$938,091	$353,360	$4,031,555

B-29

THE GUARDIAN SEPARATE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (December 31, 2011)

NOTE 1 — ORGANIZATION

The Guardian Separate Account K (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 1, 1995, and commenced operations on October 1, 1995. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the annual premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner may transfer his or her policy value among the various investment options based on the selected policy within the Account, or the FRO. However, a policyowner may only invest in up to seven investment options, including FRO, at any time.

The forty-eight investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Large Cap Alpha VIP Series Class I

RS S&P 500 Index VIP Series Class I

RS High Yield VIP Series Class I (formerly
RS High Yield Bond VIP Series Class I)

RS Low Duration Bond VIP Series Class I

RS Partners VIP Series Class I

RS Investment Quality Bond VIP Series Class I

RS Money Market VIP Series Class I

Gabelli Capital Asset Fund

RS International Growth VIP Series Class I

RS Emerging Markets VIP Series Class I

RS Small Cap Growth Equity VIP Series Class I

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

Invesco V.I. Capital Appreciation Fund Series I

Invesco V.I. Utilities Fund Series I

Invesco V.I. Core Equity Fund Series I

AllianceBernstein VPS Growth & Income Portfolio
Class B

AllianceBernstein VPS Large Cap Growth Portfolio
Class B

AllianceBernstein VPS Global Thematic Growth
Portfolio Class B

AllianceBernstein VPS Value Portfolio Class B

American Century VP International Fund Class I

American Century VP Value Fund Class I

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Fidelity VIP Contrafund Portfolio Initial Class

Fidelity VIP Equity-Income Portfolio Initial Class

Fidelity VIP Growth Opportunities Portfolio Initial Class

Fidelity VIP High Income Portfolio Initial Class

Fidelity VIP Index 500 Portfolio Initial Class

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Opportunities Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Janus Aspen Enterprise Portfolio Institutional Shares

Janus Aspen Forty Portfolio Institutional Shares

Janus Aspen Janus Portfolio Institutional Shares

Janus Aspen Worldwide Portfolio Institutional Shares

Janus Aspen Enterprise Portfolio Service Shares

Janus Aspen Forty Portfolio Service Shares

Janus Aspen Janus Portfolio Service Shares

Janus Aspen Worldwide Portfolio Service Shares

MFS Research Bond Series Initial Class

MFS Growth Series Initial Class

MFS Investors Trust Series Initial Class

MFS New Discovery Series Initial Class

MFS Research Series Initial Class

MFS Total Return Series Initial Class

A tax-qualified and a non-tax-qualified investment division has been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit that would have been payable in the absence of such guarantee.

B-30

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

During 2010, the guidance pertaining to the disclosure of fair value measurements was amended to require (1) the separate disclosure of significant transfers in and out of Level 1 and Level 2 fair value measurements, (2) additional breakout of the information presented in reconciliation of Level 3 fair value measurements, and (3) increased disclosure about inputs and valuation techniques used to measure fair value. For the year ended December 31, 2011, there were no transfers in and out of Level 1 and Level 2, and there were no Level 3 fair value measurement items requiring reconciliation.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requirements for expanded disclosures. This new guidance is effective for 2012 and should be applied prospectively. The Account will adopt this guidance in 2012, which will impact this financial statement disclosure.

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect management’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level  1  —  inputs are quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level  2  —  inputs are quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active.

Level  3  —  inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2011, none of the Account investments are considered Level 3.

The Account invests in various registered mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets is based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in each mutual fund in order to determine the level at which those investments should be reported. Generally, actively traded registered mutual funds are considered Level 1.

As of December 31, 2011, all investments of the Account were in actively traded registered mutual funds and were considered Level 1 with a total fair value of $184,199,814.

The guidance indicates that entities should determine whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions

B-31

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (continued)

are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. As of December 31, 2011, none of the Account’s registered mutual funds investments’ level of trading activities is considered to have significantly decreased.

There were no financial instrument liabilities held by the Account as of December 31, 2011, or during the twelve months then ended.

Subsequent Events

The Account considers events occurring after the balance sheet date but prior to March 23, 2012, the issuance of the financial statements to be subsequent events requiring disclosure. In January 2012, the Company was informed of pricing errors that required correction of net asset values by certain Underlying Funds. The Company recorded the corrections within the 2011 financial statements. Any required changes to policyowners were addressed in the first quarter of 2012.

Individual Mortality Table Used and the Assumed Investment Return

The mortality charge for Variable Life Insurance policies is based on the 1980 Commissioners’ Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 4.0%.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-32

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year December 31, 2011, were as follows:

	Purchases	Sales
RS Large Cap Alpha VIP Series Class I	$5,739,371	$14,193,989
RS S&P 500 Index VIP Series Class I	280,577	465,048
RS High Yield VIP Series Class I (formerly RS High Yield Bond VIP Series Class I)	16,376	14,958
RS Low Duration Bond VIP Series Class I	730,712	539,451
RS Partners VIP Series Class I	165,725	218,634
RS Investment Quality Bond VIP Series Class I	643,791	808,981
RS Money Market VIP Series Class I	4,148,584	3,316,822
Gabelli Capital Asset Fund	801,294	1,651,020
RS International Growth VIP Series Class I	1,447,918	3,349,784
RS Emerging Markets VIP Series Class I	1,043,297	1,521,050
RS Small Cap Growth Equity VIP Series Class I	609,439	1,608,965
Value Line Centurion Fund	519,466	1,125,299
Value Line Strategic Asset Management Trust	640,736	1,471,223
Invesco V.I. Capital Appreciation Fund Series I	140,002	316,412
Invesco V.I. Utilities Fund Series I	147,670	418,411
Invesco V.I. Core Equity Fund Series I	486,153	845,186
AllianceBernstein VPS Growth & Income Portfolio Class B	303,078	275,780
AllianceBernstein VPS Large Cap Growth Portfolio Class B	20,473	56,658
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	11,267	53,661
AllianceBernstein VPS Value Portfolio Class B	69,436	198,773
American Century VP International Fund Class I	122,061	895,710
American Century VP Value Fund Class I	292,357	434,337
Davis Financial Portfolio	5,041	3,819
Davis Real Estate Portfolio	14,887	28,562
Davis Value Portfolio	54,664	130,283
Fidelity VIP Contrafund Portfolio Initial Class	1,036,057	1,776,348
Fidelity VIP Equity-Income Portfolio Initial Class	251,607	521,676
Fidelity VIP Growth Opportunities Portfolio Initial Class	336,610	476,514
Fidelity VIP High Income Portfolio Initial Class	141,768	141,675
Fidelity VIP Index 500 Portfolio Initial Class	702,085	1,049,751
Fidelity VIP Contrafund Portfolio Service Class 2	76,423	166,931
Fidelity VIP Equity-Income Portfolio Service Class 2	35,563	27,138
Fidelity VIP Growth Opportunities Portfolio Service Class 2	12,615	34,797
Fidelity VIP Mid Cap Portfolio Service Class 2	39,715	417,483
Janus Aspen Enterprise Portfolio Institutional Shares	225,689	534,785
Janus Aspen Forty Portfolio Institutional Shares	153,122	321,632
Janus Aspen Janus Portfolio Institutional Shares	121,010	351,735
Janus Aspen Worldwide Portfolio Institutional Shares	233,788	449,558
Janus Aspen Enterprise Portfolio Service Shares	16,372	45,675
Janus Aspen Forty Portfolio Service Shares	15,740	22,158
Janus Aspen Janus Portfolio Service Shares	19,586	25,870
Janus Aspen Worldwide Portfolio Service Shares	26,529	28,799
MFS Research Bond Series Initial Class	87,596	449,178
MFS Growth Series Initial Class	318,506	453,859
MFS Investors Trust Series Initial Class	271,016	381,205
MFS New Discovery Series Initial Class	314,086	224,396
MFS Research Series Initial Class	289,757	141,624
MFS Total Return Series Initial Class	586,047	1,639,101

Total	$23,765,660	$43,624,707

B-33

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (continued)

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts a daily charge through a reduction of the unit value, equal to an annual rate of .60% (which will never be more than .90%) of the average daily net assets applicable to the Account for Park Avenue Life Series. For Park Avenue Millennium Series, GIAC deducts a monthly charge by redeeming units of the investment divisions, equal to an annual rate of .60% (reduced to .40% after the policy’s 12th anniversary) of the policy account value.

Under the terms of the policy, GIAC also deducts certain charges from the policy account value. These other contractual charges are deducted by redeeming units of the investment divisions and consist of:

a)	A monthly charge for the cost of life insurance, based on the face value of the policyowner’s insurance in force, as compensation for the anticipated cost of paying death benefits.

b)	Policy and administrative fees, which vary with the face amount, age of the insured or the duration of the contract.

c)	An annual state premium tax charge as a percentage of the basic premium. This rate varies by state of jurisdiction.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

For the years ended December 31, 2010 and 2011, contractual charges amounted to $10,165,542 and $9,073,433 respectively.

Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, that are attributable to the Account.

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investment Management Co. LLC (RS Investments), a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

RS Investments serves as investment adviser and administrator to each of the Variable Products Funds Series (RS Funds). GIS serves as sub-adviser to certain RS Funds and is the principal underwriter to all RS Funds. In addition, RS Investments, GIS, Guardian Baillie Gifford Ltd. (GBG), and Baillie Gifford Overseas Ltd. (BG Overseas) also have the roles described below. GIAC and BG Overseas each have an equity ownership interest in GBG.

RS Investments provides day-to-day investment management services to the following funds:

•RS Large Cap Alpha VIP Series Class I	•RS Small Cap Growth Equity VIP Series Class I
•RS Partners VIP Series Class I

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’s performance:

•RS Investment Quality Bond VIP Series Class I	•RS S&P 500 Index VIP Series Class I
•RS High Yield VIP Series Class I (formerly RS High Yield Bond VIP Series Class I)	•RS Low Duration Bond VIP Series Class I
•RS Money Market VIP Series Class I

GBG serves as sub-adviser, and BG Overseas serves as sub-sub-adviser and provides day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

•RS International Growth VIP Series Class I	•RS Emerging Markets VIP Series Class I

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the table below for investment advisory and administrative

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NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (continued)

services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Funds’ average daily net assets. The sub-advisory fee payable to GIS and GBG by RS Investments also covers the administrative and accounting services provided by GIS and GBG to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Large Cap Alpha VIP Series Class I	None	0.50%	N/A
RS S&P 500 Index VIP Series Class I	GIS	0.25%	0.2375%
RS High Yield VIP Series Class I (formerly RS High Yield Bond VIP Series Class I)	GIS	0.60%	0.5700%
RS Low Duration Bond VIP Series Class I	GIS	0.45%	0.4275%
RS Partners VIP Series Class I	None	1.00%	N/A
RS Small Cap Growth Equity VIP Series Class I	None	0.75%	N/A
RS International Growth VIP Series Class I	GBG	0.80%	0.7600%
RS Emerging Markets VIP Series Class I	GBG	1.00%	0.9500%
RS Investment Quality Bond VIP Series Class I	GIS	0.50%	0.4750%
RS Money Market VIP Series Class I	GIS	0.45%	0.4275%

Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is .40% of RS International Growth VIP Series average daily net assets and .50% of RS Emerging Markets VIP Series average daily net assets.

GIS has a management agreement with Gabelli Capital Asset Fund and earns fees of .25% of the average daily net assets. GIAC has administrative service fee agreements with GIS, RS Investment Management Co., LLC, Invesco Advisors, Inc., AllianceBernstein LP, American Century Investment Management Inc., Davis Selected Advisers LP, Fidelity Management & Research Company, Janus Capital Management, LLC, Massachusetts Financial Services Company, and EULAV Asset Management, LLC, which compensate GIAC for administrative services provided. These fees range from .05% to .50% of the average daily net assets.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2011 and 2010, were as follows:

	2011			2010
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Large Cap Alpha VIP Series Class I	513,960	893,430	(379,470)	590,967	1,093,440	(502,473)
RS S&P 500 Index VIP Series Class I	31,556	53,830	(22,274)	41,122	94,620	(53,498)
RS High Yield VIP Series Class I (formerly RS High Yield Bond VIP Series Class I)	614	848	(234)	721	329	392
RS Low Duration Bond VIP Series Class I	47,086	33,503	13,583	72,694	102,170	(29,476)
RS Partners VIP Series Class I	17,260	21,058	(3,798)	40,118	40,714	(596)
RS Investment Quality Bond VIP Series Class I	28,210	42,435	(14,225)	39,536	65,415	(25,879)
RS Money Market VIP Series Class I	410,732	351,838	58,894	375,463	380,705	(5,242)
Gabelli Capital Asset Fund	48,747	84,874	(36,127)	54,193	96,133	(41,940)
RS International Growth VIP Series Class I	49,795	157,133	(107,338)	87,287	119,739	(32,452)
RS Emerging Markets VIP Series Class I	14,228	38,871	(24,643)	32,085	61,523	(29,438)
RS Small Cap Growth Equity VIP Series Class I	44,090	89,263	(45,173)	58,191	105,137	(46,946)
Value Line Centurion Fund	55,888	89,757	(33,869)	76,946	95,407	(18,461)

B-35

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (continued)

	2011			2010
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Value Line Strategic Asset Management Trust	41,177	71,808	(30,631)	53,914	116,796	(62,882)
Invesco V.I. Capital Appreciation Fund Series I	20,353	34,917	(14,564)	30,257	51,586	(21,329)
Invesco V.I. Utilities Fund Series I	9,981	36,311	(26,330)	16,563	19,974	(3,411)
Invesco V.I. Core Equity Fund Series I	48,117	74,833	(26,716)	59,607	89,857	(30,250)
AllianceBernstein VPS Growth & Income Portfolio Class B	25,925	25,049	876	31,264	20,269	10,995
AllianceBernstein VPS Large Cap Growth Portfolio Class B	1,956	5,143	(3,187)	2,902	4,943	(2,041)
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	1,055	4,631	(3,576)	1,461	6,373	(4,912)
AllianceBernstein VPS Value Portfolio Class B	7,111	19,575	(12,464)	11,160	15,989	(4,829)
American Century VP International Fund Class I	16,605	68,691	(52,086)	51,682	62,203	(10,521)
American Century VP Value Fund Class I	16,529	26,436	(9,907)	19,129	41,210	(22,081)
Davis Financial Portfolio	431	369	62	467	362	105
Davis Real Estate Portfolio	629	1,204	(575)	783	1,519	(736)
Davis Value Portfolio	3,357	10,683	(7,326)	4,011	3,812	199
Fidelity VIP Contrafund Portfolio Initial Class	89,425	143,330	(53,905)	96,633	172,205	(75,572)
Fidelity VIP Equity-Income Portfolio Initial Class	20,851	42,979	(22,128)	30,151	52,100	(21,949)
Fidelity VIP Growth Opportunities Portfolio Initial Class	37,557	48,939	(11,382)	40,682	49,237	(8,555)
Fidelity VIP High Income Portfolio Initial Class	7,867	10,660	(2,793)	12,574	7,106	5,468
Fidelity VIP Index 500 Portfolio Initial Class	55,973	96,563	(40,590)	73,067	125,034	(51,967)
Fidelity VIP Contrafund Portfolio Service Class 2	4,978	10,897	(5,919)	6,013	9,045	(3,032)
Fidelity VIP Equity-Income Portfolio Service Class 2	2,808	2,559	249	3,416	4,479	(1,063)
Fidelity VIP Growth Opportunities Portfolio Service Class 2	1,492	3,819	(2,327)	2,524	2,063	461
Fidelity VIP Mid Cap Portfolio Service Class 2	2,400	17,549	(15,149)	3,683	3,631	52
Janus Aspen Enterprise Portfolio Institutional Shares	45,863	87,041	(41,178)	66,797	179,956	(113,159)
Janus Aspen Forty Portfolio Institutional Shares	21,254	37,196	(15,942)	36,144	59,143	(22,999)
Janus Aspen Janus Portfolio Institutional Shares	25,129	56,987	(31,858)	38,962	55,825	(16,863)
Janus Aspen Worldwide Portfolio Institutional Shares	48,000	81,776	(33,776)	70,947	146,331	(75,384)
Janus Aspen Enterprise Portfolio Service Shares	1,853	3,770	(1,917)	1,951	2,732	(781)
Janus Aspen Forty Portfolio Service Shares	1,150	1,584	(434)	1,344	1,584	(240)
Janus Aspen Janus Portfolio Service Shares	2,235	2,881	(646)	3,221	4,300	(1,079)
Janus Aspen Worldwide Portfolio Service Shares	3,950	4,326	(376)	3,893	5,328	(1,435)
MFS Research Bond Series Initial Class	4,302	23,271	(18,969)	7,639	12,585	(4,946)
MFS Growth Series Initial Class	32,023	40,724	(8,701)	41,201	74,686	(33,485)
MFS Investors Trust Series Initial Class	26,197	35,247	(9,050)	34,604	48,801	(14,197)
MFS New Discovery Series Initial Class	17,688	20,273	(2,585)	15,741	34,106	(18,365)
MFS Research Series Initial Class	17,583	3,275	14,308	8,019	41,852	(33,833)
MFS Total Return Series Initial Class	31,664	94,544	(62,880)	43,872	73,691	(29,819)

B-36

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NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (continued)

NOTE 6 — UNIT VALUES

The following represent amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to policyowner accounts through redemption of units.

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE LIFE SERIES
RS Large Cap Alpha VIP Series Class I
2011	3,519,355	$21.46	$75,517,629	0.60%	0.94%	-9.77%
2010	3,894,001	23.78	92,602,308	0.60%	2.31%	16.35%
2009	4,371,913	20.44	89,357,180	0.60%	0.18%	24.34%
2008	4,775,836	16.44	78,502,969	0.60%	1.23%	-30.05%
2007	5,112,924	23.50	120,144,083	0.60%	0.92%	14.50%
RS S&P 500 Index VIP Series Class I
2011	121,921	$9.71	$1,183,793	0.60%	1.69%	1.34%
2010	144,649	9.58	1,385,944	0.60%	1.60%	14.08%
2009	200,366	8.40	1,682,814	0.60%	2.02%	25.49%
2008	239,031	6.69	1,599,752	0.60%	2.08%	-37.54%
2007	289,989	10.71	3,107,048	0.60%	1.70%	4.59%
RS Low Duration Bond VIP Series Class I
2011	80,364	$12.57	$1,010,577	0.60%	2.69%	1.30%
2010	68,720	12.41	853,066	0.60%	3.07%	3.95%
2009	98,485	11.94	1,176,149	0.60%	5.18%	5.74%
2008	27,387	11.29	309,305	0.60%	4.03%	2.94%
2007	12,315	10.97	135,108	0.60%	4.45%	4.84%
RS Partners VIP Series Class I
2011	38,196	$13.29	$507,704	0.60%	0.00%	-8.30%
2010	41,825	14.49	606,231	0.60%	0.00%	25.90%
2009	42,547	11.51	489,837	0.60%	0.00%	38.82%
2008	45,358	8.29	376,167	0.60%	0.00%	-34.39%
2007	51,161	12.64	646,719	0.60%	0.00%	-2.61%
RS Investment Quality Bond VIP Series Class I
2011	153,568	$23.81	$3,656,701	0.60%	3.72%	6.43%
2010	168,198	22.37	3,762,982	0.60%	3.52%	7.07%
2009	194,019	20.89	4,053,949	0.60%	4.10%	10.53%
2008	192,652	18.90	3,641,865	0.60%	4.68%	-0.14%
2007	226,266	18.93	4,283,166	0.60%	4.69%	5.59%
RS Money Market VIP Series Class I
2011	319,510	$14.49	$4,629,948	0.60%	0.03%	-0.57%
2010	261,404	14.57	3,809,805	0.60%	0.02%	-0.58%
2009	267,807	14.66	3,926,076	0.60%	0.06%	-0.54%
2008	259,105	14.74	3,819,268	0.60%	2.03%	1.45%
2007	226,238	14.53	3,287,287	0.60%	4.84%	4.07%
Gabelli Capital Asset Fund
2011	274,267	$24.69	$6,772,399	0.60%	0.44%	-0.86%
2010	307,378	24.91	7,655,692	0.60%	0.43%	29.11%
2009	347,347	19.29	6,700,672	0.60%	0.80%	33.90%
2008	405,320	14.41	5,839,621	0.60%	0.82%	-40.79%
2007	437,767	24.33	10,652,000	0.60%	0.46%	8.48%
RS International Growth VIP Series Class I
2011	338,005	$21.71	$7,339,466	0.60%	1.04%	-12.18%
2010	393,697	24.72	9,734,008	0.60%	1.68%	13.51%
2009	428,836	21.78	9,341,206	0.60%	1.85%	38.15%
2008	466,778	15.77	7,359,905	0.60%	1.74%	-43.62%
2007	506,371	27.97	14,162,516	0.60%	3.53%	14.33%

B-37

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE LIFE SERIES
RS Emerging Markets VIP Series Class I
2011	110,041	$37.16	$4,088,797	0.60%	0.00%	-21.45%
2010	134,574	47.30	6,365,657	0.60%	2.73%	18.42%
2009	163,220	39.95	6,519,897	0.60%	3.48%	95.19%
2008	181,917	20.46	3,722,913	0.60%	0.29%	-56.91%
2007	198,941	47.49	9,447,702	0.60%	2.05%	44.52%
RS Small Cap Growth Equity VIP Series Class I
2011	315,067	$20.37	$6,418,174	0.60%	0.00%	-2.87%
2010	358,943	20.97	7,528,003	0.60%	0.00%	26.81%
2009	404,243	16.54	6,685,757	0.60%	0.00%	36.33%
2008	444,932	12.13	5,397,791	0.60%	0.46%	-35.57%
2007	481,064	18.83	9,058,650	0.60%	0.80%	4.50%
Value Line Centurion Fund
2011	402,052	$16.20	$6,512,864	0.60%	0.00%	4.56%
2010	435,888	15.49	6,752,947	0.60%	2.22%	25.00%
2009	455,168	12.39	5,641,461	0.60%	0.00%	10.42%
2008	500,880	11.22	5,622,229	0.60%	0.00%	-49.58%
2007	527,709	22.26	11,747,806	0.60%	0.00%	19.99%
Value Line Strategic Asset Management Trust
2011	340,440	$27.88	$9,492,208	0.60%	0.57%	3.06%
2010	369,973	27.05	10,009,489	0.60%	0.79%	14.51%
2009	429,609	23.63	10,149,852	0.60%	1.15%	20.43%
2008	491,572	19.62	9,643,570	0.60%	1.43%	-29.81%
2007	516,874	27.95	14,446,616	0.60%	0.95%	14.59%
Invesco V.I. Capital Appreciation Fund Series I
2011	130,868	$10.63	$1,390,909	0.60%	0.15%	-8.46%
2010	145,217	11.61	1,686,121	0.60%	0.77%	14.80%
2009	166,484	10.11	1,683,896	0.60%	0.60%	20.35%
2008	197,007	8.40	1,655,660	0.60%	0.00%	-42.84%
2007	198,897	14.70	2,924,278	0.60%	0.00%	11.34%
Invesco V.I. Utilities Fund Series I
2011	46,915	$11.69	$548,644	0.60%	3.07%	15.75%
2010	73,011	10.10	737,646	0.60%	3.68%	5.66%
2009	76,165	9.56	728,278	0.60%	4.48%	14.24%
2008	110,594	8.37	925,674	0.60%	2.69%	-32.76%
2007	116,878	12.45	1,454,946	0.60%	1.92%	19.92%
Invesco V.I. Core Equity Fund Series I
2011	312,122	$13.61	$4,248,980	0.60%	0.97%	-0.66%
2010	338,170	13.70	4,634,303	0.60%	0.96%	8.90%
2009	368,124	12.58	4,632,587	0.60%	1.80%	27.53%
2008	435,968	9.87	4,302,071	0.60%	2.13%	-30.56%
2007	466,172	14.21	6,624,773	0.60%	1.07%	7.47%
AllianceBernstein VPS Growth & Income Portfolio Class B
2011	156,106	$12.09	$1,887,019	0.60%	1.08%	5.43%
2010	154,220	11.47	1,768,145	0.60%	0.00%	12.12%
2009	143,672	10.23	1,469,132	0.60%	3.70%	19.63%
2008	79,414	8.55	678,821	0.60%	1.81%	-41.05%
2007	91,148	14.50	1,321,679	0.60%	1.23%	4.23%

B-38

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE LIFE SERIES
AllianceBernstein VPS Large Cap Growth Porfolio Class B
2011	7,987	$11.27	$90,460	0.60%	0.09%	-4.33%
2010	11,197	11.78	131,874	0.60%	0.27%	9.17%
2009	13,259	10.79	143,039	0.60%	0.00%	36.28%
2008	16,349	7.92	129,415	0.60%	0.00%	-40.18%
2007	19,167	13.23	253,642	0.60%	0.00%	12.93%
AllianceBernstein VPS Global Thematic Growth Portfolio Class B
2011	7,822	$9.60	$75,065	0.60%	0.33%	-23.87%
2010	11,422	12.60	143,972	0.60%	2.03%	17.87%
2009	16,371	10.69	175,071	0.60%	0.00%	52.22%
2008	14,038	7.03	98,622	0.60%	0.00%	-47.78%
2007	14,965	13.45	201,331	0.60%	0.00%	19.17%
AllianceBernstein VPS Value Portfolio Class B
2011	46,830	$10.93	$511,848	0.60%	1.23%	-4.35%
2010	59,171	11.43	676,175	0.60%	1.82%	10.75%
2009	64,153	10.32	661,941	0.60%	3.11%	20.31%
2008	75,463	8.58	647,188	0.60%	2.11%	-41.37%
2007	75,573	14.63	1,105,448	0.60%	1.15%	-4.74%
American Century VP International Fund Class I
2011	83,575	$13.14	$1,098,200	0.60%	1.33%	-12.57%
2010	135,661	15.03	2,038,898	0.60%	2.35%	12.61%
2009	146,182	13.35	1,950,962	0.60%	2.02%	32.96%
2008	154,808	10.04	1,553,893	0.60%	0.81%	-45.16%
2007	157,258	18.30	2,878,114	0.60%	0.64%	17.35%
American Century VP Value Fund Class I
2011	132,043	$17.85	$2,356,595	0.60%	2.02%	0.41%
2010	141,950	17.77	2,523,092	0.60%	2.19%	12.74%
2009	164,031	15.77	2,586,055	0.60%	5.75%	19.14%
2008	195,886	13.23	2,592,042	0.60%	2.41%	-27.22%
2007	205,500	18.18	3,736,099	0.60%	1.59%	-5.71%
Fidelity VIP Contrafund Portfolio Initial Class
2011	533,577	$14.05	$7,494,352	0.60%	0.99%	-3.11%
2010	587,482	14.50	8,516,373	0.60%	1.22%	16.51%
2009	663,054	12.44	8,249,605	0.60%	1.41%	34.90%
2008	736,178	9.22	6,789,967	0.60%	0.98%	-42.86%
2007	798,298	16.14	12,885,693	0.60%	0.95%	16.89%
Fidelity VIP Equity-Income Portfolio Initial Class
2011	175,277	$14.82	$2,596,956	0.60%	2.42%	0.37%
2010	197,405	14.76	2,914,156	0.60%	1.81%	14.46%
2009	219,354	12.90	2,829,128	0.60%	2.30%	29.43%
2008	234,530	9.97	2,337,104	0.60%	2.47%	-43.00%
2007	253,800	17.48	4,436,997	0.60%	1.79%	0.92%
Fidelity VIP Growth Opportunities Portfolio Initial Class
2011	244,700	$10.49	$2,566,035	0.60%	0.16%	1.68%
2010	256,082	10.31	2,640,963	0.60%	0.22%	22.99%
2009	264,637	8.38	2,218,973	0.60%	0.49%	44.98%
2008	286,236	5.78	1,655,507	0.60%	0.42%	-55.29%
2007	293,647	12.94	3,798,463	0.60%	0.00%	22.44%

B-39

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE LIFE SERIES
Fidelity VIP High Income Portfolio Initial Class
2011	43,543	$13.73	$597,991	0.60%	6.96%	3.41%
2010	46,336	13.28	615,392	0.60%	8.20%	13.14%
2009	40,868	11.74	479,725	0.60%	7.97%	43.09%
2008	41,720	8.20	342,247	0.60%	8.29%	-25.44%
2007	50,031	11.00	550,431	0.60%	7.66%	2.17%
Fidelity VIP Index 500 Portfolio Initial Class
2011	430,764	$14.36	$6,184,515	0.60%	1.92%	1.43%
2010	471,354	14.16	6,672,094	0.60%	1.89%	14.33%
2009	523,321	12.38	6,479,078	0.60%	2.54%	25.85%
2008	582,600	9.84	5,731,563	0.60%	2.15%	-37.38%
2007	619,065	15.71	9,725,332	0.60%	3.58%	4.81%
Janus Aspen Enterprise Portfolio Institutional Shares
2011	331,722	$7.12	$2,361,786	0.60%	0.00%	-2.01%
2010	372,900	7.27	2,709,481	0.60%	0.07%	25.09%
2009	486,059	5.81	2,823,231	0.60%	0.00%	43.96%
2008	527,364	4.03	2,127,812	0.60%	0.25%	-44.06%
2007	549,395	7.21	3,962,666	0.60%	0.22%	21.31%
Janus Aspen Forty Portfolio Institutional Shares
2011	142,198	$9.59	$1,364,358	0.60%	0.37%	-7.25%
2010	158,140	10.35	1,636,002	0.60%	0.35%	6.11%
2009	181,139	9.75	1,766,051	0.60%	0.04%	45.46%
2008	192,905	6.70	1,293,000	0.60%	0.14%	-44.49%
2007	180,322	12.07	2,177,231	0.60%	0.34%	36.17%
Janus Aspen Janus Portfolio Institutional Shares
2011	165,728	$6.91	$1,144,498	0.60%	0.56%	-5.87%
2010	197,586	7.34	1,449,586	0.60%	1.10%	13.83%
2009	214,449	6.45	1,382,148	0.60%	0.55%	35.53%
2008	219,071	4.76	1,041,768	0.60%	0.74%	-40.08%
2007	226,895	7.94	1,800,747	0.60%	0.73%	14.40%
Janus Aspen Worldwide Portfolio Institutional Shares
2011	340,040	$5.90	$2,007,645	0.60%	0.57%	-14.26%
2010	373,816	6.89	2,574,105	0.60%	0.61%	15.14%
2009	449,200	5.98	2,686,476	0.60%	1.45%	36.87%
2008	450,832	4.37	1,969,860	0.60%	1.22%	-44.99%
2007	436,420	7.94	3,466,700	0.60%	0.75%	8.97%
MFS Research Bond Series Initial Class
2011	22,253	$20.63	$459,107	0.60%	2.55%	6.11%
2010	41,222	19.44	801,530	0.60%	3.14%	6.82%
2009	46,168	18.20	840,382	0.60%	3.54%	15.46%
2008	33,121	15.77	522,163	0.60%	3.02%	-2.95%
2007	35,720	16.25	580,265	0.60%	3.16%	3.58%
MFS Growth Series Initial Class
2011	222,572	$14.87	$3,309,019	0.60%	0.19%	-0.92%
2010	230,713	15.01	3,462,005	0.60%	0.12%	14.65%
2009	263,553	13.09	3,449,588	0.60%	0.32%	36.85%
2008	299,728	9.56	2,866,711	0.60%	0.22%	-37.79%
2007	297,888	15.38	4,580,101	0.60%	0.00%	20.45%

B-40

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE LIFE SERIES
MFS Investors Trust Series Initial Class
2011	191,476	$14.25	$2,727,712	0.60%	0.93%	-2.77%
2010	197,529	14.65	2,894,051	0.60%	1.21%	10.43%
2009	211,171	13.27	2,801,687	0.60%	1.69%	26.14%
2008	240,494	10.52	2,529,573	0.60%	0.85%	-33.48%
2007	257,257	15.81	4,067,933	0.60%	0.86%	9.64%
MFS New Discovery Series Initial Class
2011	68,834	$11.94	$822,063	0.60%	0.00%	-10.81%
2010	71,460	13.39	956,808	0.60%	0.00%	35.52%
2009	89,584	9.88	885,105	0.60%	0.00%	62.21%
2008	84,950	6.09	517,443	0.60%	0.00%	-39.69%
2007	86,671	10.10	875,419	0.60%	0.00%	1.90%
MFS Research Series Initial Class
2011	35,493	$9.34	$331,655	0.60%	1.06%	-1.05%
2010	20,710	9.44	195,570	0.60%	1.01%	15.20%
2009	48,990	8.20	401,581	0.60%	1.44%	29.76%
2008	47,159	6.32	297,911	0.60%	0.50%	-36.47%
2007	42,325	9.94	420,868	0.60%	0.69%	12.52%
MFS Total Return Series Initial Class
2011	202,014	$18.42	$3,721,021	0.60%	2.58%	1.16%
2010	258,949	18.21	4,715,009	0.60%	2.72%	9.27%
2009	286,329	16.66	4,771,252	0.60%	3.75%	17.32%
2008	314,667	14.20	4,469,331	0.60%	3.13%	-22.60%
2007	322,862	18.35	5,924,724	0.60%	2.52%	3.59%

B-41

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE MILLENNIUM SERIES
RS Large Cap Alpha VIP Series Class I
2011	121,617	$8.35	$1,015,876	—	0.94%	-9.22%
2010	126,441	9.20	1,163,484	—	2.31%	17.05%
2009	151,002	7.86	1,187,063	—	0.18%	25.09%
2008	161,781	6.28	1,016,680	—	1.23%	-29.62%
2007	168,956	8.93	1,508,697	—	0.92%	15.19%
RS S&P 500 Index VIP Series Class I
2011	60,673	$10.31	$625,606	—	1.69%	1.95%
2010	60,219	10.11	609,050	—	1.60%	14.77%
2009	58,000	8.81	511,119	—	2.02%	26.25%
2008	64,028	6.98	446,922	—	2.08%	-37.16%
2007	93,447	11.11	1,037,940	—	1.70%	5.22%
RS High Yield VIP Series Class I (formerly RS High Yield Bond VIP Series Class I)
2011	3,925	$18.89	$74,160	—	7.67%	4.19%
2010	4,159	18.13	75,412	—	9.25%	13.72%
2009	3,767	15.95	60,071	—	7.57%	38.10%
2008	4,157	11.55	47,993	—	9.43%	-20.83%
2007	3,558	14.58	51,897	—	8.61%	1.19%
RS Low Duration Bond VIP Series Class I
2011	2,611	$13.17	$34,391	—	2.69%	1.91%
2010	672	12.92	8,681	—	3.07%	4.57%
2009	383	12.36	4,738	—	5.18%	6.38%
2008	113	11.62	1,318	—	4.03%	3.56%
2007	87	11.22	976	—	4.45%	5.48%
RS Partners VIP Series Class I
2011	975	$13.92	$13,578	—	0.00%	-7.74%
2010	1,144	15.09	17,269	—	0.00%	26.66%
2009	1,018	11.91	12,132	—	0.00%	39.66%
2008	840	8.53	7,167	—	0.00%	-34.00%
2007	658	12.92	8,499	—	0.00%	-2.03%
RS Investment Quality Bond VIP Series Class I
2011	13,489	$20.21	$272,675	—	3.72%	7.08%
2010	13,084	18.88	247,008	—	3.52%	7.72%
2009	13,142	17.53	230,326	—	4.10%	11.20%
2008	13,551	15.76	213,567	—	4.68%	0.47%
2007	12,674	15.69	198,826	—	4.69%	6.22%
RS Money Market VIP Series Class I
2011	33,077	$12.64	$417,997	—	0.03%	0.03%
2010	32,289	12.63	407,933	—	0.02%	0.02%
2009	31,128	12.63	393,196	—	0.06%	0.06%
2008	33,086	12.62	417,701	—	2.03%	2.06%
2007	22,085	12.37	273,190	—	4.84%	4.70%
Gabelli Capital Asset Fund
2011	20,468	$19.57	$400,639	—	0.44%	-0.26%
2010	23,484	19.63	460,879	—	0.43%	29.89%
2009	25,455	15.11	384,604	—	0.80%	34.70%
2008	31,937	11.22	358,230	—	0.82%	-40.43%
2007	30,491	18.83	574,142	—	0.46%	9.13%

B-42

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE MILLENNIUM SERIES
RS International Growth VIP Series Class I
2011	15,090	$11.13	$167,887	—	1.04%	-11.65%
2010	66,736	12.59	840,332	—	1.68%	14.19%
2009	64,049	11.03	706,275	—	1.85%	38.98%
2008	58,721	7.93	465,898	—	1.74%	-43.28%
2007	56,884	13.99	795,743	—	3.53%	15.02%
RS Emerging Markets VIP Series Class I
2011	7,164	$31.96	$229,004	—	0.00%	-20.97%
2010	7,274	40.45	294,233	—	2.73%	19.13%
2009	8,066	33.95	273,852	—	3.48%	96.37%
2008	7,729	17.29	133,630	—	0.29%	-56.65%
2007	7,418	39.88	295,850	—	2.05%	45.40%
RS Small Cap Growth Equity VIP Series Class I
2011	27,929	$15.91	$444,303	—	0.00%	-2.28%
2010	29,226	16.28	475,807	—	0.00%	27.57%
2009	30,872	12.76	393,971	—	0.00%	37.15%
2008	32,482	9.30	302,236	—	0.46%	-35.18%
2007	34,141	14.36	490,113	—	0.80%	5.13%
Value Line Centurion Fund
2011	14,922	$7.44	$111,041	—	0.00%	5.19%
2010	14,955	7.07	105,788	—	2.22%	25.75%
2009	14,136	5.63	79,520	—	0.00%	11.09%
2008	12,960	5.06	65,630	—	0.00%	-49.27%
2007	13,354	9.98	133,306	—	0.00%	20.72%
Value Line Strategic Asset Management Trust
2011	17,236	$13.36	$230,240	—	0.57%	3.68%
2010	18,334	12.88	236,212	—	0.79%	15.20%
2009	21,580	11.18	241,328	—	1.15%	21.16%
2008	24,284	9.23	224,146	—	1.43%	-29.39%
2007	29,707	13.07	388,319	—	0.95%	15.28%
Invesco V.I. Capital Appreciation Fund Series I
2011	8,485	$6.30	$53,496	—	0.15%	-7.91%
2010	8,700	6.85	59,561	—	0.77%	15.49%
2009	8,762	5.93	51,945	—	0.60%	21.08%
2008	12,276	4.90	60,105	—	0.00%	-42.49%
2007	12,985	8.51	110,556	—	0.00%	12.01%
Invesco V.I. Utilities Fund Series I
2011	1,698	$12.38	$21,013	—	3.07%	16.45%
2010	1,932	10.63	20,535	—	3.68%	6.30%
2009	2,189	10.00	21,890	—	4.48%	14.93%
2008	3,281	8.70	28,541	—	2.69%	-32.35%
2007	2,611	12.86	33,577	—	1.92%	20.64%
Invesco V.I. Core Equity Fund Series I
2011	21,339	$8.78	$187,303	—	0.97%	-0.06%
2010	22,007	8.78	193,287	—	0.96%	9.56%
2009	22,303	8.02	178,802	—	1.80%	28.30%
2008	23,179	6.25	144,838	—	2.13%	-30.14%
2007	27,607	8.94	246,937	—	1.07%	8.12%

B-43

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE MILLENNIUM SERIES
AllianceBernstein VPS Growth & Income Portfolio Class B
2011	1,535	$12.34	$18,944	—	1.08%	6.07%
2010	2,545	11.63	29,598	—	0.00%	12.80%
2009	2,098	10.31	21,636	—	3.70%	20.35%
2008	2,269	8.57	19,438	—	1.81%	-40.69%
2007	4,469	14.45	64,562	—	1.23%	4.86%
AllianceBernstein VPS Large Cap Growth Portfolio Class B
2011	277	$11.94	$3,309	—	0.09%	-3.75%
2010	254	12.41	3,151	—	0.27%	9.83%
2009	233	11.30	2,632	—	0.00%	37.10%
2008	415	8.24	3,422	—	0.00%	-39.82%
2007	360	13.69	4,932	—	0.00%	13.61%
AllianceBernstein VPS Global Thematic Growth Portfolio Class B
2011	414	$10.17	$4,209	—	0.33%	-23.41%
2010	390	13.28	5,174	—	2.03%	18.58%
2009	353	11.20	3,957	—	0.00%	53.14%
2008	302	7.31	2,206	—	0.00%	-47.46%
2007	347	13.92	4,833	—	0.00%	19.89%
AllianceBernstein VPS Value Portfolio Class B
2011	1,646	$11.56	$19,033	—	1.23%	-3.78%
2010	1,769	12.02	21,259	—	1.82%	11.42%
2009	1,616	10.79	17,428	—	3.11%	21.04%
2008	2,312	8.91	20,602	—	2.11%	-41.01%
2007	1,961	15.11	29,626	—	1.15%	-4.16%
Davis Financial Portfolio
2011	3,632	$11.99	$43,542	—	1.38%	-7.96%
2010	3,570	13.03	46,500	—	0.89%	11.10%
2009	3,465	11.73	40,631	—	0.88%	41.18%
2008	3,391	8.31	28,159	—	0.00%	-46.36%
2007	5,401	15.48	83,638	—	1.15%	-6.05%
Davis Real Estate Portfolio
2011	2,649	$26.08	$69,066	—	1.30%	8.89%
2010	3,224	23.95	77,211	—	1.76%	19.70%
2009	3,960	20.01	79,235	—	2.78%	31.73%
2008	3,669	15.19	55,720	—	0.48%	-46.91%
2007	3,936	28.61	112,618	—	3.39%	-15.48%
Davis Value Portfolio
2011	20,065	$12.20	$244,726	—	0.72%	-4.18%
2010	27,391	12.73	348,638	—	1.39%	12.76%
2009	27,192	11.29	306,927	—	0.92%	31.16%
2008	28,542	8.61	245,635	—	1.42%	-40.32%
2007	31,961	14.42	460,912	—	1.20%	4.64%
Fidelity VIP Contrafund Portfolio Service Class 2
2011	27,494	$14.75	$405,548	—	0.71%	-2.78%
2010	33,413	15.17	506,981	—	1.00%	16.93%
2009	36,445	12.98	472,928	—	1.22%	35.47%
2008	38,045	9.58	364,433	—	0.49%	-42.69%
2007	40,664	16.71	679,679	—	0.76%	17.30%

B-44

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE MILLENNIUM SERIES
Fidelity VIP Equity-Income Portfolio Service Class 2
2011	17,396	$13.39	$232,954	—	2.37%	0.66%
2010	17,147	13.30	228,124	—	1.65%	14.92%
2009	18,210	11.58	210,815	—	2.16%	29.88%
2008	18,791	8.91	167,492	—	7.82%	-42.81%
2007	18,535	15.59	288,874	—	1.61%	1.27%
Fidelity VIP Growth Opportunities Portfolio Service Class 2
2011	7,854	$9.09	$71,372	—	0.00%	1.97%
2010	10,181	8.91	90,728	—	0.00%	23.47%
2009	9,720	7.22	70,154	—	0.26%	45.46%
2008	8,465	4.96	41,998	—	0.10%	-55.14%
2007	7,815	11.06	86,423	—	0.00%	22.91%
Fidelity VIP Mid Cap Portfolio Service Class 2
2011	12,439	$24.40	$303,449	—	0.01%	-10.85%
2010	27,588	27.37	754,969	—	0.13%	28.57%
2009	27,536	21.28	586,087	—	0.47%	39.75%
2008	27,372	15.23	416,879	—	0.36%	-39.61%
2007	26,774	25.22	675,198	—	0.49%	15.34%
Janus Aspen Enterprise Portfolio Service Shares
2011	14,681	$14.97	$219,831	—	0.00%	-1.65%
2010	16,598	15.23	252,715	—	0.00%	25.52%
2009	17,379	12.13	210,808	—	0.00%	44.44%
2008	18,166	8.40	152,550	—	0.06%	-43.86%
2007	20,969	14.96	313,641	—	0.07%	21.74%
Janus Aspen Forty Portfolio Service Shares
2011	9,873	$14.63	$144,407	—	0.25%	-6.94%
2010	10,307	15.72	162,010	—	0.23%	6.48%
2009	10,547	14.76	155,688	—	0.01%	46.01%
2008	14,471	10.11	146,292	—	0.01%	-44.31%
2007	15,075	18.15	273,661	—	0.18%	36.63%
Janus Aspen Janus Portfolio Service Shares
2011	13,795	$10.27	$141,677	—	0.44%	-5.54%
2010	14,441	10.87	157,009	—	0.37%	14.26%
2009	15,520	9.52	147,682	—	0.42%	36.01%
2008	27,479	7.00	192,252	—	0.59%	-39.87%
2007	26,154	11.63	304,300	—	0.59%	14.80%
Janus Aspen Worldwide Portfolio Service Shares
2011	24,447	$9.03	$220,840	—	0.49%	-13.99%
2010	24,823	10.50	260,706	—	0.49%	15.52%
2009	26,258	9.09	238,726	—	1.29%	37.40%
2008	29,238	6.62	193,462	—	1.01%	-44.81%
2007	30,723	11.99	368,314	—	0.57%	9.36%
MFS Growth Series Initial Class
2011	20,779	$7.54	$156,688	—	0.19%	-0.32%
2010	21,339	7.57	161,438	—	0.12%	15.34%
2009	21,984	6.56	144,200	—	0.32%	37.68%
2008	23,273	4.76	110,883	—	0.22%	-37.42%
2007	23,786	7.61	181,082	—	0.00%	21.17%

B-45

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2011 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE MILLENNIUM SERIES
MFS Investors Trust Series Initial Class
2011	4,025	$10.91	$43,908	—	0.93%	-2.18%
2010	7,022	11.15	78,310	—	1.21%	11.10%
2009	7,577	10.04	76,063	—	1.69%	26.90%
2008	7,267	7.91	57,489	—	0.85%	-33.08%
2007	7,163	11.82	84,673	—	0.86%	10.31%
MFS New Discovery Series Initial Class
2011	9,071	$12.79	$116,028	—	0.00%	-10.27%
2010	9,030	14.25	128,712	—	0.00%	36.34%
2009	9,271	10.45	96,932	—	0.00%	63.18%
2008	9,821	6.41	62,921	—	0.00%	-39.33%
2007	15,592	10.56	164,653	—	0.00%	2.52%
MFS Research Series Initial Class
2011	2,203	$9.85	$21,705	—	1.06%	-0.45%
2010	2,678	9.90	26,511	—	1.01%	15.90%
2009	8,231	8.54	70,305	—	1.44%	30.54%
2008	6,225	6.54	40,730	—	0.50%	-36.09%
2007	13,557	10.24	138,773	—	0.69%	13.20%
MFS Total Return Series Initial Class
2011	18,383	$16.89	$310,534	—	2.58%	1.77%
2010	24,328	16.60	403,814	—	2.72%	9.93%
2009	26,767	15.10	404,155	—	3.75%	18.03%
2008	35,710	12.79	456,826	—	3.13%	-22.13%
2007	42,518	16.43	698,513	—	2.52%	4.21%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased. For 2011 and 2010, net average assets are based on the daily net assets. For 2009, 2008 and 2007, average net assets are based on the net assets calculated on January 1 and each of the twelve month-ends within the year.

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment divisions with a date notation indicate the effective date of that investment division in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

B-46

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account K:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment options of The Guardian Separate Account K at December 31, 2011 listed in Note 1, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Guardian Insurance & Annuity Company, Inc. management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2011 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

March 23, 2012

B-47

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS BALANCE SHEETS

	As of December 31,
	2011	2010
	(In millions)
Admitted assets
Bonds	$1,714	$1,732
Preferred stocks	4	4
Investment in subsidiaries	18	19
Policy loans	109	106
Cash, cash equivalents and short-term investments	63	51
Receivable for securities	1	—

Total invested assets	1,909	1,912

Due and accrued investment income	25	26
Net deferred tax asset	13	5
Income tax receivable	—	13
Other assets	27	31
Receivable from separate accounts	198	146
Separate account assets	8,160	8,084

Total admitted assets	$10,332	$10,217

Liabilities
Reserves for policy benefits, deposit-type contracts and other contract liabilities	$1,845	$1,822
Asset valuation reserve	14	15
Due to parent and affiliates	13	12
Income tax payable	5	—
Amount due to brokers	4	—
Other liabilities	39	45
Separate accounts liabilities	8,158	8,082

Total liabilities	10,078	9,976

Capital and surplus
Common stock	2	2
Additional paid-in capital and contributed surplus	175	175
Unassigned surplus	77	64

Total capital and surplus	254	241

Total liabilities, capital and surplus	$10,332	$10,217

See notes to statutory basis financial statements.

B-48

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF OPERATIONS

	For the Years Ended December 31,
	2011	2010
	(In millions)
Revenues
Premiums and annuity considerations	$1,531	$1,116
Net investment income	91	96
Service fees	182	155
Commissions and expense allowances on reinsurance ceded and other income	9	4

Total revenues	1,813	1,371

Benefits and expenses
Policyholder benefits	1,279	1,067
Net transfers to separate accounts	303	115
General insurance expenses	90	89
Commissions and other expenses	130	104

Total benefits and expenses	1,802	1,375

Gains (losses) before federal income taxes and realized losses from investments	11	(4)
Federal income tax benefit	—	(45)

Gain from operations, net of federal income taxes and before net realized losses	11	41
Net realized capital losses, net of tax and transfers to IMR	(11)	(25)

Net income	$—	$16

See notes to statutory basis financial statements.

B-49

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF CHANGES IN SURPLUS

	For the Years Ended December 31,
	2011	2010
	(In millions)

Beginning of year balance	$241	$236

Adjustments to surplus
Net income	—	16
Change in net unrealized capital gains, net of tax	—	—
Change in non-admitted assets:
SSAP 10R election	8	—
Other	—	13
Change in net deferred taxes	4	(8)
Change in asset valuation reserve	1	7
Return of capital to the parent	—	(20)
Change in reserve valuation basis	—	(3)

Net adjustments to surplus	13	5

End of year balance	$254	$241

See notes to statutory basis financial statements.

B-50

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2011	2010
	(In millions)
Cash flows from operating activities
Premiums and annuity considerations	$1,533	$1,100
Investment income received	98	105
Service fees and other income received	195	162
Benefits and loss related payments	(1,259)	(1,098)
Net transfers to separate accounts	(355)	(127)
Commissions, expenses and taxes paid	(219)	(192)
Federal income taxes recovered	18	11

Net cash provided by (used in) operating activities	11	(39)

Cash flows from investing activities
Proceeds from bonds sold or matured	281	321
Proceeds from sale of stocks	—	27
Proceeds from derivatives and miscellaneous proceeds	12	4
Costs of bonds acquired	(265)	(280)
Costs of stocks acquired	—	(1)
Investment in subsidiaries	—	20
Cost of derivatives and miscellaneous applications	(18)	(35)
Increase in policy loans, net of repayments	(3)	(7)

Net cash provided by investing activities	7	49

Cash flows from financing and miscellaneous activities
Return of capital to parent	—	(20)
Other cash (applied) provided	(8)	14
Net deposits on deposit-type contracts and other insurance liabilities	2	3

Net cash used in financing activities	(6)	(3)

Net increase in cash, cash equivalents and short-term investments	12	7
Cash, cash equivalents and short-term investments, beginning of year	51	44

Cash, cash equivalents and short-term investments, end of year	$63	$51

See notes to statutory basis financial statements.

B-51

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE A—ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either registered representatives of Park Avenue Securities LLC (“PAS”) or other broker-dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is also used for the sale of other products and policies other than variable deferred annuity contracts and variable life insurance policies.

PAS, a wholly owned subsidiary of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation. PAS is also a registered investment adviser under the Investment Advisers Act of 1940 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of The Guardian.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of FINRA, and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products. RS Investment Management Co. LLC (“RS Investments”), a subsidiary of GIS, serves as the investment adviser on the RS Mutual Fund Family. GIS serves as a sub-adviser to the fixed income, asset allocation and index funds and is the sole distributor of the RS funds.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an equity ownership interest in a company—Guardian Baillie Gifford Ltd. (“GBG”)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment sub-adviser for the RS International Growth VIP Series (“RSIGS”), the RS Emerging Markets VIP Series (“RSEMS”), RS International Growth Fund (“RSIGF”) and RS Emerging Markets Fund (“RSEMF”). GBG serves as the sole investment sub-adviser to these funds. These funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies sold by the Company.

Insurance Separate Accounts:

The Company has seventeen insurance separate accounts to support certain products’ variable and group annuity and life insurance products that it sells. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders.

The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets of the separate accounts are stated primarily at the fair value of the underlying investments and corresponding contractholders obligations (See Note I).

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying statutory basis financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”), subject to certain deviations prescribed or permitted by the Department. There are no deviations between the NAIC and the Department as of December 31, 2011 and 2010. The NAIC promulgates the NAIC SAP, which include accounting guidelines referred to as Statements of Statutory Accounting Principles (“SSAPs”).

B-52

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Financial statements prepared in accordance with GAAP vary from financial statements prepared on a statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves follow statutory reserving requirements, including the use of statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or a derivative under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus; 8) investments in subsidiaries of the Company’s wholly owned subsidiaries and majority-owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in surplus; only when dividends are distributed is income recognized; 9) annuity and certain insurance premiums are recognized as premium income; and 10) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus; deferred tax assets not meeting certain criteria are non-admitted. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note L.

Use of Estimates:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. As a provider of life insurance and annuity products, GIAC’s operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits.

The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws that require specific mortality, morbidity, and investment assumptions to be used by the Company and may preclude the use of lapse and expense assumptions. Actual future results could differ from these estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates.

The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Admitted Assets:

Assets are stated at “admitted asset” values, which are values required by or permitted to be reported to the Department of Insurance of the State of Delaware in accordance with its rules and regulations. Certain assets designated as “non-admitted assets” (approximately $13 million and $21 million at December 31, 2011 and 2010, respectively), consisting principally of deferred tax assets, IMR, uncollected premiums and advances to agents, are charged directly to unassigned surplus.

Investments:

See Note C and Note D regarding the accounting policy, reported statement value and estimated fair value of the Company’s investment in bonds, preferred stocks, and investments in subsidiaries.

B-53

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Policy Loans:

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since most loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash, Cash Equivalents and Short-Term Investments:

Cash includes cash on deposit with banks. Cash equivalents are stated at amortized cost and consist of investments having maturities of three months or less at time of purchase. Certain short-term investments, including money market funds, are stated at amortized cost and consist primarily of investments having maturities greater than three months from the date of purchase, but less than one year to maturity. Fair values for such investments approximate carrying value.

Other Assets:

Other assets consist primarily of deferred, uncollected and unpaid premiums, reinsurance recoverables and receivables for service fees.

Other Liabilities:

Other liabilities consist primarily of contingent tax liabilities, reinsurance payables, accrued expenses, payables to custodians and commissions payable.

Contract and Policy Reserves:

The estimated fair value of contractholder account balances for investment type contracts has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions.

The following table highlights the credited rates applicable to the Company’s liabilities:

Product	Credited Fixed Interest Rates
Individual Annuities, Fixed Rate Option	1.00% to 3.50%
Single Premium Deferred Annuity	1.00% to 4.90%
Dollar Cost Averaging	1.00% to 3.00%
Group Annuities	1.50% to 3.55%
Variable Life	3.00% to 4.10%
Group Universal Life	4.00%
Immediate Annuitizations Without Life Contingency, Fixed	1.50% to 3.50%

Product	Valuation Rates
Single Premium Immediate Annuities and Immediate Annuitizations With Life Contingency, Fixed	4.00% to 6.00%

Guaranteed Minimum Benefits:

The Company issues variable annuity contracts with guaranteed death benefits that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).
b)	Ratchet including the optional Step-Up Death Benefit sold with certain Guaranteed Minimum Withdrawal Benefit (“GMWB”) riders: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).
c)	Combination Rollup/Ratchet: the benefit is the greatest of the current account value, premiums paid increased with 3% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

B-54

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

d)	Return of deposits optional benefit (sold with certain GMWB riders): the benefit is equal to the sum of premiums paid and is not adjusted for withdrawals unless the total withdrawals made during the year exceed contractually specified amounts.

For guarantees of amounts in the event of death, the net amount at risk (“NAR”) is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance.

The Company also issues the following guaranteed living benefits:

GMWB

The GMWB contracts guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA”) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GWB is either an account value based-ratchet (quarterly or annual) or a combination of an account value based-ratchet (quarterly or annual) and a roll-up at a specified interest rate (ranging from 5%-7% and either compound or simple depending on the rider version). Certain designs allow the withdrawals to continue for the lifetime of the policyholder even after the GWB is depleted. For the GMWB, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance.

GMIB

The Guaranteed Minimum Income Benefit (“GMIB”) contracts provide a guarantee base that increases by the greater of a 5% roll-up rate or the contract anniversary account value. This base can only be accessed in duration 10 or later in the form of a payout annuity. For the GMIB, which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance.

GMAB

The Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”) contracts guarantee the return of investment on the maturity date. For the GMAB, the net amount at risk is the amount invested in excess of the current account balance.

The account value and net amount at risk of the contractholders at December 31, 2011 and 2010, for GMDB, GMWB, GMIB, and GMAB and (in millions, except Average Age) were as follows:

	2011			2010
	Account Value	NAR	Average Age	Account Value	NAR	Average Age
GMDB	$6,527	$202	63	$6,156	$133	62
GMWB	3,505	336	60	2,710	117	60
GMIB*	107	—	59	124	—	58
GMAB	45	—	63	61	—	62

*	In the calculation of the NAR for GMIB, the guaranteed benefit amount is decreased by 35% to reflect lower annuity factors used upon annuitization.

Actuarial Guideline XLIII (VACARVM) provides guidance on how to calculate reserves for Variable Annuities with both Living and Death Benefit Guarantees. The guideline requires the reserve to be calculated using two approaches, the standard scenario approach and the stochastic scenario approach, the final reserve being the greater of the two. The Standard Scenario amount is based on a single path, deterministic projection with stipulated assumptions and the stochastic amount is based on the results of stochastically generated interest rate scenarios. Management’s best estimate assumptions along with margins for uncertainty are used to calculate the stochastic amount. Key assumptions used in valuing the liability include full withdrawals, partial withdrawals, mortality, investment management fees and revenue sharing, expenses, fund allocations, and other policyholder behavior. In addition, a method for projecting interest rates and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in

B-55

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility, and swap interest rates. At December 31, 2011 and 2010, the Standard Scenario amount was the greater of the two measures and was thus used as the final reserve.

Reserves for Life Contracts and Deposit-Type Contracts:

The Company waives deductions for deferred fractional premiums upon death of insured and returns a portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

The Company currently issues variable life policies on lives classified as substandard. For scheduled policies issued with a flat extra premium, one half of such extra premium is held in addition to the standard mean reserve for the plan. Scheduled policies and riders issued on a substandard basis in percentage mortality classes are valued with factors based on the appropriate corresponding percentage mortality tables and stipulated interest rates and method.

As of December 31, 2011 and 2010, the Company had $657 million and $700 million, respectively, of insurance in force for which the gross premiums are less than the net premiums, according to the standard valuation set by the State of Delaware. The reserves to cover the above insurance equal $30 million and $31 million as of December 31, 2011 and 2010, respectively, which are included in “Reserves for policy benefits, deposit-type contracts and other contract liabilities,” in the Statutory Basis Balance Sheets. The Company does not utilize anticipated investment income as a factor in the calculation of these reserves. Instead, it utilizes a statutory premium deficiency reserve formula and interest rate assumption prescribed by Delaware insurance regulations.

The Tabular Interest, Tabular less Actual Reserve Released and Tabular Cost have been determined from the basic data for the calculation of policy reserves.

For the determination of Tabular Interest on funds not involving life for each valuation rate of interest, the Tabular Interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Both the annual premium variable life product and the variable whole life with modified scheduled premiums product were available in substandard classes. These products are not currently available.

For both policies, the Company charges an additional gross premium that is payable for the later of 20 years or to age 65. These extra premiums do not affect policy values.

For the annual premium variable life product, the Company holds two additional reserves:

1.	A reserve for the basic coverage. This reserve considers the extra mortality and the premium payment period of the extra premium.
2.	A reserve for the variable insurance account, which is essentially a paid-up life reserve.

For the variable whole life with modified scheduled premium product, the Company holds the reserve for the basic coverage. Actuarial Guideline XXXVII provides guidance on how to determine statutory reserve liabilities for GMDBs offered with variable life insurance products. This guideline codifies the basic interpretation of reserve liabilities for variable life GMDBs by clarifying the projection assumptions and methodologies that comply with the Standard Valuation Law. The guideline requires the reserve to be calculated using two approaches—a One-Year Term reserve recognizing a 1/3 drop in separate account assets and the Attained Age Level Reserve (AALR). In calculating the reserves, the projection of policy values use valuation mortality for cost of insurance and the account values (general and separate) are projected at the valuation interest rate. The AALR method develops funding for the excess benefits (GMDB over benefits where there is no guarantee) by accumulating “payments” made each year that would fund the future shortfalls. Calculations for the “payments” are done on an attained age basis each year and take into account changes to the future requirements at the time of valuation and the accumulated balance (net of interest credited and mortality charges).

For the universal life with secondary guarantee products, the Company holds a UL CRVM reserve for the basic coverage and a liability for the secondary guarantees in accordance with Actuarial Guideline XXXVIII. The valuation mortality used is the company experience as allowed in the Model and the interest is the maximum valuation interest rate.

B-56

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The Company issues group deposit-type contracts funding agreements for qualified retirement plans. The funding agreements are issued through the general account and the deposits received on these contracts are recorded as liabilities and are not treated as premiums or as revenue under SAP.

Investment Reserves:

In compliance with statutory requirements, the Company maintains the AVR and the IMR. The AVR is intended to stabilize policyholders’ surplus against market fluctuations in the value of equities and credit-related declines in the value of bonds.

Changes in the AVR are recorded directly to surplus. The IMR defers net after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for fixed income investments and amortizes these net realized capital gains (losses) into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR. Any negative IMR amounts are treated as a non-admitted asset.

Premiums and Other Revenues:

Premiums and annuity considerations are recognized for funds received on variable life insurance and annuity products. Corresponding transfers to or from separate accounts are a component of “Net transfers to separate accounts” in the Statutory Basis Statements of Operations.

Revenues also include service fees that are comprised of annual contract fees, charges for mortality and expenses based on separate account assets under management and administrative service fees received from the mutual funds that are investment options in the product separate accounts.

Federal Income Taxes:

The provision for federal income taxes is based on income from operations currently taxable. Realized gains and losses are reported net of the applicable federal income taxes. Deferred federal income tax assets are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with increases or decreases reflected as adjustments to surplus (See Note F).

Reinsurance:

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies (See Note G).

Net Investment Income and Capital Losses:

Net investment income includes interest and dividends received or accrued on investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively or prospectively for any change in estimated yield to maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. Net investment income is reduced by investment management expenses.

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Realized losses include valuation adjustments for other-than-temporary declines in investments. Unrealized investment gains and losses on financial instruments carried at fair value represent changes in the reported fair value and are recorded directly to surplus.

Assessments:

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company

B-57

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency, the amount of the loss is reasonably estimable and the related premium upon which the assessment is based is written. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2011 and 2010, respectively, the Company had a $1 million liability included in “Other liabilities” for its estimated assessments. Some states permit members insurers to recover assessments through full or partial premium tax offsets. The related premium tax offsets included in “Other assets” was $0.4 million and $0 million as of December 31, 2011 and 2010, respectively.

Reclassifications:

Certain amounts in prior years have been reclassified to conform to the current year presentation.

NOTE C—INVESTMENTS

Bonds and Preferred Stocks:

Investments are valued in accordance with methods prescribed by the Securities Valuation Office of the NAIC (“SVO”). The Company obtains the fair value of financial instruments held in its portfolio that are either carried at fair value on the face of the financial statements or disclosed in the notes to the financial statements at fair value, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks that are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company-derived inputs when external inputs are not available or deemed to be inaccurate. Unrealized gains and losses on investments carried at fair value are recorded directly in unassigned surplus. The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the fair value of the security has been less than cost; financial condition of the issuer; the near-term prospects for recovery of the fair value of a security; discounted estimated future cash flows; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in net realized capital losses. Valuation methods for the various types of investments held are as follows:

Bonds—Bonds are stated principally at amortized cost with bond premiums and discounts amortized using the interest method. Those bonds that are rated 6 by the NAIC are reported at the lower of amortized cost or fair value. Mortgage-backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective and prospective adjustment method utilizing the Public Securities Association standard prepayment rates.

Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from issuers or broker- dealers through information services or internal estimates and are consistent with current interest rates and the economic environment.

Preferred stocks—Preferred stocks are carried at fair value if impaired during the reporting period or carried at the lower of cost or fair value based on the rating assigned by the SVO.

Investments in Subsidiaries:

Investments in subsidiaries are valued using the GAAP basis equity and consist of the Company’s investments in PAS and GBG. Undistributed earnings or losses of subsidiaries and unrealized appreciation and depreciation are reflected as unrealized capital gains or losses directly in surplus. Distributed dividends of subsidiaries are recorded in net investment income.

B-58

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The amortized cost basis and estimated fair value of bonds and the cost and estimated fair value of preferred stocks and investments in subsidiaries at December 31, 2011 and 2010, were as follows:

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2011		Gains	(Losses)
		(In millions)
U.S. Government	$12	$2	$—	$14
Special Revenue	19	—	—	19
States, Territories and Possessions	12	—	—	12
Political Subdivisions	11	1	—	12
Hybrid	2	—	—	2
Industrial and Miscellaneous	1,658	91	(4)	1,745

Total Bonds	$1,714	$94	$(4)	$1,804

Preferred Stocks—Perpetual	$4	$—	$(2)	$2

Investment in Subsidiaries	$54	$3	$(39)	$18

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2010		Gains	(Losses)
		(In millions)
U.S. Government	$12	$1	$—	$13
Special Revenue	19	—	—	19
States, Territories and Possessions	8	—	—	8
Political Subdivisions	12	—	—	12
Hybrid	2	—	—	2
Industrial and Miscellaneous	1,679	92	(4)	1,767

Total Bonds	$1,732	$93	$(4)	$1,821

Preferred Stocks—Perpetual	$4	$—	$(1)	$3

Investment in Subsidiaries	$54	$3	$(38)	$19

The Company invests in high quality securities that are diversified by asset class, issuer and industry. At December 31, 2011, approximately 4.0% of the portfolio is invested in securities issued or backed by the United States Government or its agencies. No other single issuer accounts for more than 1.0% of the portfolio at December 31, 2011.

The amortized cost and estimated fair value of bonds at December 31, 2011, by contractual maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	2011
	Amortized Cost	Fair Value
	(In millions)
Due in one year or less	$316	$320
Due after one year through five years	1,049	1,103
Due after five years through ten years	193	211
Due after ten years	110	123
Sinking fund bonds, mortgage-backed securities and asset-backed securities	46	47

Total	$1,714	$1,804

B-59

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The net change in unrealized capital gains included in surplus for the years ended December 31, 2011 and 2010 are summarized as follows:

	2011	2010
	(In millions)
Changes in net unrealized capital gains (losses) attributable to:
Investments in subsidiaries	$(1)	$2
Derivatives	2	(1)
Tax effect on unrealized capital gains	(1)	(1)

Total change in net unrealized capital gains, net of tax	$—	$—

Proceeds from sales of investments in bonds amounted to $47 million and $64 million in 2011 and 2010, respectively. Gross gains of $3 million and $3 million and gross losses of $0.2 million and $1 million were realized on sales of bonds in 2011 and 2010, respectively.

Proceeds from sales of investments in affiliated mutual funds amounted to $25 million in 2010. Gross gains of $1 million and gross losses of $1 million were realized on sales of affiliated mutual funds in 2010. There were no sales of investments in affiliated mutual funds in 2011.

Proceeds from sales of investments in preferred stocks amounted to $2 million in 2010. Gross gains of $0.4 million were realized on sales of preferred stocks in 2010. There were no sales of investments in preferred stocks in 2011.

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, were as follows:

December 31, 2011	Less than 12 months		More than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
States, Territories and Possessions	$1	$—	$—	$—	$1	$—
Hybrids	—	—	2	—	2	—
Industrial and Miscellaneous	79	(3)	9	(1)	88	(4)

Total Bonds	80	(3)	11	(1)	91	(4)
Preferred Stocks—Perpetual	—	—	2	(2)	2	(2)

Total Temporarily Impaired Securities	$80	$(3)	$13	$(3)	$93	$(6)

December 31, 2010	Less than 12 months		More than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
Special Revenue	$3	$—	$—	$—	$3	$—
States, Territories and Possessions	2	—	—	—	2	—
Hybrids	—	—	2	—	2	—
Industrial and Miscellaneous	136	(3)	9	(1)	145	(4)

Total Bonds	141	(3)	11	(1)	152	(4)
Preferred Stocks—Perpetual	3	(1)	—	—	3	(1)

Total Temporarily Impaired Securities	$144	$(4)	$11	$(1)	$155	$(5)

B-60

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other-than-temporary impairments. There were eleven securities in an unrealized loss position for greater than 12 months with a book value of $16 million and a fair value of $13 million as of December 31, 2011. There were eight securities in an unrealized loss position for greater than 12 months with a book value of $12 million and a fair value of $11 million as of December 31, 2010.

In reaching the conclusion that these impairments are temporary, management considered many factors including duration and severity of impairment, discounted cash flows, investment sector stability, and credit-worthiness, financial condition of issuer and intent and ability to hold to allow for recovery in value.

Sub-prime credit exposure:

The Company regularly monitors its investment portfolios for performance, credit issues and risk exposures. By using a variety of measurements and credit analysis derived from both internal and external sources, the Company tracks the risk exposure the portfolios have to market events such as the credit deterioration in the sub-prime and other below sub-prime mortgage market. Sub-prime investments can include high loan to value pools and pools where the borrowers have very impaired credit but the average loan to value is low. The Company has minimal exposure and recorded no impairments in 2011 or 2010 on its sub-prime or other below sub-prime mortgage-backed security holdings. The Company does not hold investments in collateralized debt obligations (CDOs) or collateralized loan obligations (CLOs) and does not hold any asset-backed securities (ABS) with sub-prime exposure or other below sub-prime mortgage exposure as of December 31, 2011.

Investment in Subsidiaries:

Investments in subsidiaries are valued using the GAAP basis equity and consist of the Company’s investments in PAS and GBG (See Note C). Selected financial information for PAS, the Company’s significant subsidiary at December 31, is highlighted below:

	2011	2010
	(In millions)
Total assets	$32	$32
Total liabilities	17	16
Net loss	$(1)	$(3)

There were no dividends received from PAS in 2011 and 2010.

Net Investment Income:

Net investment income, including accrual of discount and amortization of premiums, arose from the following sources for the years ended December 31:

	2011	2010
	(In millions)
Bonds	$82	$89
Subsidiaries	5	3
Policy loans	7	6
Other	—	1

Total gross investment income	94	99
Less: investment expenses	(3)	(3)

Net investment income	$91	$96

B-61

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Net Realized Capital Losses from Investments:

Net realized losses from investments were derived from the following sources for the years ended December 31:

	2011	2010
	(In millions)
Bonds	$5	$4
Derivatives and other	(11)	(27)

Total net realized capital losses	(6)	(23)
Transfer to IMR	(4)	(2)
Capital losses tax expense	1	—

Net realized capital losses, net of tax and transfers from IMR	$(11)	$(25)

There were no impairment losses as of December 31, 2011 and 2010.

Derivative Financial Instruments:

In order to minimize the volatility associated with the GMWB, the Company has established a hedge strategy to manage this risk. The Company uses S&P 500, NASDAQ, MSCI EAFE, Russell 2000 e-mini futures contracts and U.S. Treasury futures contracts, which are exchange traded, to hedge market fluctuations of the Company’s GMWB product. Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company’s involvement, but not future cash requirement, as open positions are typically closed out prior to the delivery date of the contract. These contracts have a notional amount of $3 million and $0.3 million as of December 31, 2011 and 2010, respectively. There is no carrying amounts of these contracts as of these dates as the contracts are settled daily through a margin account as stated above.

Restricted Assets and Special Deposits:

Assets of $4 million at December 31, 2011 and 2010, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Statutory Basis Balance Sheets.

Repurchase Agreements:

The Company periodically enters into repurchase agreements whereby securities will be resold at a specified date and price. There were no repurchase agreements outstanding as of December 31, 2011. Assets of $15 million are included in the Statutory Basis Balance Sheets as “Cash, cash equivalents and short-term investments” as of December 31, 2010 and are subject to repurchase. The repurchase agreements had interest rates of 0.13% as of December 31, 2010 and matured on January 3, 2011. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities. The collateral consists of one Federal Home Loan Bank Security with a par value of $14.8 million, a fair value (with accrued interest) of $15.3 million, and a coupon rate of 3.60%. For reverse repurchase agreements the Company requires collateral of at least 95% of the fair value of the transferred securities. The Company held no cash collateral as of December 31, 2011 and 2010.

Information About Financial Instruments with off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk:

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. Because exchange-traded futures are processed through a regulated exchange and positions are marked to market and settle on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to establish collateral for any futures contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently uses U.S. Treasury bonds to satisfy this collateral requirement.

B-62

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. The Company’s financial instruments with off-balance sheet risk as of December 31, 2011 and 2010, were $44 million and $9 million, respectively.

NOTE D—FAIR VALUE OF FINANCIAL INSTRUMENTS

Effective for December 31, 2010, statutory accounting guidance adopted new reporting requirements around fair value measurements and the reporting of fair values. These new requirements are based on the fair value measurement and reporting requirements established in GAAP accounting guidance. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date. Assets in this category include actively traded registered mutual funds held directly by the separate accounts sponsored by the Company.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable. These types of instruments include preferred stocks and certain investments in registered mutual funds in which the fund holds instruments that are not actively traded and investments in non-registered collective investment funds.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information.

The estimated fair values presented below have been determined using available information and valuation methodologies. The estimated fair value for financial instruments held by the Company was determined by management after considering the following sources of information: quoted market price, third party pricing vendors, independent broker quotations, or internal pricing models. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such amounts are management’s estimate of the value that would be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies from period to period based on available information and market conditions could have a material effect on the estimated fair values.

Bonds and Preferred Stocks:

Estimated fair values for bonds and preferred stocks are based on values provided by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Preferred stocks are carried at fair value if impaired during the reporting period or carried at the lower of cost or fair value based on the rating assigned by the SVO. At December 31, 2011, no bonds or preferred stocks were carried at fair value.

Separate Accounts Assets:

The assets that the separate accounts hold are reported at their fair value on the Company’s balance sheet. The separate accounts invest in various registered mutual funds and non-registered collective investment funds managed by RS Investments and unaffiliated third parties. The fair value of these investments is based upon the reported net asset values (“NAVs”) as provided by the fund manager.

B-63

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Registered mutual funds investments of $7,384 million at December 31, 2011 and 2010, respectively, were valued using quoted market prices available in active markets for identical assets. Non-registered collective investment funds investments of $776 million and $700 million at December 31, 2011 and 2010, respectively, were valued based upon the reported NAV as they had no redemption restrictions or fees associated with them and they are open to new investors. There were no significant amounts of other types of investments held in the separate accounts as of December 31, 2011 and 2010, where fair values were determined by using estimates and assumptions based on internally derived information.

The following tables summarize the Company’s investments carried at fair value hierarchy levels as of December 31, 2011 and 2010:

December 31, 2011	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets at Fair Value
Separate Accounts Assets	$7,384	$776	$—	$8,160	$8,160

Total Assets at Fair Value	$7,384	$776	$—	$8,160	$8,160

There were no transfers into or out of Level 1 and 2 during 2011.

December 31, 2010	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets at Fair Value
Separate Accounts Assets	$7,384	$700	$—	$8,084	$8,084

Total Assets at Fair Value	$7,384	$700	$—	$8,084	$8,084

There were no transfers into or out of Level 1 and 2 during 2010.

The following tables summarize changes to the Company’s investments carried at fair value using significant unobservable inputs (Level 3) for the years ended ended December 31, 2011 and 2010:

December 31, 2011	Bonds	Separate Accounts	Total
(In Millions)
Fair Value, beginning of period	$—	$—	$—
Total gains (losses) (realized or unrealized):
Included in net income	—	—	—
Included in surplus	—	—	—
Purchases, sales, issuances and settlements:
Purchases	—	—	—
Sales	—	—	—
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Fair Value, end of period	$—	$—	$—

There were no bond impairments in 2011.

B-64

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 2010	Bonds	Separate Accounts	Total
(In Millions)
Fair Value, beginning of period	$2	$—	$2
Total gains (losses) (realized or unrealized):
Included in net income	—	—	—
Included in surplus	—	—	—
Purchases, sales, issuances and settlements:
Purchases	—	—	—
Sales	—	—	—
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	(2)	—	(2)

Fair Value, end of period	$—	$—	$—

There were no bond impairments in 2010.

NOTE E—PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Gross deferred and uncollected insurance premiums represent premiums due to be received from policyowners through the next policy anniversary date and subsequently reinsured to The Guardian (See Note G). Net deferred and uncollected premiums ceded represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums ceded at December 31, 2011 and 2010 were as follows:

	2011
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$4	$4
Ordinary renewal	16	16
Group life renewal	1	1

	2010
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$6	$6
Ordinary renewal	13	13
Group life renewal	1	1

B-65

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE F—INCOME TAXES

Consolidated Federal Income Tax Return:

The Company’s federal income tax return is consolidated with the following entities:

•	The Guardian Life Insurance Company of America, Inc.,

•	Park Avenue Life Insurance Company,

•	Sentinel American Life Insurance Company,

•	Family Service Life Insurance Company,

•	Managed Dental Care of California,

•	Managed DentalGuard of Texas,

•	Managed DentalGuard of New Jersey,

•	Innovative Underwriters Inc.,

•	Guardian Trust Company,

•	Berkshire Life Insurance Company of America,

•	First Commonwealth, Inc., and its subsidiaries, and

•	American Financial Systems, Inc.

The Company is included in a consolidated federal income tax return with its parent company, The Guardian. The Company has a written agreement, approved by the Company’s Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity that is a party to the consolidation. Pursuant to this agreement, the Company has the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur, or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

The Internal Revenue Code limits the amount of non-life insurance losses that may offset life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group pursuant to a tax allocation agreement. In accordance with the tax allocation agreement, each qualifying member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Subsidiary tax liabilities/benefits are settled subsequent to the filing of the federal income tax return.

In 2011, the Company elected to apply paragraph 10.e of SSAP No. 10R “Income Taxes-Revised, A Temporary Replacement of SSAP No. 10” (“SSAP 10R”) which resulted in an increase of $8 million to surplus and is included in “SSAP 10R election” in the Statutory Basis Statements of Changes in Surplus. SSAP 10R changed the accounting guidance for deferred tax assets (“DTAs”). SSAP 10R paragraph 10.e increases the admitted DTA ceiling by increasing the limit from 10 to 15 percent of capital and surplus and by extending the recoverable period from 1 to 3 years. The previous accounting rule allowed the admittance of DTAs that will be realized as a tax benefit within one year. The new accounting rule allows the DTAs that are realizable within three years to be admitted into surplus. In 2010, the Company did not elect to admit DTAs pursuant to paragraph 10.e under SSAP 10R.

For 2011, the Company has met the necessary Risk-Based Capital levels to be able to admit the increased amount of DTAs under SSAP No. 10R, Income Taxes—Revised, A Temporary Replacement of SSAP No. 10.

B-66

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The Components of the Net Deferred Tax Assets at December 31, 2011 and 2010 were as follows:

	December 31, 2011			December 31, 2010			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In millions)
Gross deferred tax assets	$37	$6	$43	$35	$8	$43	$2	$(2)	$—
Valuation allowance	—	—	—	—	—	—	—	—	—

Adjusted deferred tax assets	37	6	43	35	8	43	2	(2)	—
(admitted and non-admitted)
Total of all deferred tax liabilities	17	—	17	20	—	20	(3)	—	(3)

Adjusted net deferred tax assets	20	6	26	15	8	23	5	(2)	3
Total of all adjusted deferred tax assets non-admitted in accordance with SSAP 10 No. 10R, Income Taxes	7	6	13	10	8	18	(3)	(2)	(5)

Admitted deferred tax assets	$13	$—	$13	$5	$—	$5	$8	$—	$8

B-67

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Admission calculation components:

The amount of each result or component of the calculation by tax character of paragraphs 10.a.-10.e:

	December 31, 2011			December 31, 2010			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In millions)
Paragraph 10a of SSAP No. 10R:
Deferred tax assets reversing in one year, to the extent available for carryback	$1	$—	$1	$—	$—	$—	$1	$—	$1
Paragraph 10b of SSAP No. 10R:
Remaining one year reversal of deferred tax assets, to the extent of 10% surplus	5	—	5	5	—	5	—	—	—
Paragraph 10c of SSAP No. 10R:
Remaining gross deferred tax assets, limited to deferred tax liabilities	17	—	17	20	—	20	(3)	—	(3)

Total admitted under ¶10.a.-10.c.	$23	$—	$23	$25	$—	$25	$(2)	$—	$(2)

B-68

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Admission calculation under ¶10.e.i.-10.e.iii.	December 31, 2011			December 31, 2010			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In millions)
Paragraph 10.e.i. of SSAP No. 10R:
Deferred tax assets reversing in three years, to the extent available for carryback	$1	$—	$1	$—	$—	$—	$1	$—	$1
Paragraph 10.e.ii. of SSAP No. 10R:
Remaining three year reversal of deferred tax assets, to the extent of 15% surplus	13	—	13	—	—	—	13	—	13
Paragraph 10.e.iii. of SSAP No. 10R:
Remaining gross deferred tax assets, limited to deferred tax liabilities	17	—	17	—	—	—	17	—	17

Total admitted under ¶10.e.i.-10.e.iii.	$31	$—	$31	$—	$—	$—	$31	$—	$31

Used in SSAP No. 10R ¶10.d.	December 31, 2011			December 31, 2010			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In millions)
Total adjusted capital	$—	$—	$268	$—	$—	$256	$—	$—	$12
Authorized control level	—	—	21	—	—	19	—	—	2

B-69

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Impact of tax planning strategies on adjusted gross DTAs and net admitted DTAs:

	December 31, 2011			December 31, 2010			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In millions)
Adjusted gross DTAs— Amount	$13	$—	$13	$5	$—	$5	$8	$—	$8
Adjusted gross DTAs—Percentage*	31%	0%	31%	12%	0%	12%	19%	0%	19%
Net admitted DTAs—Amount	13	—	13	5	—	5	8	—	8
Net admitted DTAs— Percentage*	96%	0%	96%	100%	0%	100%	(4)%	0%	(4)%

*	Percentages are based on whole dollars not on rounded millions as shown

Impact of ¶10.e. on the following:	December 31, 2011			December 31, 2010			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In millions)
Admission calculation under ¶10.a.-10.c.
Admitted DTAs	$6	$—	$6	$5	$—	$5	$1	$—	$1
Admitted assets from most recently filed statement	—	—	10,135	—	—	10,073	—	—	62
Adjusted statutory surplus from most recently filed statement	—	—	278	—	—	236	—	—	42
Total adjusted capital from DTAs	13	—	13	5	—	5	8	—	8

Increases due to admission under ¶10.e.i.-10.e.iii.
Admitted DTAs	$8	$—	$8	$—	$—	$—	$8	$—	$8
Admitted assets	8	—	8	—	—	—	8	—	8
Statutory surplus	8	—	8	—	—	—	8	—	8

Unrecognized deferred tax liabilities (“DTLs”)
Not applicable.

B-70

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. A valuation allowance is recorded to reduce any portion of the deferred tax assets that is expected to be more likely than not to be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

Current Tax and Change in Deferred Tax:

Current income taxes incurred consist of the following major components at December 31, 2011 and 2010.

Description	2011	2010
	(In millions)
Current operations income tax benefits	$(4)	$(18)
Prior year underaccrual/(overaccrual)	3	(11)
Contingent tax	1	(13)
Prior year refund	—	(3)

Current operations income tax benefit	—	(45)
Current capital losses income tax expense	1	—

Total current income tax expense (benefits)	$1	$(45)

The Company recorded a current income tax payable of $5 million and a current income tax receivable of $13 million at December 31, 2011 and 2010, respectively, which are included in “Income tax payable” and “Income tax receivable” in the Statutory Basis Balance Sheets.

The significant components of gross deferred tax assets and liabilities at December 31, 2011 and 2010, were as follows:

	2011	2010	Change	Character
	(In millions)
DTAs Resulting from Book/Tax Differences In:
Reserves	$20	$18	$2	Ordinary
Proxy tax deferred acquisition cost (DAC)	17	16	1	Ordinary
AG 38 Reserve	—	1	(1)	Ordinary
Capital loss related to RIC liquidation	—	1	(1)	Capital
Unrealized loss on investments	5	6	(1)	Capital
Impaired securities	1	1	—	Capital

Total adjusted gross DTA’s	$43	$43	$—

DTAs non-admitted	$13	$18	$(5)

DTLs Resulting from Book/Tax Differences In:
Market discount	$2	$2	$—	Ordinary
Reserves	15	18	(3)	Ordinary

Total DTL’s	$17	$20	$(3)

The change in net deferred income taxes is comprised of the following:

	2011	2010	Change
Total deferred tax assets	$43	$43	$—
Total deferred tax liabilities	17	20	(3)

Net deferred tax assets	$26	$23	3

Tax effect of unrealized gain			1

Change in net deferred income tax benefit			$4

B-71

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Contingent Tax Liabilities:

As of December 31, 2011, the Company had $6 million of unrecognized tax benefits and related interest expense, if recognized, all of which would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. For the years ending December 31, 2011 and 2010, the Company recognized approximately $1 million and ($1) million in interest and penalties. The Company has approximately $1 million and $1 million accrued for payment of interest and penalties at December 31, 2011 and 2010, respectively.

The Company files U.S. federal income tax returns along with various state and local income tax returns. The IRS is currently reviewing the Company’s U.S. income tax returns for the tax years 2006 through 2008.

Changes in the amount of contingent tax liabilities for the years ended December 31, 2011 and 2010 were as follows:

	2011	2010
	(In millions)
Beginning Balance	$4	$15
Additions for tax positions of the current year	—	1
Reductions for tax positions of prior years for:
Settlements during the period	—	(12)

Ending Balance	$4	$4

Reconciliation of Federal Income Tax Rate to Actual Effective Rate:

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant book to tax adjustments causing this difference is the following:

	2011	Effective Tax Rate*
	(In millions)
Provision calculated at statutory rate	$1	35%
Interest maintenance reserve	1	114%
Dividends received deduction and other	(7)	(677%	)

Subtotal	(5)	(528%	)
Contingent taxes	1	136%
Return to provision and other	1	32%

Total	$(3)	(360%	)

Total current income tax expense	$1	80%
Change in net deferred income taxes benefit	(4)	(440%	)

Total statutory income tax benefit	$(3)	(360%	)

*	Percentages are based on whole dollars not on rounded millions as shown

Operating Loss and Tax Credit Carryforwards:

At December 31, 2011 and 2010, the Company did not have any unused operating loss carryforwards to offset against future taxable income.

At December 31, 2011, the Company did not have unused capital loss carryforwards.

B-72

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The following are income taxes incurred in the current year that are available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
		(In millions)
2011	$—	$1	$1
2010	—	—	—
2009	—	—	—

Total	$—	$1	$1

There are no income taxes incurred in the prior years 2009 and 2010 that are available for recoupment.

NOTE G—REINSURANCE CEDED

The Company enters into coinsurance, modified coinsurance and yearly renewable term agreements with The Guardian and outside parties to provide for reinsurance of selected variable annuity contracts and group life and individual life policies. Under the terms of the modified coinsurance agreements with The Guardian, reserves related to the reinsured business and corresponding assets held by the Company amounted to $369 million and $383 million at December 31, 2011 and 2010, respectively. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, the Company evaluates the financial condition of its reinsurers in order to minimize its exposure to losses from reinsurer insolvencies.

The Company entered into a new Individual Life Yearly Renewable Term reinsurance agreement with The Guardian effective January 1, 2011. Under the terms of the agreement, GIAC cedes The Guardian a 90% quota share of the mortality risk on its secondary guarantee flexible premium universal life insurance business.

The effect of these reinsurance cession agreements on the components of the Company’s gains (losses) from operations in the accompanying Statutory Basis Statements of Operations were as follows:

	2011	2010
	(In millions)
Premiums and annuity considerations	$(71)	$(69)
Commissions and other expenses	14	15
Reserve adjustments on reinsurance ceded and other income	(5)	(11)

Total Revenues	(62)	(65)

Policyholder and contract benefits	(51)	(47)
Increase in aggregate reserves	(34)	1

Total expenses	(85)	(46)

Net gains (losses) on operations from reinsurance ceded	$23	$(19)

Net gains (losses) on operations from reinsurance ceded includes $14 million and ($19) million from outside parties in 2011 and 2010, respectively.

NOTE H—RELATED PARTY TRANSACTIONS

General Operating Expense Agreement:

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $118 million and $115 million in 2011 and 2010, respectively, which are in “General insurance expenses and Commissions and other expenses” in the Statutory Basis Statements of Operations, of which $14 million and $13 million are unpaid and included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2011 and 2010, respectively.

B-73

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Investments:

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds that are advised by RS Investments and sub-advised by GIS (see Note A). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management invested in affiliated mutual funds amounted to $2,637 million and $2,860 million as of December 31, 2011 and 2010, respectively.

During 2010, the Company bought an additional $1 million of shares in RS mutual funds. By the end of 2010, the Company sold majority of the shares in the RS mutual funds for $25 million, resulting in a net realized loss of $0.4 million.

In January 2010, the Company received $20 million from PAS, which was recorded as a return of capital. Subsequent to the receipt, these funds were transferred to The Guardian as a return of capital.

Administrative Services Agreement:

The Company has an administrative services agreement with GIS and RS that provides for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. For the years ended December 31, 2011 and 2010, such fee income amounted to $4 million and $3 million, respectively, which is reflected in “Service fees” in the Statutory Basis Statements of Operations, of which $1 million are receivables and are included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2011 and 2010, respectively.

Reimbursement Agreement:

Effective March 1, 2010, the Company entered into a reimbursement agreement with GIS whereby GIS provides for administrative and distribution services to the RS International Growth Fund and RS Emerging Markets Fund (the “Funds”), whose sole investment sub-adviser is GBG (See Note A). For each year during which the Company receives a dividend from GBG, GIAC will reimburse GIS for dividends attributable to shares of the Funds that are not offered through the separate accounts and for which GIAC does not provide administrative services. The amount of such reimbursement will be calculated based on the average daily net assets of the Funds for the periods during which earnings have been accumulated that support the payment of such a dividend or dividends. For the years ended December 31, 2011 and 2010, the dividends received by the Company from GBG amounted to $5 million and $3 million, respectively, which are included in “Net investment income” of which the Company reimbursed GIS $4 million and $2 million, respectively, which are included in “Commissions and other expenses” in the Statutory Basis Statements of Operations.

Settlement of Intercompany Transactions:

In accordance with NAIC SAP, all transactions between related parties are required to have a written agreement that provides for a timely settlement of amounts owed, including a specific due date. Amounts over 90 days due are to be non-admitted along with any uncollected receivable from a related party that is not part of a written agreement. The Company has determined that written agreements are in place for all intercompany transactions and that these written agreements contain specific due dates. As of December 31, 2011, no intercompany receivable due to the Company is over 90 days past due.

NOTE I—SEPARATE ACCOUNTS

General Nature and Characteristics of Separate Account Business:

Separate and variable accounts held by the Company represent primarily funds for which there are no guarantees. The assets of the Company’s separate accounts are carried at book value, which approximates fair value.

In accordance with the products/transactions recorded within the separate accounts, all assets are considered legally insulated from the general account. The legal insulation of the separate accounts assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2011 and 2010, the Company’s separate accounts statement includes legally insulated assets of $8,160 million and $8,084 million, respectively.

B-74

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

In accordance with the products/transaction recorded within the separate accounts, some separate accounts liabilities are guaranteed by the general account.

As of December 31, 2011 and 2010, the general account of the Company had a maximum guarantee for separate accounts liabilities of $538 million and $250 million, respectively (See “NAR” in Note B). To compensate the general account for the risk taken, the separate accounts have paid risk charges of $141 million and $119 million in 2011 and 2010, respectively.

The general account of the Company had paid $0.02 million and $0.03 million towards separate accounts guarantees for the years ended December 31, 2011 and 2010, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Information regarding the separate accounts of the Company for the years ended December 31, 2011 and 2010 were as follows:

December 31, 2011	Non-indexed Guarantee less than/equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In millions)
Premium, considerations and deposits for the year ended:	$—	$1,539	$1,539

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$7,944	$7,944
Market value/not subject to discretionary withdrawals	—	16	16

Total reserves for separate accounts	—	7,960	7,960

Charges for investment management administration and contract guarantees	—	25	25
Accrued expense allowances	—	173	173

Separate accounts liabilities	$—	$8,158	$8,158

December 31, 2010	Non-indexed Guarantee less than/equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In millions)
Premium, considerations and deposits for the year ended:	$—	$1,173	$1,173

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$7,917	$7,917
Market value/not subject to discretionary withdrawals	—	18	18

Total reserves for separate accounts	—	7,935	7,935

Charges for investment management administration and contract guarantees	—	19	19
Accrued expense allowances	—	128	128

Separate accounts liabilities	$—	$8,082	$8,082

B-75

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The following represents a reconciliation of net transfers from the Company to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Annual Statement:

	2011	2010
	(In millions)
Transfers to separate accounts:
Non-indexed guarantee less than/equal to 4%	$—	$—
Non-guaranteed separate accounts	1,539	1,173
Transfers from separate accounts:
Non-indexed guarantee less than/equal to 4%	—	—
Non-guaranteed separate accounts	(1,392)	(1,192)

Net transfers (from) to separate accounts	147	(19)

Reconciling Adjustments:
Mortality and expense guarantees—variable	98	88
Administrative fees—variable annuity	37	25
Cost of insurance	21	21

Total adjustments	156	134

Net transfers to separate accounts as reported in the statutory basis statements of operations of the company	$303	$115

NOTE J—ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies as of December 31, 2011 and 2010 were as follows:

December 31, 2011	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percentage of Total
		(In millions)
Subjected to discretionary withdrawal:
With market value adjustment	$75	$—	$—	$75	1%
At book value less current surrender charge of 5% or more	192	—	—	192	2%
At fair value	—	5,679	1,819	7,498	82%

Total with adjustment or at market value	267	5,679	1,819	7,765	85%
At book value without adjustment (minimal or no charge or adjustment)	1,077	—	—	1,077	12%
Not subjected to discretionary withdrawal	291	16	—	307	3%

Total (gross)	1,635	5,695	1,819	9,149	100%
Reinsurance ceded	—	—	—	—	—

Total (net)	$1,635	$5,695	$1,819	$9,149	100%

B-76

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 2010	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percentage of Total
		(In millions)
Subjected to discretionary withdrawal:
With market value adjustment	$73	$—	$—	$73	1%
At book value less current surrender charge of 5% or more	217	—	—	217	2%
At fair value	—	5,381	2,053	7,434	82%

Total with adjustment or at market value	290	5,381	2,053	7,724	85%
At book value without adjustment (minimal or no charge or adjustment)	1,068	—	—	1,068	12%
Not subjected to discretionary withdrawal	285	18	—	303	3%

Total (gross)	1,643	5,399	2,053	9,095	100%
Reinsurance ceded	—	—	—	—	—

Total (net)	$1,643	$5,399	$2,053	$9,095	100%

NOTE K—LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the financial position or cash flows of the Company.

NOTE L—FINANCIAL INFORMATION

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.

Under the Delaware Insurance Law, the maximum amounts of distributions that can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment losses). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2011, the maximum amount of dividends the Company could pay in 2012 without prior approval from the state insurance regulatory authorities was $25 million.

B-77

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The following reconciles the statutory net income of the Company as reported to the regulatory authorities to consolidated GAAP net (loss) income:

	2011	2010
	(In millions)
Statutory net income	$—	$16
Adjustments to reconcile to GAAP:
Net loss of subsidiaries	(1)	(3)
Change in deferred policy acquisition costs	137	47
Future policy benefits	(189)	(7)
Reinsurance	(6)	(8)
Deferred federal income tax benefit (expense)	24	(20)
Transfer to interest maintenance reserve	4	2
Amortization of interest maintenance reserve	—	1

Consolidated GAAP net (loss) income	$(31)	$28

The following reconciles the statutory capital and surplus of the Company as reported to the regulatory authorities to consolidated GAAP stockholder’s equity:

	2011	2010
	(In millions)
Statutory capital and surplus	$254	$241
Add (deduct) cumulative effect of adjustments:
Deferred policy acquisition costs	476	333
Elimination of asset valuation reserve	14	15
Future policy benefits	(108)	64
Establishment of additional deferred federal income taxes	(75)	(98)
Unrealized gains on investments	88	88
Separate account allowances	(173)	(128)
Other liabilities	(54)	(48)

Consolidated GAAP stockholder’s equity	$422	$467

NOTE M—SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to March 8, 2012, the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2011.

B-78

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2011

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

	2011	Annual Statement References
Investment Income Earned		Exhibit of Net Investment Income
U.S. Government bonds	$438,314
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	81,740,933
Bonds of affiliates	—
Preferred stocks (unaffiliated)	240,880
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	4,864,699
Mortgage loans	—
Real estate	—
Contract loans	6,675,719
Cash, cash equivalents and short-term investments	63,706
Derivative instruments	—
Other invested assets	—
Aggregate write-ins for investment income	66,011

Total gross investment income	$94,090,262

Real Estate Owned—Statement Value	—	Schedule A

Mortgage Loans—Book Value
Farm mortgages	$—	Schedule B
Residential mortgages	—
Commercial mortgages	—

Total mortgage loans	$—

Mortgage Loans by Standing—Book Value
Good standing	$—	Schedule B
Interest overdue more than 3 months, not in foreclosure	—
Foreclosure in process	—

Total mortgage loans	$—

Other Long-Term Invested Assets—Statement Value	14,664,906	Schedule BA, Part 1
Bonds and Stocks of Parents, Subsidiaries and Affiliates—Book Value	—	Schedule D, Summary by Country
Bonds	—
Preferred stocks	—
Common stocks	2,810,845

B-79

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2011

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

	2011	Annual Statement References
Bonds and Short-Term Investments by Class & Maturity		Schedule D, Part 1A, Sec. 1
Bonds by Maturity—Statement Value
Due within one year or less	$388,359,922
Over 1 year through 5 years	1,083,610,133
Over 5 years through 10 years	197,390,547
Over 10 years through 20 years	44,950,246
Over 20 years	66,720,077

Total by Maturity	$1,781,030,925

Bonds by Class—Statement Value
Class 1	$974,240,067
Class 2	757,045,527
Class 3	40,982,811
Class 4	8,762,370
Class 5	—
Class 6	150

Total by Class	$1,781,030,925

Total Bonds Publicly Traded	1,636,185,250
Total Bonds Privately Placed	144,845,675
Preferred Stocks—Fair Value	2,500,000	Schedule D, Part 2, Sec. 1
Common Stocks—Fair Value	2,942,753	Schedule D, Part 2, Sec. 2
Short-Term Investments—Book Value	59,786,814	Schedule DA, Part 1
Options, Caps Floors, Collars, Swaps and Forwards	—	Schedule DB, Part A, Sec. 1
Financial Futures Contracts Open—Current Price	(60,802,917)	Schedule DB, Part B, Sec. 1
Cash on Deposit	(4,099,376)	Schedule E—Part 1

Life Insurance In Force (Net of Reinsurance)		Exhibit of Life Insurance
Industrial	—
Ordinary	853,536,000
Credit Life	—
Group Life	34,197,000

Amount of Additional Accidental Death Insurance In Force under Ordinary Policies	27,126,000	Exhibit of Life Insurance
Life Insurance Policies with Disability Provisions In Force		Exhibit of Life Insurance
Industrial	—
Ordinary	1,428,012,000
Credit Life	—
Group Life	323,929,000

B-80

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2011

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

	2011	Annual Statement References
Supplementary Contracts in Force Ordinary—Not Involving Life Contingencies		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Amount on Deposit	—
Income Payable	—
Ordinary—Involving Life Contingencies
Income Payable	—
Group—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Group—Involving Life Contingencies
Income Payable	—

Annuities—Ordinary		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Immediate
Amount of Income Payable	51,501,725
Deferred—Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	6,739,563,540

Annuities—Group		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Amount of Income Payable	—
Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	1,696,534,378

Accident and Health Insurance—Premiums in Force
Group	—
Credit	—
Other	—

Deposit Funds and Dividend Accumulations		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Deposit Funds—Account Balance	245,348,572
Dividend Accumulations—Account Balance	—

B-81

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

Section 2. Investment Risk Interrogatories

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	State the reporting entity’s total admitted assets as reported on page two of the annual statement $1,975,083,302.

2.	State the ten largest exposures to a single issuer/borrower/investment.

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	JP Morgan Chase & Co.	Bonds	$16,562,167	0.8%
b.	Boeing Corp.	Bonds	$16,118,225	0.8%
c.	Kinder Morgan	Bonds	$16,002,436	0.8%
d.	Park Avenue Securities	Other Invested Asset	$14,994,904	0.8%
e.	Coca-Cola Co.	Bonds	$14,385,406	0.7%
f.	Bank of New York	Bonds	$14,093,179	0.7%
g.	XTO Energy Inc.	Bonds	$14,036,356	0.7%
h.	Anheuser-Busch Cos. Inc.	Bonds	$13,716,468	0.7%
i.	Time Warner Cable inc.	Bonds	$13,505,150	0.7%
j.	PNC Funding Corp.	Bonds	$13,248,930	0.7%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage of Total Admitted Assets	Preferred Stocks	Amount	Percentage of Total Admitted Assets
NAIC-1	$974,240,067	49.3%	P/RP-1	$—	0.0%
NAIC-2	$757,045,527	38.3%	P/RP-2	$—	0.0%
NAIC-3	$40,982,811	2.1%	P/RP-3	$4,000,000	0.2%
NAIC-4	$8,762,370	0.4%	P/RP-4	$—	0.0%
NAIC-5	$—	0.0%	P/RP-5	$—	0.0%
NAIC-6	$150	0.0%	P/RP-6	$—	0.0%

4.	Assets held in foreign investments:

	Amount	Percentage
a. Are assets held in foreign investments less than 2.5% of the entity’s total admitted assets? Yes { } No {X}
b. Total admitted assets held in foreign investments	$154,726,769	7.8%
c. Foreign-currency-denominated investments	$—	0.0%
d. Insurance liabilities denominated in that same foreign currency	$—	0.0%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1	$151,185,902	7.7%
Countries rated NAIC-2	$3,540,867	0.2%
Countries rated NAIC-3 or below	$—	0.0%

B-82

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:
Country: United Kingdom	$62,188,532	3.1%
Country: Luxembourg	$24,725,046	1.3%
Countries rated NAIC-2:
Country: Panama	$2,246,749	0.1%
Country: Trinidad & Tobago	$1,294,118	0.1%
Countries rated NAIC-3 or below

	Amount	Percentage
7. Aggregate unhedged foreign currency exposure:	$—	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1	$—	0.0%
ii. Countries rated NAIC-2	$—	0.0%
iii. Countries rated NAIC-3 or below:	$—	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1:
Country:	$—	0.0%
ii. Countries rated NAIC-2:
Country:	$—	0.0%
iii. Countries rated NAIC-3 or below
Country:	$—	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	Issuer	NAIC Rating	Amount	Percentage
1.	Diageo PLC	1FE	$12,242,577	0.6%
2.	Vodafone Group	1FE	$11,981,184	0.6%
3.	Astrazeneca	1FE	$10,084,766	0.5%
4.	Electricite De France	1FE	$9,976,148	0.5%
5.	Arcelormittal	2FE	$9,570,733	0.5%
6.	BP Capital Markets PCL	1FE	$8,495,076	0.4%
7.	Covidien Ltd.	1FE	$7,561,533	0.4%
8.	Woodside Finance Ltd.	2FE	$6,997,661	0.4%
9.	XL Capital Ltd.	2FE	$6,007,299	0.3%
10.	Shell International	1FE	$4,999,116	0.3%

11.	State the amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?    Yes  {  }     No  { X }

Total admitted assets held in Canada investments.	$56,711,784	2.9%

12.	State the aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

B-83

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes  {X}    No  {  }

13.	State the amounts and percentages of admitted assets held in the ten largest equity interests.

Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes  {X}    No  {  }

14.	State the amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities.

Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes  {X}    No  {  }

15.	State the amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

16.	State the amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  { X }    No  {  }

17.	State the amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

18.	State the amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

19.	State the amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Securities lending agreements (do not include assets held as collateral for such transactions)	$—	%	$—	$—	$—
b.	Repurchase agreements	$—	%	$5,000,000	$—	$—
c.	Reverse repurchase agreements	$—	%	$—	$—	$—
d.	Dollar repurchase agreements	$—	%	$—	$—	$—
e.	Dollar reverse repurchase agreements	$—	%	$—	$—	$—

20.	State the amounts and percentages of the entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
a.	Hedging	$—	%	$—	%
b.	Income generation	$—	%	$—	%
c.	Other	$—	%	$—	%

B-84

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

21.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$—	%	$—	$—	$—
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

22.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$44,370,900	2.2%	$9,175,850	$11,554,400	$41,229,350
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

B-85

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

APPENDIX A-001 AS OF DECEMBER 31, 2011

Section 3. Summary Investment Schedule

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Bonds:
U.S. Treasury Securities	$11,866,581	0.62%	$11,866,581	0.62%
U.S. Government agency obligations (excluding mortgage-backed securities):
Issued by U.S. Government agencies	—	0.00%	—	0.00%
Issued by U.S. Government sponsored agencies	—	0.00%	—	0.00%
Non-U.S. Government (including Canada, excluding mortgage-backed securities):	—	0.00%	—	0.00%
Securities issued by states, territories and possessions and political subdivisions in the U.S.:
States, territories and possessions general obligations	11,731,581	0.61%	11,731,581	0.61%
Political subdivisions of states, territories and possessions and political subidivisions general obligations	11,459,310	0.60%	11,459,310	0.60%
Revenue and assessment obligations	17,732,974	0.93%	17,732,974	0.93%
Industrial development and similar obligations	—	0.00%	—	0.00%
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Issued or guaranteed by GNMA	16,529	0.00%	16,529	0.00%
Issued or guaranteed by FNMA and FHLMC	313,626	0.02%	313,626	0.02%
All other	—	0.00%	—	0.00%
CMOs and REMICs:
Issued or guaranteed by GNMA, FNMA, FHLMC or VA	679,718	0.03%	679,718	0.03%
Issued by non-U.S. Government issuers and collateralized by mortgage-backed securities issued or guaranteed by agencies as mentioned above	—	0.00%	—	0.00%
All other	27,082,510	1.42%	27,082,510	1.42%
Other debt and other fixed income securities (excluding short term):
Unaffiliated domestic securities (includes credit tenant loans and hybrid securities)	1,422,054,666	74.50%	1,422,054,666	74.50%
Unaffiliated non-U.S. securities (including Canada)	211,306,645	11.07%	211,306,645	11.07%
Affiliated securities	—	0.00%	—	0.00%

B-86

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

APPENDIX A-001 AS OF DECEMBER 31, 2011

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Equity interests:
Investments in mutual funds	$—	0.00%	$—	0.00%
Preferred stocks:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	4,000,000	0.21%	4,000,000	0.21%
Publicly traded equity securities (excluding preferred stocks):
Affiliated	—	0.00%	—	0.00%
Unaffiliated	131,908	0.01%	131,908	0.01%
Other equity securities:
Affiliated	2,810,845	0.15%	2,810,845	0.15%
Unaffiliated	—	0.00%	—	0.00%
Other equity interests including tangible personal property under lease:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	—	0.00%	—	0.00%
Mortgage loans:
Construction and land development	—	0.00%	—	0.00%
Agricultural	—	0.00%	—	0.00%
Single family residential properties	—	0.00%	—	0.00%
Multifamily residential properties	—	0.00%	—	0.00%
Commercial loans	—	0.00%	—	0.00%
Mezzanine real estate loans	—	0.00%	—	0.00%
Real Estate Investments:
Property occupied by the Company	—	0.00%	—	0.00%
Property held for the production of income	—	0.00%	—	0.00%
Property held for sale	—	0.00%	—	0.00%
Contract Loans	108,931,139	5.71%	108,931,139	5.71%
Derivatives	—	0.00%	—	0.00%
Receivables for securities	1,354,118	0.07%	1,354,118	0.07%
Securities lending	—	0.00%	—	0.00%
Cash, cash equivalents and short term Investments	62,687,409	3.28%	62,687,409	3.28%
Other Invested Assets	14,664,906	0.77%	14,664,906	0.77%

Total Invested Assets	$1,908,824,465	100.00%	$1,908,824,465	100.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-87

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

We have audited the accompanying statutory basis balance sheets of The Guardian Insurance & Annuity Company, Inc as of December 31, 2011 and 2010, and the related statutory basis statements of operations, of changes in surplus, and of cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note B to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2011 and 2010, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note B.

As described in Note F to the financial statements, the Company changed its method of accounting for income taxes in 2011.

Our audit was conducted for the purpose of forming an opinion on the basic statutory basis financial statements taken as a whole. The accompanying Schedule I—Selected Financial Data, Investment Risk Interrogatories, and Summary Investment Schedule of the Company as of December 31, 2011 and for the year then ended are presented for purposes of additional analysis and are not a required part of the basic statutory basis financial statements. The effects on the supplemental schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the supplemental schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2011 and for the year then ended. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the basic statutory basis financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory basis financial statements taken as a whole.

March 8, 2012

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

T: (646) 471 3000, F: (646) 471 8320, www.pwc.com/us

B-88

PART C

ITEM 27:	Exhibits

The following exhibits:

(a)	Resolution of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing The Guardian Separate Account K.(1)
(b)	Custodian Agreements. Not applicable.
(c)	Distribution Agreements.(1)
(d)	Specimen of the Variable Whole Life Insurance Policy with Modified Scheduled Premiums.(1)
(e)	Form of Application for the Variable Whole Life Policy with Modified Scheduled Premiums.(1)
(f)(i)	Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(1)
(ii)	Certificate of Amendment of Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(2)
(iii)	By-laws of The Guardian Insurance & Annuity Company, Inc.(1)
(g)(i)	Reinsurance Agreement #3002(5)
	(i)(a)	Amendment to Reinsurance Agreement #3002 (Revision 3)(5)
(g)(ii)	Reinsurance Agreement #3001(5)
	(ii)(a)	Amendments to Reinsurance Agreement #3001 (Revisions 7 and 8)(5)
	(ii)(b)	Amendment to Reinsurance Agreement (May 2008)(7)
(g)(iii)	Automatic with Facultative Option Yearly Renewable Term Reinsurance Agreement (2011)(11)
(h)	Participation Agreements
	(i)	Aim Variable Insurance Funds(3)
	(ii)	Fidelity Variable Insurance Products Fund(3)
	(iii)	Gabelli Capital Series Funds, LLP(3)
	(iv)	Janus Aspen Series(3)
	(v)	MFS Variable Insurance Trust(3)
	(vi)	Alliance Variable Products Series Fund, Inc.(3)
	(vii)	Value Line, Inc(3)
	(viii)	American Century(3)
	(ix)	RS Variable Products Trust(3)
	(a)	Amendment to RS VPT Participation Agreement (2009)(9)
(i)	Amended and Restated Agreement for Services and Reimbursement Therefor between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(8)
(j)	Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.(7)
(j)(i)	Powers of Attorney for K. Rone Baldwin and Margaret W. Skinner(9)
(j)(ii)	Powers of Attorney for Donald P. Sullivan, Jr. and Michael Slipowitz(11)
(k)(i)	Opinion of Richard T. Potter, Jr., Esq.(1)
(k)(ii)	Consent of Richard T. Potter, Jr., Esq.(11)
(l)	Opinion and Consent of actuarial officer. Not applicable
(m)	Calculation. Not applicable
(n)	Consent of PricewaterhouseCoopers LLP(11)
(o)	No financial statements are omitted
(p)	Not applicable
(q)	Redeemability Exemption
(q)(i)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(3)
(q)(ii)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(4)
(q)(iii)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy(5)
(q)(iv)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(6)
(q)(v)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(8)
(q)(vi)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(10)

(1)	Incorporated by reference to the Registration Statement on Form S-6 filed by the Registrant on April 30, 1998 (Registration No. 333-32101)
(2)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 filed on April 25, 2001 (Registration No. 333-32101)
(3)	Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 filed on April 30, 2003.
(4)	Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6 filed on April 28, 2004.
(5)	Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 filed on April 21, 2006 (Reg No. 333-32101)
(6)	Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-6 filed on April 20, 2007 (Reg No. 333-32101; Accession No. 0001193125-07-086461)
(7)	Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-6 filed on April 29, 2008 (Reg No. 333-32101; Accession No. 0001193125)
(8)	Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-6 filed on April 28, 2009 (Reg No. 333-32101; Accession No. 0001193125)
(9)	Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-6 filed by the Registrant on April 27, 2010 (File No. 333-32101; Accession No. 0001193125-10-094627)
(10)	Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 filed by the Registrant on April 29, 2011 (File No. 333-32101; Accession No. 0001193125-11-115538)
(11)	Filed herewith.

Item 28.	Directors and Officers of the Depositor

The following is a list of directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
D. Scott Dolfi	Director & President
Robert E. Broatch	Director
Donald P. Sullivan, Jr.	Director
Michael Slipowitz	Director & Senior Vice President & Corporate Chief Actuary
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Tracy L. Rich	Executive Vice President, General Counsel and Corporate Secretary
Richard T. Potter, Jr.	Senior Vice President & Counsel
Michael B. Cefole	Senior Vice President, Profit Center Officer, Retirement Solutions
Barry I. Belfer	Senior Vice President & Treasurer
Kimberly A. Flemm	Vice President, Retirement Services & Operations
Jason S. Frain	Vice President, 401(k) Product Management
John H. Walter	Vice President & Director of Finance
Bruce P. Chapin	Vice President, Corporate Tax
Gordon Bailey	Vice President & Chief Financial Officer
Douglas Dubitsky	Vice President, Product Management
James J. Consolati	Vice President, Retirement Services
Elizabeth Rogalin	Vice President & Chief Actuary, Retirement Solutions
Robert J. Varga	Vice President, National Accounts
Howard W. Chin	Managing Director
Robert J. Crimmins, Jr.	Managing Director
Thomas M. Donohue	Managing Director
Alexander M. Grant, Jr.	Managing Director
Jonathan C. Jankus	Managing Director
Howard G. Most	Managing Director
Robert A. Reale	Managing Director
Kevin Booth	Managing Director
Atanas H. Goranov	Managing Director & Derivatives Risk Officer
Leslie A. Barbi	Managing Director, Fixed Income Investments
Brian E. Keating	Managing Director, Private Placements
Linda Senker	Chief Compliance Officer

Item 29.	Persons Controlled by or under Common Control with Depositor or Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of March 31, 2012. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	71.63%
Berkshire Life Insurance Company of America	Massachusetts	100%
Berkshire Acquisition LLC	Delaware	100%
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Managed Dental Care	California	100%
American Financial Systems, Inc.	Massachusetts	100%
Segurosevida.com, Inc.	Delaware	100%
SdeV.com	Delaware	100%
S de V com, S de RL de CV	Mexico	99% (being dissolved)
AFS de Mexico Agente de Seguros, SA de CV	Mexico	99.99% (being dissolved)
eMoney Advisor Holdings, LLC	Delaware	65%
eMoney Advisor, LLC	Delaware	65% (indirectly owned)
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
Managed DentalGuard, Inc.	Ohio	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Guardian CapCo, LLC	Delaware	100%
Lowe Capital Partners, LLC	Delaware	80%
Guardian LEIM, LLC	Delaware	100%
Lowe Enterprises Investment Management, LLC	Delaware	50%
Hanover Goodyear LLC	Delaware	100%
Innovative Underwriters, Inc.	New Jersey	100%
Guardian LCP Hospitality LLC	Delaware	100%
Guardian LCP Hospitality Finance LLC	Delaware	100%
Guardian Quincy LLC	Delaware	100%
Hanover Acquisition LLC	Delaware	100%
Hanover Acquisition II LLC	Delaware	100%
Hanover Acquisition 3 LLC	Delaware	100%
Guardian Ledges LLC	Delaware	100%
Guardian Shores, LLC	Delaware	100%
Guardian Wakefield LLC	Delaware	100%
Guardian Distributors, LLC	Delaware	100%
Guardian Bently LLC	Delaware	100%
RS High Yield Fund	Massachusetts	45.70%
RS High Yield Bond VIP Series	Massachusetts	25.57%
RS Capital Appreciation Fund	Massachusetts	16.09%
RS Global Growth Fund	Massachusetts	84.58%
RS Greater China Fund	Massachusetts	94.52%
RS Strategic Income Fund	Massachusetts	54.98%

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of March 31, 2012:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
RS Variable Products Trust	Massachusetts	100%

Item 30.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable life insurance polices and variable annuity contracts and it is also the principal underwriter of shares of:

The RS Variable Products Trust, a series trust consisting of the following series:

RS Emerging Markets VIP Series, RS High Yield VIP Series, RS International Growth VIP Series, RS Investment Quality Bond VIP Series, RS Large Cap Alpha VIP Series, RS Low Duration Bond VIP Series, RS Money Market VIP Series, RS S&P 500 Index VIP Series, and RS Small Cap Growth Equity VIP Series.

The RS Investment Trust, a series trust consisting of the following series:

(i) Value Funds: RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund, RS Global Natural Resources Fund, and RS Capital Appreciation Fund.

(ii) Growth Funds: RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, RS Technology Fund, and RS Small Cap Equity Fund;

(iii) International Funds: RS International Growth Fund, and RS Emerging Markets Fund;

(iv) Fixed Income Funds: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund, and RS Money Market Fund; and

(v) RS S&P 500 Index Fund.

All of the aforementioned funds and the series trust are registered with the SEC as open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts: The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of the managers and principal officers of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Michael Cefole	Manager & Chairman
Robert E. Broatch	Manager
D. Scott Dolfi	Manager
Tracy L. Rich	Executive Vice President, General Counsel & Corporate Secretary
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Donald P. Sullivan, Jr.	President
Barry I. Belfer	Senior Vice President & Treasurer
Philip Eichinger	Senior Vice President & National Sales Manager of Mutual Funds
Richard T. Potter, Jr.	Senior Vice President & Counsel
John H. Walter	Senior Vice President, Controller
Bruce P. Chapin	Vice President, Corporate Tax
James J. Consolati	Vice President, Retirement Services
Philip Edelstein	Vice President, National Sales Manager
Gregg Forger	Vice President, Internal Sales
Colin Lake	Vice President, National Sales Manager
James Lake	Vice President, National Sales Manager
Dale W. Magner	Vice President, Retirement Product Sales
Kurt J. Shallow	Vice President, Risk Products Distribution
Andrew M. Shainberg	Vice President & Chief Compliance Officer, Broker Dealer
James Tracy	Vice President, Investment Research Group
Bryan S. Tutor	Senior Vice President, Finance
Robert J. Varga	Vice President, National Accounts
Michael J. Bessel	Managing Director & Chief Compliance Officer, Investments
Leslie A. Barbi	Managing Director
Kevin Booth	Managing Director
Howard W. Chin	Managing Director
Robert J. Crimmins, Jr.	Managing Director
Thomas M. Donohue	Managing Director
Atanas H. Goranov	Managing Director
Alexander M. Grant, Jr.	Managing Director
Jonathan C. Jankus	Managing Director
Brian E. Keating	Managing Director
Howard G. Most	Managing Director
John B. Murphy	Managing Director
Robert A. Reale	Managing Director

(c) GIS, as the principal underwriter of the Registrant’s variable life contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 32.	Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 33.	Management Services

None.

Item 34.	Fee Representation

The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account K, certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment No. 18 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 18 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on April 27, 2012.

THE GUARDIAN SEPARATE ACCOUNT K
(Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
(Name of Depositor)

By:	/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Senior Vice President & Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 to the Registration Statement has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

	/s/ Michael Slipowitz* Michael Slipowitz	Director and Senior Vice President and Corporate Chief Actuary

	/s/ Gordon Bailey Gordon Bailey (Principal Financial Officer)	Vice President, Chief Financial Officer

	/s/ D. Scott Dolfi*	Director and President
D. Scott Dolfi (Principal Executive Officer)

	/s/ Donald P. Sullivan, Jr.* Donald P. Sullivan, Jr.	Director

	/s/ Robert E. Broatch*	Director
Robert E. Broatch

*By:	/s/ Richard T. Potter, Jr.	Date: April 27, 2012
Richard T. Potter, Jr.
Senior Vice President and Counsel

*	Pursuant to Power of Attorney

The Guardian Separate Account K

Exhibit Index

Exhibit Number	Description

(g)(iii)	Automatic with Facultative Option Yearly Renewable Term Reinsurance Agreement (2011)

(j)(ii)	Powers of Attorney for Donald P. Sullivan, Jr. and Michael Slipowitz

(k)(ii)	Consent of Richard T. Potter, Jr., Esq.

(n)	Consent of PricewaterhouseCoopers LLP